UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07205

Variable Insurance Products Fund III

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Balanced Portfolio VIP Balanced Portfolio Initial Class

This annual shareholder report contains information about VIP Balanced Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$ 45	0.42%
What affected the Fund's performance this period?

•U.S. equities posted a strong gain for the 12 months ending December 31, 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change. On the other hand, U.S. taxable investment-grade bonds finished the year with a low single-digit gain, as the bond market reflected both three interest-rate reductions by the Fed and meaningful increases in U.S. Treasury yields.
•Against this backdrop, asset allocation - overweighting stocks and underweighting investment-grade bonds - meaningfully contributed to the fund's performance versus the Fidelity Balanced 60/40 Composite Index for the year. Investment choices in the bond subportfolio also helped the fund's relative result.
•Among stocks, picks in the health care and industrials sectors stood out as relative contributors. The top individual contributor was an overweight in Nvidia (+169%). We trimmed exposure to Nvidia, making it the fund's No. 2 holding as of December 31.
•Elsewhere, avoiding weak-performing index component Intel (-60%) boosted the fund's relative result. A non-Composite stake in UCB (+119%) - a new position in the equity subportfolio this period - further contributed.
•Conversely, security selection and an underweight in the information technology sector notably detracted from relative performance for the 12 months. Investment choices in consumer discretionary and communication services also hurt.
•Mostly avoiding Broadcom (+110%), where we established a position this period, detracted the most on a relative basis, followed by an overweight in Adobe (-25%) and SolarEdge Technologies (-85%). We trimmed our positions in both Adobe and SolarEdge this period.
•In fixed income, the fund notably benefited from exposure to asset-backed securities, including collateralized loan obligations, while the fund's yield-curve positioning modestly detracted for the year.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Initial Class	15.92%	10.84%	9.62%
Fidelity Balanced 60/40 Composite Index℠	15.04%	8.67%	8.52%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$7,634,971,647
Number of Holdings	332
Total Advisory Fee	$32,367,968
Portfolio Turnover	33%
What did the Fund invest in?
(as of December 31, 2024)
The information in the following tables is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds as applicable.

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 22.3
AAA - 2.4
AA - 0.2
A - 2.7
BBB - 5.5
BB - 0.6
B - 0.3
Not Rated - 0.4
Equities - 65.4
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.2
Financials	13.3
Consumer Discretionary	7.4
Communication Services	7.3
Health Care	7.1
Industrials	5.6
Consumer Staples	3.6
Energy	3.0
Real Estate	2.2
Utilities	1.9
Materials	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 65.2
Bonds - 34.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	12.5
Apple Inc	5.3
NVIDIA Corp	4.9
Microsoft Corp	4.7
US Treasury Bonds	3.8
Alphabet Inc Class A	3.3
Amazon.com Inc	3.1
Fannie Mae Mortgage pass-thru certificates	2.2
Meta Platforms Inc Class A	1.8
Ginnie Mae II Pool	1.7
43.3
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914219.100    616-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Dynamic Capital Appreciation Portfolio VIP Dynamic Capital Appreciation Portfolio Service Class

This annual shareholder report contains information about VIP Dynamic Capital Appreciation Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$ 81	0.72%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by health care. Security selection in industrials, primarily within the capital goods industry, and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Nvidia (+174%). The stock was the fund's biggest holding at period end. A second notable relative contributor was an overweight in GE Vernova (+137%). This was an investment we established this period. The company was one of the fund's largest holdings at period end. An overweight in Boston Scientific (+54%) also helped. The company was among the fund's largest holdings.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in consumer discretionary. An overweight in health care also hampered the fund's result, as did our picks and an underweight in communication services, primarily within the media & entertainment industry.
•Not owning Broadcom, a benchmark component that gained about 110%, was the biggest individual relative detractor. A non-benchmark stake in MongoDB returned approximately -39% and was the second-largest relative detractor. The stock was not held at period end. Not owning Tesla, a benchmark component that gained about 63%, also hurt.
•Notable changes in positioning include higher allocations to the consumer discretionary and financials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class	25.35%	16.25%	12.93%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$279,787,748
Number of Holdings	146
Total Advisory Fee	$1,666,387
Portfolio Turnover	61%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.5
Health Care	17.2
Financials	13.2
Consumer Discretionary	12.7
Industrials	12.2
Communication Services	7.5
Energy	2.8
Materials	2.6
Consumer Staples	2.4
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.6
Preferred Stocks - 0.3
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.8
China - 2.5
Taiwan - 2.1
Canada - 1.5
Brazil - 0.9
Israel - 0.8
Belgium - 0.7
Netherlands - 0.7
Germany - 0.4
Others - 0.6

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.7
Apple Inc	7.2
Amazon.com Inc	5.2
Microsoft Corp	4.5
Boston Scientific Corp	3.1
Alphabet Inc Class A	3.0
Mastercard Inc Class A	2.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.0
Alphabet Inc Class C	1.7
GE Vernova Inc	1.6
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914207.100    853-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Value Strategies Portfolio VIP Value Strategies Portfolio Initial Class

This annual shareholder report contains information about VIP Value Strategies Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$ 63	0.60%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell Midcap Value Index for the fiscal year, especially within the consumer discretionary sector. Stock picking and an overweight in industrials also hampered the fund's result. Investment choices in communication services hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CVS Health (-41%). An overweight in Chemours (-44%) and position in Centene (-20%) also hurt. The latter stock was not held at period end but was among the fund's biggest holdings in 2024.
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in information technology, primarily within the technology hardware & equipment industry. Picks in utilities also boosted relative performance. An overweight in financials, primarily within the financial services industry, helped as well.
•The top individual relative contributor was an overweight in Constellation Energy (+88%). This period we decreased our stake in Constellation Energy although it was among our largest holdings this period. A non-benchmark stake in Apollo Global Management gained approximately 80% and further bolstered relative performance. The stock was one of our largest holdings. A non-benchmark stake in Targa Resources (+111%) also helped.
•Notable changes in positioning include decreased exposure to the utilities and real estate sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Initial Class	9.40%	12.20%	9.64%
Russell Midcap® Value Index	13.07%	8.59%	8.10%
Russell 3000® Index	23.81%	13.86%	12.55%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$938,382,301
Number of Holdings	116
Total Advisory Fee	$4,291,907
Portfolio Turnover	66%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	21.4
Industrials	18.7
Consumer Discretionary	9.4
Materials	7.9
Energy	6.9
Information Technology	6.9
Real Estate	6.3
Health Care	5.9
Consumer Staples	5.3
Utilities	5.2
Communication Services	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Short-Term Investments and Net Other Assets (Liabilities) - 3.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.2
Canada - 4.0
Bailiwick Of Jersey - 0.9
Spain - 0.7
Puerto Rico - 0.7
India - 0.7
Portugal - 0.5
Sweden - 0.5
United Kingdom - 0.4
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Global Payments Inc	1.9
Apollo Global Management Inc	1.9
East West Bancorp Inc	1.9
First Citizens BancShares Inc/NC Class A	1.8
Canadian Natural Resources Ltd	1.6
PG&E Corp	1.5
Ventas Inc	1.5
Ameriprise Financial Inc	1.5
Jabil Inc	1.5
ON Semiconductor Corp	1.3
16.4
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914242.100    1024-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Growth & Income Portfolio VIP Growth & Income Portfolio Service Class

This annual shareholder report contains information about VIP Growth & Income Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$ 65	0.59%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, market selection was the primary detractor from the fund's performance versus the S&P 500® index for the fiscal year, especially an overweight in energy. Security selection and an underweight in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result was an underweight in information technology, primarily within the semiconductors & semiconductor equipment industry.
•The largest individual relative detractor was an underweight in Nvidia (+171%), which was among the largest holdings. A second notable relative detractor was an overweight in Boeing (-33%). The company was one of the fund's biggest holdings this period. An underweight in Meta Platforms (+66%) also detracted. This was an investment we established this period.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picking in health care also boosted relative performance. Also lifting the fund's relative result were stock picks and an overweight in financials, primarily within the banks industry.
•The top individual relative contributor was an overweight in GE Aerospace (+66%). The company was one of the fund's biggest holdings. A second notable relative contributor was an overweight in GE Vernova (+127%). This was an investment we established this period. The company also was among our biggest holdings at period end. An overweight in Wells Fargo (+43%) also helped. The company, too, was a sizable holding.
•Notable changes in positioning include a higher allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class	22.09%	13.26%	11.28%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$2,444,208,883
Number of Holdings	177
Total Advisory Fee	$11,224,574
Portfolio Turnover	14%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	23.4
Financials	20.2
Industrials	16.4
Health Care	11.0
Energy	8.9
Consumer Staples	5.9
Communication Services	4.5
Utilities	2.4
Consumer Discretionary	2.0
Real Estate	1.2
Materials	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.0
Preferred Stocks - 0.9
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.0
Canada - 1.5
Germany - 1.5
United Kingdom - 1.2
Netherlands - 1.0
Belgium - 0.9
France - 0.8
Zambia - 0.7
Taiwan - 0.6
Others - 0.8

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	7.5
Wells Fargo & Co	6.5
Exxon Mobil Corp	5.8
GE Aerospace	4.6
NVIDIA Corp	4.1
Apple Inc	3.2
Bank of America Corp	2.9
Visa Inc Class A	2.3
GE Vernova Inc	2.2
UnitedHealth Group Inc	1.8
40.9
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914149.100    473-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Mid Cap Portfolio VIP Mid Cap Portfolio Investor Class

This annual shareholder report contains information about VIP Mid Cap Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$ 70	0.65%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the year, led by the consumer discretionary sector. Picks in consumer staples and financials, primarily banks, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings gained 141% and was the top individual relative contributor. This period we decreased our position in the stock. An overweight in Deckers Outdoor (+83%) helped as well. This period we decreased our position in Deckers Outdoor. Another notable relative contributor was our non-benchmark stake in Howmet Aerospace (+110%). The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in information technology. Also hurting our result was security selection in energy and utilities. Lastly, the fund's position in cash further detracted.
•Not owning Texas Pacific Land, a benchmark component that gained 117%, was the biggest individual relative detractor. Our stake in Super Micro Computer (+276%) also hurt. The stock was not held at period end. A holding in Emcor (+111%) detracted as well. This was an investment we established in 2024.
•Notable changes in positioning include increased exposure to the health care and financials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Investor Class	17.40%	11.26%	9.13%
S&P MidCap 400® Index	13.93%	10.34%	9.68%
Russell 3000® Index	23.81%	13.86%	12.55%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$7,489,948,736
Number of Holdings	180
Total Advisory Fee	$40,873,181
Portfolio Turnover	52%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	20.1
Industrials	18.1
Consumer Discretionary	12.3
Health Care	11.7
Information Technology	9.7
Real Estate	6.5
Energy	6.0
Materials	5.2
Consumer Staples	4.9
Utilities	3.4
Communication Services	1.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.1
Canada - 2.2
Israel - 1.6
United Kingdom - 1.6
Belgium - 0.9
Puerto Rico - 0.8
Brazil - 0.4
Italy - 0.4
France - 0.3
Others - 0.7

TOP HOLDINGS (% of Fund's net assets)
Reinsurance Group of America Inc	1.5
US Foods Holding Corp	1.4
ITT Inc	1.4
Williams-Sonoma Inc	1.3
East West Bancorp Inc	1.3
Wintrust Financial Corp	1.3
Primerica Inc	1.2
Performance Food Group Co	1.2
AptarGroup Inc	1.2
Wix.com Ltd	1.2
13.0
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914238.100    1466-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Growth Opportunities Portfolio VIP Growth Opportunities Portfolio Service Class

This annual shareholder report contains information about VIP Growth Opportunities Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$ 81	0.67%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection and sector/industry selection contributed in roughly equal measure to the fund's performance versus the Russell 1000 Growth Index for the year, led by information technology. An overweight in communication services, primarily within the media & entertainment industry, also boosted relative performance. Also contributing were security selection and an underweight in consumer discretionary, primarily within the consumer discretionary distribution & retail industry.
•The top individual relative contributor was an overweight in Nvidia (+171%). The stock was the fund's biggest holding. A second notable relative contributor was a non-benchmark stake in Sea (+160%). This period we decreased our investment in Sea. Another notable relative contributor was an overweight in Carvana (+283%).
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services, primarily within the media & entertainment industry. Also hurting our result were stock picks in financials, primarily within the financial services industry, and utilities.
•The biggest individual relative detractor was an overweight in Roku (-19%). This period we increased our position in Roku, which was one of the fund's largest holdings. A second notable relative detractor was a non-benchmark stake in ON Semiconductor (-24%). An overweight in Builders FirstSource (-14%) also detracted. This period we increased our position in Builders FirstSource.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class	38.76%	18.64%	18.10%
Russell 1000® Growth Index	33.36%	18.96%	16.78%
Russell 1000® Index	24.51%	14.28%	12.87%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$3,885,385,455
Number of Holdings	196
Total Advisory Fee	$19,748,951
Portfolio Turnover	58%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	47.7
Communication Services	21.0
Consumer Discretionary	12.5
Financials	7.0
Health Care	4.8
Industrials	4.6
Consumer Staples	1.2
Utilities	1.0
Materials	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.9
Preferred Stocks - 2.1
Bonds - 0.1
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Taiwan - 1.6
Singapore - 1.4
China - 1.1
Canada - 0.5
Germany - 0.4
India - 0.2
Netherlands - 0.2
United Kingdom - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	12.8
Microsoft Corp	8.2
Meta Platforms Inc Class A	6.2
Amazon.com Inc	5.6
Apple Inc	5.5
Broadcom Inc	4.8
Alphabet Inc Class C	4.4
Roku Inc Class A	3.2
Tesla Inc	2.4
Visa Inc Class A	2.2
55.3
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914222.100    491-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Growth & Income Portfolio VIP Growth & Income Portfolio Investor Class

This annual shareholder report contains information about VIP Growth & Income Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$ 63	0.57%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, market selection was the primary detractor from the fund's performance versus the S&P 500® index for the fiscal year, especially an overweight in energy. Security selection and an underweight in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result was an underweight in information technology, primarily within the semiconductors & semiconductor equipment industry.
•The largest individual relative detractor was an underweight in Nvidia (+171%), which was among the largest holdings. A second notable relative detractor was an overweight in Boeing (-33%). The company was one of the fund's biggest holdings this period. An underweight in Meta Platforms (+66%) also detracted. This was an investment we established this period.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picking in health care also boosted relative performance. Also lifting the fund's relative result were stock picks and an overweight in financials, primarily within the banks industry.
•The top individual relative contributor was an overweight in GE Aerospace (+66%). The company was one of the fund's biggest holdings. A second notable relative contributor was an overweight in GE Vernova (+127%). This was an investment we established this period. The company also was among our biggest holdings at period end. An overweight in Wells Fargo (+43%) also helped. The company, too, was a sizable holding.
•Notable changes in positioning include a higher allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Investor Class	22.18%	13.29%	11.31%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$2,444,208,883
Number of Holdings	177
Total Advisory Fee	$11,224,574
Portfolio Turnover	14%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	23.4
Financials	20.2
Industrials	16.4
Health Care	11.0
Energy	8.9
Consumer Staples	5.9
Communication Services	4.5
Utilities	2.4
Consumer Discretionary	2.0
Real Estate	1.2
Materials	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.0
Preferred Stocks - 0.9
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.0
Canada - 1.5
Germany - 1.5
United Kingdom - 1.2
Netherlands - 1.0
Belgium - 0.9
France - 0.8
Zambia - 0.7
Taiwan - 0.6
Others - 0.8

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	7.5
Wells Fargo & Co	6.5
Exxon Mobil Corp	5.8
GE Aerospace	4.6
NVIDIA Corp	4.1
Apple Inc	3.2
Bank of America Corp	2.9
Visa Inc Class A	2.3
GE Vernova Inc	2.2
UnitedHealth Group Inc	1.8
40.9
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914146.100    1464-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Dynamic Capital Appreciation Portfolio VIP Dynamic Capital Appreciation Portfolio Service Class 2

This annual shareholder report contains information about VIP Dynamic Capital Appreciation Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class 2	$ 98	0.87%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by health care. Security selection in industrials, primarily within the capital goods industry, and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Nvidia (+174%). The stock was the fund's biggest holding at period end. A second notable relative contributor was an overweight in GE Vernova (+137%). This was an investment we established this period. The company was one of the fund's largest holdings at period end. An overweight in Boston Scientific (+54%) also helped. The company was among the fund's largest holdings.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in consumer discretionary. An overweight in health care also hampered the fund's result, as did our picks and an underweight in communication services, primarily within the media & entertainment industry.
•Not owning Broadcom, a benchmark component that gained about 110%, was the biggest individual relative detractor. A non-benchmark stake in MongoDB returned approximately -39% and was the second-largest relative detractor. The stock was not held at period end. Not owning Tesla, a benchmark component that gained about 63%, also hurt.
•Notable changes in positioning include higher allocations to the consumer discretionary and financials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class 2	25.19%	16.09%	12.76%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$279,787,748
Number of Holdings	146
Total Advisory Fee	$1,666,387
Portfolio Turnover	61%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.5
Health Care	17.2
Financials	13.2
Consumer Discretionary	12.7
Industrials	12.2
Communication Services	7.5
Energy	2.8
Materials	2.6
Consumer Staples	2.4
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.6
Preferred Stocks - 0.3
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.8
China - 2.5
Taiwan - 2.1
Canada - 1.5
Brazil - 0.9
Israel - 0.8
Belgium - 0.7
Netherlands - 0.7
Germany - 0.4
Others - 0.6

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.7
Apple Inc	7.2
Amazon.com Inc	5.2
Microsoft Corp	4.5
Boston Scientific Corp	3.1
Alphabet Inc Class A	3.0
Mastercard Inc Class A	2.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.0
Alphabet Inc Class C	1.7
GE Vernova Inc	1.6
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914208.100    971-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Balanced Portfolio VIP Balanced Portfolio Service Class

This annual shareholder report contains information about VIP Balanced Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$ 57	0.52%
What affected the Fund's performance this period?

•U.S. equities posted a strong gain for the 12 months ending December 31, 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change. On the other hand, U.S. taxable investment-grade bonds finished the year with a low single-digit gain, as the bond market reflected both three interest-rate reductions by the Fed and meaningful increases in U.S. Treasury yields.
•Against this backdrop, asset allocation - overweighting stocks and underweighting investment-grade bonds - meaningfully contributed to the fund's performance versus the Fidelity Balanced 60/40 Composite Index for the year. Investment choices in the bond subportfolio also helped the fund's relative result.
•Among stocks, picks in the health care and industrials sectors stood out as relative contributors. The top individual contributor was an overweight in Nvidia (+169%). We trimmed exposure to Nvidia, making it the fund's No. 2 holding as of December 31.
•Elsewhere, avoiding weak-performing index component Intel (-60%) boosted the fund's relative result. A non-Composite stake in UCB (+119%) - a new position in the equity subportfolio this period - further contributed.
•Conversely, security selection and an underweight in the information technology sector notably detracted from relative performance for the 12 months. Investment choices in consumer discretionary and communication services also hurt.
•Mostly avoiding Broadcom (+110%), where we established a position this period, detracted the most on a relative basis, followed by an overweight in Adobe (-25%) and SolarEdge Technologies (-85%). We trimmed our positions in both Adobe and SolarEdge this period.
•In fixed income, the fund notably benefited from exposure to asset-backed securities, including collateralized loan obligations, while the fund's yield-curve positioning modestly detracted for the year.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class	15.83%	10.74%	9.51%
Fidelity Balanced 60/40 Composite Index℠	15.04%	8.67%	8.52%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$7,634,971,647
Number of Holdings	332
Total Advisory Fee	$32,367,968
Portfolio Turnover	33%
What did the Fund invest in?
(as of December 31, 2024)
The information in the following tables is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds as applicable.

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 22.3
AAA - 2.4
AA - 0.2
A - 2.7
BBB - 5.5
BB - 0.6
B - 0.3
Not Rated - 0.4
Equities - 65.4
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.2
Financials	13.3
Consumer Discretionary	7.4
Communication Services	7.3
Health Care	7.1
Industrials	5.6
Consumer Staples	3.6
Energy	3.0
Real Estate	2.2
Utilities	1.9
Materials	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 65.2
Bonds - 34.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	12.5
Apple Inc	5.3
NVIDIA Corp	4.9
Microsoft Corp	4.7
US Treasury Bonds	3.8
Alphabet Inc Class A	3.3
Amazon.com Inc	3.1
Fannie Mae Mortgage pass-thru certificates	2.2
Meta Platforms Inc Class A	1.8
Ginnie Mae II Pool	1.7
43.3
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914218.100    469-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Balanced Portfolio VIP Balanced Portfolio Service Class 2

This annual shareholder report contains information about VIP Balanced Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class 2	$ 73	0.67%
What affected the Fund's performance this period?

•U.S. equities posted a strong gain for the 12 months ending December 31, 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change. On the other hand, U.S. taxable investment-grade bonds finished the year with a low single-digit gain, as the bond market reflected both three interest-rate reductions by the Fed and meaningful increases in U.S. Treasury yields.
•Against this backdrop, asset allocation - overweighting stocks and underweighting investment-grade bonds - meaningfully contributed to the fund's performance versus the Fidelity Balanced 60/40 Composite Index for the year. Investment choices in the bond subportfolio also helped the fund's relative result.
•Among stocks, picks in the health care and industrials sectors stood out as relative contributors. The top individual contributor was an overweight in Nvidia (+169%). We trimmed exposure to Nvidia, making it the fund's No. 2 holding as of December 31.
•Elsewhere, avoiding weak-performing index component Intel (-60%) boosted the fund's relative result. A non-Composite stake in UCB (+119%) - a new position in the equity subportfolio this period - further contributed.
•Conversely, security selection and an underweight in the information technology sector notably detracted from relative performance for the 12 months. Investment choices in consumer discretionary and communication services also hurt.
•Mostly avoiding Broadcom (+110%), where we established a position this period, detracted the most on a relative basis, followed by an overweight in Adobe (-25%) and SolarEdge Technologies (-85%). We trimmed our positions in both Adobe and SolarEdge this period.
•In fixed income, the fund notably benefited from exposure to asset-backed securities, including collateralized loan obligations, while the fund's yield-curve positioning modestly detracted for the year.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class 2	15.58%	10.57%	9.35%
Fidelity Balanced 60/40 Composite Index℠	15.04%	8.67%	8.52%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$7,634,971,647
Number of Holdings	332
Total Advisory Fee	$32,367,968
Portfolio Turnover	33%
What did the Fund invest in?
(as of December 31, 2024)
The information in the following tables is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds as applicable.

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 22.3
AAA - 2.4
AA - 0.2
A - 2.7
BBB - 5.5
BB - 0.6
B - 0.3
Not Rated - 0.4
Equities - 65.4
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.2
Financials	13.3
Consumer Discretionary	7.4
Communication Services	7.3
Health Care	7.1
Industrials	5.6
Consumer Staples	3.6
Energy	3.0
Real Estate	2.2
Utilities	1.9
Materials	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 65.2
Bonds - 34.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	12.5
Apple Inc	5.3
NVIDIA Corp	4.9
Microsoft Corp	4.7
US Treasury Bonds	3.8
Alphabet Inc Class A	3.3
Amazon.com Inc	3.1
Fannie Mae Mortgage pass-thru certificates	2.2
Meta Platforms Inc Class A	1.8
Ginnie Mae II Pool	1.7
43.3
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914217.100    380-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Growth Opportunities Portfolio VIP Growth Opportunities Portfolio Service Class 2

This annual shareholder report contains information about VIP Growth Opportunities Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class 2	$ 98	0.82%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection and sector/industry selection contributed in roughly equal measure to the fund's performance versus the Russell 1000 Growth Index for the year, led by information technology. An overweight in communication services, primarily within the media & entertainment industry, also boosted relative performance. Also contributing were security selection and an underweight in consumer discretionary, primarily within the consumer discretionary distribution & retail industry.
•The top individual relative contributor was an overweight in Nvidia (+171%). The stock was the fund's biggest holding. A second notable relative contributor was a non-benchmark stake in Sea (+160%). This period we decreased our investment in Sea. Another notable relative contributor was an overweight in Carvana (+283%).
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services, primarily within the media & entertainment industry. Also hurting our result were stock picks in financials, primarily within the financial services industry, and utilities.
•The biggest individual relative detractor was an overweight in Roku (-19%). This period we increased our position in Roku, which was one of the fund's largest holdings. A second notable relative detractor was a non-benchmark stake in ON Semiconductor (-24%). An overweight in Builders FirstSource (-14%) also detracted. This period we increased our position in Builders FirstSource.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class 2	38.54%	18.46%	17.93%
Russell 1000® Growth Index	33.36%	18.96%	16.78%
Russell 1000® Index	24.51%	14.28%	12.87%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$3,885,385,455
Number of Holdings	196
Total Advisory Fee	$19,748,951
Portfolio Turnover	58%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	47.7
Communication Services	21.0
Consumer Discretionary	12.5
Financials	7.0
Health Care	4.8
Industrials	4.6
Consumer Staples	1.2
Utilities	1.0
Materials	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.9
Preferred Stocks - 2.1
Bonds - 0.1
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Taiwan - 1.6
Singapore - 1.4
China - 1.1
Canada - 0.5
Germany - 0.4
India - 0.2
Netherlands - 0.2
United Kingdom - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	12.8
Microsoft Corp	8.2
Meta Platforms Inc Class A	6.2
Amazon.com Inc	5.6
Apple Inc	5.5
Broadcom Inc	4.8
Alphabet Inc Class C	4.4
Roku Inc Class A	3.2
Tesla Inc	2.4
Visa Inc Class A	2.2
55.3
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914221.100    385-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Mid Cap Portfolio VIP Mid Cap Portfolio Initial Class

This annual shareholder report contains information about VIP Mid Cap Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$ 62	0.57%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the year, led by the consumer discretionary sector. Picks in consumer staples and financials, primarily banks, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings gained 141% and was the top individual relative contributor. This period we decreased our position in the stock. An overweight in Deckers Outdoor (+83%) helped as well. This period we decreased our position in Deckers Outdoor. Another notable relative contributor was our non-benchmark stake in Howmet Aerospace (+110%). The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in information technology. Also hurting our result was security selection in energy and utilities. Lastly, the fund's position in cash further detracted.
•Not owning Texas Pacific Land, a benchmark component that gained 117%, was the biggest individual relative detractor. Our stake in Super Micro Computer (+276%) also hurt. The stock was not held at period end. A holding in Emcor (+111%) detracted as well. This was an investment we established in 2024.
•Notable changes in positioning include increased exposure to the health care and financials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Initial Class	17.49%	11.34%	9.21%
S&P MidCap 400® Index	13.93%	10.34%	9.68%
Russell 3000® Index	23.81%	13.86%	12.55%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$7,489,948,736
Number of Holdings	180
Total Advisory Fee	$40,873,181
Portfolio Turnover	52%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	20.1
Industrials	18.1
Consumer Discretionary	12.3
Health Care	11.7
Information Technology	9.7
Real Estate	6.5
Energy	6.0
Materials	5.2
Consumer Staples	4.9
Utilities	3.4
Communication Services	1.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.1
Canada - 2.2
Israel - 1.6
United Kingdom - 1.6
Belgium - 0.9
Puerto Rico - 0.8
Brazil - 0.4
Italy - 0.4
France - 0.3
Others - 0.7

TOP HOLDINGS (% of Fund's net assets)
Reinsurance Group of America Inc	1.5
US Foods Holding Corp	1.4
ITT Inc	1.4
Williams-Sonoma Inc	1.3
East West Bancorp Inc	1.3
Wintrust Financial Corp	1.3
Primerica Inc	1.2
Performance Food Group Co	1.2
AptarGroup Inc	1.2
Wix.com Ltd	1.2
13.0
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914240.100    772-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Growth Opportunities Portfolio VIP Growth Opportunities Portfolio Initial Class

This annual shareholder report contains information about VIP Growth Opportunities Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$ 69	0.58%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection and sector/industry selection contributed in roughly equal measure to the fund's performance versus the Russell 1000 Growth Index for the year, led by information technology. An overweight in communication services, primarily within the media & entertainment industry, also boosted relative performance. Also contributing were security selection and an underweight in consumer discretionary, primarily within the consumer discretionary distribution & retail industry.
•The top individual relative contributor was an overweight in Nvidia (+171%). The stock was the fund's biggest holding. A second notable relative contributor was a non-benchmark stake in Sea (+160%). This period we decreased our investment in Sea. Another notable relative contributor was an overweight in Carvana (+283%).
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services, primarily within the media & entertainment industry. Also hurting our result were stock picks in financials, primarily within the financial services industry, and utilities.
•The biggest individual relative detractor was an overweight in Roku (-19%). This period we increased our position in Roku, which was one of the fund's largest holdings. A second notable relative detractor was a non-benchmark stake in ON Semiconductor (-24%). An overweight in Builders FirstSource (-14%) also detracted. This period we increased our position in Builders FirstSource.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Initial Class	38.89%	18.76%	18.22%
Russell 1000® Growth Index	33.36%	18.96%	16.78%
Russell 1000® Index	24.51%	14.28%	12.87%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$3,885,385,455
Number of Holdings	196
Total Advisory Fee	$19,748,951
Portfolio Turnover	58%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	47.7
Communication Services	21.0
Consumer Discretionary	12.5
Financials	7.0
Health Care	4.8
Industrials	4.6
Consumer Staples	1.2
Utilities	1.0
Materials	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.9
Preferred Stocks - 2.1
Bonds - 0.1
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Taiwan - 1.6
Singapore - 1.4
China - 1.1
Canada - 0.5
Germany - 0.4
India - 0.2
Netherlands - 0.2
United Kingdom - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	12.8
Microsoft Corp	8.2
Meta Platforms Inc Class A	6.2
Amazon.com Inc	5.6
Apple Inc	5.5
Broadcom Inc	4.8
Alphabet Inc Class C	4.4
Roku Inc Class A	3.2
Tesla Inc	2.4
Visa Inc Class A	2.2
55.3
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914223.100    617-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Growth & Income Portfolio VIP Growth & Income Portfolio Service Class 2

This annual shareholder report contains information about VIP Growth & Income Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class 2	$ 82	0.74%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, market selection was the primary detractor from the fund's performance versus the S&P 500® index for the fiscal year, especially an overweight in energy. Security selection and an underweight in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result was an underweight in information technology, primarily within the semiconductors & semiconductor equipment industry.
•The largest individual relative detractor was an underweight in Nvidia (+171%), which was among the largest holdings. A second notable relative detractor was an overweight in Boeing (-33%). The company was one of the fund's biggest holdings this period. An underweight in Meta Platforms (+66%) also detracted. This was an investment we established this period.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picking in health care also boosted relative performance. Also lifting the fund's relative result were stock picks and an overweight in financials, primarily within the banks industry.
•The top individual relative contributor was an overweight in GE Aerospace (+66%). The company was one of the fund's biggest holdings. A second notable relative contributor was an overweight in GE Vernova (+127%). This was an investment we established this period. The company also was among our biggest holdings at period end. An overweight in Wells Fargo (+43%) also helped. The company, too, was a sizable holding.
•Notable changes in positioning include a higher allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class 2	21.91%	13.10%	11.11%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$2,444,208,883
Number of Holdings	177
Total Advisory Fee	$11,224,574
Portfolio Turnover	14%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	23.4
Financials	20.2
Industrials	16.4
Health Care	11.0
Energy	8.9
Consumer Staples	5.9
Communication Services	4.5
Utilities	2.4
Consumer Discretionary	2.0
Real Estate	1.2
Materials	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.0
Preferred Stocks - 0.9
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.0
Canada - 1.5
Germany - 1.5
United Kingdom - 1.2
Netherlands - 1.0
Belgium - 0.9
France - 0.8
Zambia - 0.7
Taiwan - 0.6
Others - 0.8

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	7.5
Wells Fargo & Co	6.5
Exxon Mobil Corp	5.8
GE Aerospace	4.6
NVIDIA Corp	4.1
Apple Inc	3.2
Bank of America Corp	2.9
Visa Inc Class A	2.3
GE Vernova Inc	2.2
UnitedHealth Group Inc	1.8
40.9
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914148.100    382-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Growth Opportunities Portfolio VIP Growth Opportunities Portfolio Investor Class

This annual shareholder report contains information about VIP Growth Opportunities Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$ 77	0.65%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection and sector/industry selection contributed in roughly equal measure to the fund's performance versus the Russell 1000 Growth Index for the year, led by information technology. An overweight in communication services, primarily within the media & entertainment industry, also boosted relative performance. Also contributing were security selection and an underweight in consumer discretionary, primarily within the consumer discretionary distribution & retail industry.
•The top individual relative contributor was an overweight in Nvidia (+171%). The stock was the fund's biggest holding. A second notable relative contributor was a non-benchmark stake in Sea (+160%). This period we decreased our investment in Sea. Another notable relative contributor was an overweight in Carvana (+283%).
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services, primarily within the media & entertainment industry. Also hurting our result were stock picks in financials, primarily within the financial services industry, and utilities.
•The biggest individual relative detractor was an overweight in Roku (-19%). This period we increased our position in Roku, which was one of the fund's largest holdings. A second notable relative detractor was a non-benchmark stake in ON Semiconductor (-24%). An overweight in Builders FirstSource (-14%) also detracted. This period we increased our position in Builders FirstSource.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Investor Class	38.77%	18.67%	18.13%
Russell 1000® Growth Index	33.36%	18.96%	16.78%
Russell 1000® Index	24.51%	14.28%	12.87%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$3,885,385,455
Number of Holdings	196
Total Advisory Fee	$19,748,951
Portfolio Turnover	58%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	47.7
Communication Services	21.0
Consumer Discretionary	12.5
Financials	7.0
Health Care	4.8
Industrials	4.6
Consumer Staples	1.2
Utilities	1.0
Materials	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.9
Preferred Stocks - 2.1
Bonds - 0.1
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Taiwan - 1.6
Singapore - 1.4
China - 1.1
Canada - 0.5
Germany - 0.4
India - 0.2
Netherlands - 0.2
United Kingdom - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	12.8
Microsoft Corp	8.2
Meta Platforms Inc Class A	6.2
Amazon.com Inc	5.6
Apple Inc	5.5
Broadcom Inc	4.8
Alphabet Inc Class C	4.4
Roku Inc Class A	3.2
Tesla Inc	2.4
Visa Inc Class A	2.2
55.3
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914220.100    1465-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Value Strategies Portfolio VIP Value Strategies Portfolio Service Class 2

This annual shareholder report contains information about VIP Value Strategies Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class 2	$ 89	0.85%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell Midcap Value Index for the fiscal year, especially within the consumer discretionary sector. Stock picking and an overweight in industrials also hampered the fund's result. Investment choices in communication services hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CVS Health (-41%). An overweight in Chemours (-44%) and position in Centene (-20%) also hurt. The latter stock was not held at period end but was among the fund's biggest holdings in 2024.
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in information technology, primarily within the technology hardware & equipment industry. Picks in utilities also boosted relative performance. An overweight in financials, primarily within the financial services industry, helped as well.
•The top individual relative contributor was an overweight in Constellation Energy (+88%). This period we decreased our stake in Constellation Energy although it was among our largest holdings this period. A non-benchmark stake in Apollo Global Management gained approximately 80% and further bolstered relative performance. The stock was one of our largest holdings. A non-benchmark stake in Targa Resources (+111%) also helped.
•Notable changes in positioning include decreased exposure to the utilities and real estate sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class 2	9.16%	11.93%	9.37%
Russell Midcap® Value Index	13.07%	8.59%	8.10%
Russell 3000® Index	23.81%	13.86%	12.55%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$938,382,301
Number of Holdings	116
Total Advisory Fee	$4,291,907
Portfolio Turnover	66%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	21.4
Industrials	18.7
Consumer Discretionary	9.4
Materials	7.9
Energy	6.9
Information Technology	6.9
Real Estate	6.3
Health Care	5.9
Consumer Staples	5.3
Utilities	5.2
Communication Services	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Short-Term Investments and Net Other Assets (Liabilities) - 3.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.2
Canada - 4.0
Bailiwick Of Jersey - 0.9
Spain - 0.7
Puerto Rico - 0.7
India - 0.7
Portugal - 0.5
Sweden - 0.5
United Kingdom - 0.4
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Global Payments Inc	1.9
Apollo Global Management Inc	1.9
East West Bancorp Inc	1.9
First Citizens BancShares Inc/NC Class A	1.8
Canadian Natural Resources Ltd	1.6
PG&E Corp	1.5
Ventas Inc	1.5
Ameriprise Financial Inc	1.5
Jabil Inc	1.5
ON Semiconductor Corp	1.3
16.4
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914244.100    1026-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Mid Cap Portfolio VIP Mid Cap Portfolio Service Class 2

This annual shareholder report contains information about VIP Mid Cap Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class 2	$ 89	0.82%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the year, led by the consumer discretionary sector. Picks in consumer staples and financials, primarily banks, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings gained 141% and was the top individual relative contributor. This period we decreased our position in the stock. An overweight in Deckers Outdoor (+83%) helped as well. This period we decreased our position in Deckers Outdoor. Another notable relative contributor was our non-benchmark stake in Howmet Aerospace (+110%). The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in information technology. Also hurting our result was security selection in energy and utilities. Lastly, the fund's position in cash further detracted.
•Not owning Texas Pacific Land, a benchmark component that gained 117%, was the biggest individual relative detractor. Our stake in Super Micro Computer (+276%) also hurt. The stock was not held at period end. A holding in Emcor (+111%) detracted as well. This was an investment we established in 2024.
•Notable changes in positioning include increased exposure to the health care and financials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class 2	17.18%	11.06%	8.94%
S&P MidCap 400® Index	13.93%	10.34%	9.68%
Russell 3000® Index	23.81%	13.86%	12.55%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$7,489,948,736
Number of Holdings	180
Total Advisory Fee	$40,873,181
Portfolio Turnover	52%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	20.1
Industrials	18.1
Consumer Discretionary	12.3
Health Care	11.7
Information Technology	9.7
Real Estate	6.5
Energy	6.0
Materials	5.2
Consumer Staples	4.9
Utilities	3.4
Communication Services	1.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.1
Canada - 2.2
Israel - 1.6
United Kingdom - 1.6
Belgium - 0.9
Puerto Rico - 0.8
Brazil - 0.4
Italy - 0.4
France - 0.3
Others - 0.7

TOP HOLDINGS (% of Fund's net assets)
Reinsurance Group of America Inc	1.5
US Foods Holding Corp	1.4
ITT Inc	1.4
Williams-Sonoma Inc	1.3
East West Bancorp Inc	1.3
Wintrust Financial Corp	1.3
Primerica Inc	1.2
Performance Food Group Co	1.2
AptarGroup Inc	1.2
Wix.com Ltd	1.2
13.0
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914239.100    387-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Dynamic Capital Appreciation Portfolio VIP Dynamic Capital Appreciation Portfolio Initial Class

This annual shareholder report contains information about VIP Dynamic Capital Appreciation Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$ 70	0.62%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by health care. Security selection in industrials, primarily within the capital goods industry, and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Nvidia (+174%). The stock was the fund's biggest holding at period end. A second notable relative contributor was an overweight in GE Vernova (+137%). This was an investment we established this period. The company was one of the fund's largest holdings at period end. An overweight in Boston Scientific (+54%) also helped. The company was among the fund's largest holdings.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in consumer discretionary. An overweight in health care also hampered the fund's result, as did our picks and an underweight in communication services, primarily within the media & entertainment industry.
•Not owning Broadcom, a benchmark component that gained about 110%, was the biggest individual relative detractor. A non-benchmark stake in MongoDB returned approximately -39% and was the second-largest relative detractor. The stock was not held at period end. Not owning Tesla, a benchmark component that gained about 63%, also hurt.
•Notable changes in positioning include higher allocations to the consumer discretionary and financials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Initial Class	25.52%	16.38%	13.05%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$279,787,748
Number of Holdings	146
Total Advisory Fee	$1,666,387
Portfolio Turnover	61%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.5
Health Care	17.2
Financials	13.2
Consumer Discretionary	12.7
Industrials	12.2
Communication Services	7.5
Energy	2.8
Materials	2.6
Consumer Staples	2.4
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.6
Preferred Stocks - 0.3
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.8
China - 2.5
Taiwan - 2.1
Canada - 1.5
Brazil - 0.9
Israel - 0.8
Belgium - 0.7
Netherlands - 0.7
Germany - 0.4
Others - 0.6

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.7
Apple Inc	7.2
Amazon.com Inc	5.2
Microsoft Corp	4.5
Boston Scientific Corp	3.1
Alphabet Inc Class A	3.0
Mastercard Inc Class A	2.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.0
Alphabet Inc Class C	1.7
GE Vernova Inc	1.6
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914206.100    786-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Balanced Portfolio VIP Balanced Portfolio Investor Class

This annual shareholder report contains information about VIP Balanced Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$ 54	0.50%
What affected the Fund's performance this period?

•U.S. equities posted a strong gain for the 12 months ending December 31, 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change. On the other hand, U.S. taxable investment-grade bonds finished the year with a low single-digit gain, as the bond market reflected both three interest-rate reductions by the Fed and meaningful increases in U.S. Treasury yields.
•Against this backdrop, asset allocation - overweighting stocks and underweighting investment-grade bonds - meaningfully contributed to the fund's performance versus the Fidelity Balanced 60/40 Composite Index for the year. Investment choices in the bond subportfolio also helped the fund's relative result.
•Among stocks, picks in the health care and industrials sectors stood out as relative contributors. The top individual contributor was an overweight in Nvidia (+169%). We trimmed exposure to Nvidia, making it the fund's No. 2 holding as of December 31.
•Elsewhere, avoiding weak-performing index component Intel (-60%) boosted the fund's relative result. A non-Composite stake in UCB (+119%) - a new position in the equity subportfolio this period - further contributed.
•Conversely, security selection and an underweight in the information technology sector notably detracted from relative performance for the 12 months. Investment choices in consumer discretionary and communication services also hurt.
•Mostly avoiding Broadcom (+110%), where we established a position this period, detracted the most on a relative basis, followed by an overweight in Adobe (-25%) and SolarEdge Technologies (-85%). We trimmed our positions in both Adobe and SolarEdge this period.
•In fixed income, the fund notably benefited from exposure to asset-backed securities, including collateralized loan obligations, while the fund's yield-curve positioning modestly detracted for the year.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Investor Class	15.83%	10.76%	9.54%
Fidelity Balanced 60/40 Composite Index℠	15.04%	8.67%	8.52%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$7,634,971,647
Number of Holdings	332
Total Advisory Fee	$32,367,968
Portfolio Turnover	33%
What did the Fund invest in?
(as of December 31, 2024)
The information in the following tables is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds as applicable.

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 22.3
AAA - 2.4
AA - 0.2
A - 2.7
BBB - 5.5
BB - 0.6
B - 0.3
Not Rated - 0.4
Equities - 65.4
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.2
Financials	13.3
Consumer Discretionary	7.4
Communication Services	7.3
Health Care	7.1
Industrials	5.6
Consumer Staples	3.6
Energy	3.0
Real Estate	2.2
Utilities	1.9
Materials	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 65.2
Bonds - 34.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	12.5
Apple Inc	5.3
NVIDIA Corp	4.9
Microsoft Corp	4.7
US Treasury Bonds	3.8
Alphabet Inc Class A	3.3
Amazon.com Inc	3.1
Fannie Mae Mortgage pass-thru certificates	2.2
Meta Platforms Inc Class A	1.8
Ginnie Mae II Pool	1.7
43.3
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914216.100    1462-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Mid Cap Portfolio VIP Mid Cap Portfolio Service Class

This annual shareholder report contains information about VIP Mid Cap Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$ 73	0.67%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the year, led by the consumer discretionary sector. Picks in consumer staples and financials, primarily banks, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Vertiv Holdings gained 141% and was the top individual relative contributor. This period we decreased our position in the stock. An overweight in Deckers Outdoor (+83%) helped as well. This period we decreased our position in Deckers Outdoor. Another notable relative contributor was our non-benchmark stake in Howmet Aerospace (+110%). The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in information technology. Also hurting our result was security selection in energy and utilities. Lastly, the fund's position in cash further detracted.
•Not owning Texas Pacific Land, a benchmark component that gained 117%, was the biggest individual relative detractor. Our stake in Super Micro Computer (+276%) also hurt. The stock was not held at period end. A holding in Emcor (+111%) detracted as well. This was an investment we established in 2024.
•Notable changes in positioning include increased exposure to the health care and financials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class	17.35%	11.23%	9.10%
S&P MidCap 400® Index	13.93%	10.34%	9.68%
Russell 3000® Index	23.81%	13.86%	12.55%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$7,489,948,736
Number of Holdings	180
Total Advisory Fee	$40,873,181
Portfolio Turnover	52%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	20.1
Industrials	18.1
Consumer Discretionary	12.3
Health Care	11.7
Information Technology	9.7
Real Estate	6.5
Energy	6.0
Materials	5.2
Consumer Staples	4.9
Utilities	3.4
Communication Services	1.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.1
Canada - 2.2
Israel - 1.6
United Kingdom - 1.6
Belgium - 0.9
Puerto Rico - 0.8
Brazil - 0.4
Italy - 0.4
France - 0.3
Others - 0.7

TOP HOLDINGS (% of Fund's net assets)
Reinsurance Group of America Inc	1.5
US Foods Holding Corp	1.4
ITT Inc	1.4
Williams-Sonoma Inc	1.3
East West Bancorp Inc	1.3
Wintrust Financial Corp	1.3
Primerica Inc	1.2
Performance Food Group Co	1.2
AptarGroup Inc	1.2
Wix.com Ltd	1.2
13.0
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914241.100    773-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Growth & Income Portfolio VIP Growth & Income Portfolio Initial Class

This annual shareholder report contains information about VIP Growth & Income Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$ 54	0.49%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, market selection was the primary detractor from the fund's performance versus the S&P 500® index for the fiscal year, especially an overweight in energy. Security selection and an underweight in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result was an underweight in information technology, primarily within the semiconductors & semiconductor equipment industry.
•The largest individual relative detractor was an underweight in Nvidia (+171%), which was among the largest holdings. A second notable relative detractor was an overweight in Boeing (-33%). The company was one of the fund's biggest holdings this period. An underweight in Meta Platforms (+66%) also detracted. This was an investment we established this period.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picking in health care also boosted relative performance. Also lifting the fund's relative result were stock picks and an overweight in financials, primarily within the banks industry.
•The top individual relative contributor was an overweight in GE Aerospace (+66%). The company was one of the fund's biggest holdings. A second notable relative contributor was an overweight in GE Vernova (+127%). This was an investment we established this period. The company also was among our biggest holdings at period end. An overweight in Wells Fargo (+43%) also helped. The company, too, was a sizable holding.
•Notable changes in positioning include a higher allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Initial Class	22.21%	13.38%	11.39%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$2,444,208,883
Number of Holdings	177
Total Advisory Fee	$11,224,574
Portfolio Turnover	14%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	23.4
Financials	20.2
Industrials	16.4
Health Care	11.0
Energy	8.9
Consumer Staples	5.9
Communication Services	4.5
Utilities	2.4
Consumer Discretionary	2.0
Real Estate	1.2
Materials	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.0
Preferred Stocks - 0.9
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.0
Canada - 1.5
Germany - 1.5
United Kingdom - 1.2
Netherlands - 1.0
Belgium - 0.9
France - 0.8
Zambia - 0.7
Taiwan - 0.6
Others - 0.8

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	7.5
Wells Fargo & Co	6.5
Exxon Mobil Corp	5.8
GE Aerospace	4.6
NVIDIA Corp	4.1
Apple Inc	3.2
Bank of America Corp	2.9
Visa Inc Class A	2.3
GE Vernova Inc	2.2
UnitedHealth Group Inc	1.8
40.9
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914147.100    147-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Dynamic Capital Appreciation Portfolio VIP Dynamic Capital Appreciation Portfolio Investor Class

This annual shareholder report contains information about VIP Dynamic Capital Appreciation Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$ 79	0.70%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by health care. Security selection in industrials, primarily within the capital goods industry, and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Nvidia (+174%). The stock was the fund's biggest holding at period end. A second notable relative contributor was an overweight in GE Vernova (+137%). This was an investment we established this period. The company was one of the fund's largest holdings at period end. An overweight in Boston Scientific (+54%) also helped. The company was among the fund's largest holdings.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in consumer discretionary. An overweight in health care also hampered the fund's result, as did our picks and an underweight in communication services, primarily within the media & entertainment industry.
•Not owning Broadcom, a benchmark component that gained about 110%, was the biggest individual relative detractor. A non-benchmark stake in MongoDB returned approximately -39% and was the second-largest relative detractor. The stock was not held at period end. Not owning Tesla, a benchmark component that gained about 63%, also hurt.
•Notable changes in positioning include higher allocations to the consumer discretionary and financials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Investor Class	25.42%	16.28%	12.96%
S&P 500® Index	25.02%	14.53%	13.10%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$279,787,748
Number of Holdings	146
Total Advisory Fee	$1,666,387
Portfolio Turnover	61%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.5
Health Care	17.2
Financials	13.2
Consumer Discretionary	12.7
Industrials	12.2
Communication Services	7.5
Energy	2.8
Materials	2.6
Consumer Staples	2.4
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.6
Preferred Stocks - 0.3
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.8
China - 2.5
Taiwan - 2.1
Canada - 1.5
Brazil - 0.9
Israel - 0.8
Belgium - 0.7
Netherlands - 0.7
Germany - 0.4
Others - 0.6

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.7
Apple Inc	7.2
Amazon.com Inc	5.2
Microsoft Corp	4.5
Boston Scientific Corp	3.1
Alphabet Inc Class A	3.0
Mastercard Inc Class A	2.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.0
Alphabet Inc Class C	1.7
GE Vernova Inc	1.6
39.8
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914205.100    1463-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Value Strategies Portfolio VIP Value Strategies Portfolio Service Class

This annual shareholder report contains information about VIP Value Strategies Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$ 73	0.70%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell Midcap Value Index for the fiscal year, especially within the consumer discretionary sector. Stock picking and an overweight in industrials also hampered the fund's result. Investment choices in communication services hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CVS Health (-41%). An overweight in Chemours (-44%) and position in Centene (-20%) also hurt. The latter stock was not held at period end but was among the fund's biggest holdings in 2024.
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in information technology, primarily within the technology hardware & equipment industry. Picks in utilities also boosted relative performance. An overweight in financials, primarily within the financial services industry, helped as well.
•The top individual relative contributor was an overweight in Constellation Energy (+88%). This period we decreased our stake in Constellation Energy although it was among our largest holdings this period. A non-benchmark stake in Apollo Global Management gained approximately 80% and further bolstered relative performance. The stock was one of our largest holdings. A non-benchmark stake in Targa Resources (+111%) also helped.
•Notable changes in positioning include decreased exposure to the utilities and real estate sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Service Class	9.27%	12.08%	9.53%
Russell Midcap® Value Index	13.07%	8.59%	8.10%
Russell 3000® Index	23.81%	13.86%	12.55%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$938,382,301
Number of Holdings	116
Total Advisory Fee	$4,291,907
Portfolio Turnover	66%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	21.4
Industrials	18.7
Consumer Discretionary	9.4
Materials	7.9
Energy	6.9
Information Technology	6.9
Real Estate	6.3
Health Care	5.9
Consumer Staples	5.3
Utilities	5.2
Communication Services	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Short-Term Investments and Net Other Assets (Liabilities) - 3.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.2
Canada - 4.0
Bailiwick Of Jersey - 0.9
Spain - 0.7
Puerto Rico - 0.7
India - 0.7
Portugal - 0.5
Sweden - 0.5
United Kingdom - 0.4
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Global Payments Inc	1.9
Apollo Global Management Inc	1.9
East West Bancorp Inc	1.9
First Citizens BancShares Inc/NC Class A	1.8
Canadian Natural Resources Ltd	1.6
PG&E Corp	1.5
Ventas Inc	1.5
Ameriprise Financial Inc	1.5
Jabil Inc	1.5
ON Semiconductor Corp	1.3
16.4
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914243.100    1025-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
VIP Value Strategies Portfolio VIP Value Strategies Portfolio Investor Class

This annual shareholder report contains information about VIP Value Strategies Portfolio for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to funddocuments@fmr.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$ 70	0.66%
What affected the Fund's performance this period?

•U.S. equities gained in 2024, driven by a sturdy economy, the Federal Reserve's long-anticipated pivot to cutting interest rates and the potential for artificial intelligence to drive transformative change.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell Midcap Value Index for the fiscal year, especially within the consumer discretionary sector. Stock picking and an overweight in industrials also hampered the fund's result. Investment choices in communication services hurt as well.
•The biggest individual relative detractor was our non-benchmark stake in CVS Health (-41%). An overweight in Chemours (-44%) and position in Centene (-20%) also hurt. The latter stock was not held at period end but was among the fund's biggest holdings in 2024.
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in information technology, primarily within the technology hardware & equipment industry. Picks in utilities also boosted relative performance. An overweight in financials, primarily within the financial services industry, helped as well.
•The top individual relative contributor was an overweight in Constellation Energy (+88%). This period we decreased our stake in Constellation Energy although it was among our largest holdings this period. A non-benchmark stake in Apollo Global Management gained approximately 80% and further bolstered relative performance. The stock was one of our largest holdings. A non-benchmark stake in Targa Resources (+111%) also helped.
•Notable changes in positioning include decreased exposure to the utilities and real estate sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Investor Class	9.37%	12.13%	9.56%
Russell Midcap® Value Index	13.07%	8.59%	8.10%
Russell 3000® Index	23.81%	13.86%	12.55%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$938,382,301
Number of Holdings	116
Total Advisory Fee	$4,291,907
Portfolio Turnover	66%
What did the Fund invest in?
(as of December 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	21.4
Industrials	18.7
Consumer Discretionary	9.4
Materials	7.9
Energy	6.9
Information Technology	6.9
Real Estate	6.3
Health Care	5.9
Consumer Staples	5.3
Utilities	5.2
Communication Services	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Short-Term Investments and Net Other Assets (Liabilities) - 3.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.2
Canada - 4.0
Bailiwick Of Jersey - 0.9
Spain - 0.7
Puerto Rico - 0.7
India - 0.7
Portugal - 0.5
Sweden - 0.5
United Kingdom - 0.4
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Global Payments Inc	1.9
Apollo Global Management Inc	1.9
East West Bancorp Inc	1.9
First Citizens BancShares Inc/NC Class A	1.8
Canadian Natural Resources Ltd	1.6
PG&E Corp	1.5
Ventas Inc	1.5
Ameriprise Financial Inc	1.5
Jabil Inc	1.5
ON Semiconductor Corp	1.3
16.4
How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to funddocuments@fmr.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914245.100    1467-TSRA-0325

Item 2.

Code of Ethics

As of the end of the period, December 31, 2024, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Value Strategies Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$52,900	$-	$11,100	$1,200
VIP Dynamic Capital Appreciation Portfolio	$34,800	$-	$10,000	$800
VIP Growth & Income Portfolio	$43,900	$-	$9,900	$1,000
VIP Growth Opportunities Portfolio	$46,200	$-	$8,200	$1,000
VIP Value Strategies Portfolio	$40,800	$-	$11,200	$1,000

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$52,700	$-	$12,200	$1,400
VIP Dynamic Capital Appreciation Portfolio	$34,900	$-	$10,300	$1,000
VIP Growth & Income Portfolio	$44,100	$-	$10,400	$1,200
VIP Growth Opportunities Portfolio	$46,400	$-	$8,900	$1,200
VIP Value Strategies Portfolio	$41,000	$-	$11,700	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Mid Cap Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$42,800	$3,900	$7,900	$1,400

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$43,100	$3,800	$7,700	$1,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2024A	December 31, 2023A
Audit-Related Fees	$125,000	$75,000
Tax Fees	$-	$-
All Other Fees	$2,929,500	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2024A	December 31, 2023A
Audit-Related Fees	$9,701,800	$8,881,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2024A	December 31, 2023A
Deloitte Entities	$3,404,400	$5,416,500
PwC	$15,304,300	$14,349,100

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management

Investment Companies

Fidelity® Variable Insurance Products:

VIP Value Strategies Portfolio

Annual Report
December 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
VIP Value Strategies Portfolio
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.3%
	Shares	Value ($)
BAILIWICK OF JERSEY - 0.9%
Consumer Discretionary - 0.9%
Automobile Components - 0.9%
Aptiv PLC	138,500	8,376,480
CANADA - 4.0%
Consumer Discretionary - 1.0%
Textiles, Apparel & Luxury Goods - 1.0%
Gildan Activewear Inc	194,737	9,164,811
Energy - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Canadian Natural Resources Ltd	477,000	14,726,954
Industrials - 0.6%
Ground Transportation - 0.6%
TFI International Inc	47,900	6,472,640
Materials - 0.8%
Chemicals - 0.8%
Methanex Corp (United States) (a)	148,850	7,433,569
TOTAL CANADA		37,797,974
INDIA - 0.7%
Industrials - 0.7%
Professional Services - 0.7%
WNS Holdings Ltd ADR	134,400	6,369,216
PORTUGAL - 0.5%
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Galp Energia SGPS SA	282,600	4,684,004
PUERTO RICO - 0.7%
Financials - 0.7%
Banks - 0.7%
Popular Inc	68,300	6,424,298
SPAIN - 0.7%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.7%
Cellnex Telecom SA (b)(c)	221,700	7,002,737
SWEDEN - 0.5%
Consumer Discretionary - 0.5%
Automobile Components - 0.5%
Autoliv Inc	47,800	4,483,162
SWITZERLAND - 0.4%
Financials - 0.4%
Capital Markets - 0.4%
UBS Group AG	118,950	3,634,492
UNITED KINGDOM - 0.4%
Communication Services - 0.4%
Media - 0.4%
WPP PLC	386,900	3,988,105
UNITED STATES - 87.5%
Communication Services - 1.3%
Interactive Media & Services - 0.9%
ZoomInfo Technologies Inc (d)	844,500	8,875,695
Media - 0.4%
Nexstar Media Group Inc	23,900	3,775,483
TOTAL COMMUNICATION SERVICES		12,651,178

Consumer Discretionary - 7.0%
Automobiles - 0.6%
Harley-Davidson Inc	188,300	5,673,479
Distributors - 0.5%
LKQ Corp	121,200	4,454,100
Hotels, Restaurants & Leisure - 0.7%
Hilton Grand Vacations Inc (a)(d)	176,300	6,866,885
Household Durables - 1.0%
Tempur Sealy International Inc	165,300	9,370,857
Leisure Products - 0.7%
BRP Inc Subordinate Voting Shares (a)	71,700	3,651,714
Brunswick Corp/DE	8,189	529,665
Topgolf Callaway Brands Corp (d)	288,000	2,263,680
		6,445,059
Specialty Retail - 2.4%
Lithia Motors Inc Class A	31,800	11,366,274
Signet Jewelers Ltd (a)	61,200	4,939,452
Upbound Group Inc	191,800	5,594,806
		21,900,532
Textiles, Apparel & Luxury Goods - 1.1%
PVH Corp	100,800	10,659,600
TOTAL CONSUMER DISCRETIONARY		65,370,512

Consumer Staples - 5.3%
Beverages - 0.8%
Keurig Dr Pepper Inc	244,000	7,837,280
Consumer Staples Distribution & Retail - 0.8%
Dollar Tree Inc (d)	102,000	7,643,880
Food Products - 2.8%
Bunge Global SA	91,800	7,138,368
Darling Ingredients Inc (d)	267,663	9,017,566
Lamb Weston Holdings Inc	154,100	10,298,503
		26,454,437
Personal Care Products - 0.9%
Kenvue Inc	385,400	8,228,290
TOTAL CONSUMER STAPLES		50,163,887

Energy - 4.8%
Energy Equipment & Services - 1.5%
Expro Group Holdings NV (a)(d)	533,100	6,647,757
Tidewater Inc (d)	60,000	3,282,600
Valaris Ltd (d)	103,600	4,583,264
		14,513,621
Oil, Gas & Consumable Fuels - 3.3%
Antero Resources Corp (d)	246,400	8,636,320
Cheniere Energy Inc	37,300	8,014,651
CONSOL Energy Inc	33,197	3,541,456
Targa Resources Corp	60,100	10,727,850
		30,920,277
TOTAL ENERGY		45,433,898

Financials - 20.3%
Banks - 3.7%
East West Bancorp Inc	182,493	17,475,530
First Citizens BancShares Inc/NC Class A	8,200	17,326,764
		34,802,294
Capital Markets - 3.9%
Ameriprise Financial Inc	25,700	13,683,452
LPL Financial Holdings Inc	35,900	11,721,709
Raymond James Financial Inc	73,000	11,339,090
		36,744,251
Consumer Finance - 2.4%
OneMain Holdings Inc	157,400	8,205,262
PROG Holdings Inc	130,871	5,530,608
SLM Corp	304,800	8,406,384
		22,142,254
Financial Services - 6.5%
Apollo Global Management Inc	105,900	17,490,444
Global Payments Inc	156,700	17,559,803
NCR Atleos Corp (d)	218,933	7,426,207
PennyMac Financial Services Inc	55,800	5,699,412
WEX Inc (d)	67,800	11,886,696
		60,062,562
Insurance - 3.8%
American Financial Group Inc/OH	73,600	10,078,048
Assurant Inc	43,000	9,168,460
Reinsurance Group of America Inc	40,805	8,717,172
The Travelers Companies, Inc.	33,800	8,142,082
		36,105,762
TOTAL FINANCIALS		189,857,123

Health Care - 5.9%
Health Care Equipment & Supplies - 1.1%
Zimmer Biomet Holdings Inc	101,400	10,710,882
Health Care Providers & Services - 3.8%
Acadia Healthcare Co Inc (d)	249,800	9,904,570
AdaptHealth Corp (d)	461,409	4,392,614
CVS Health Corp	245,700	11,029,473
Molina Healthcare Inc (d)	34,800	10,128,540
		35,455,197
Life Sciences Tools & Services - 0.4%
Fortrea Holdings Inc (a)(d)	199,611	3,722,745
Pharmaceuticals - 0.6%
Jazz Pharmaceuticals PLC (d)	47,000	5,788,050
TOTAL HEALTH CARE		55,676,874

Industrials - 17.4%
Air Freight & Logistics - 0.8%
FedEx Corp	26,000	7,314,579
Building Products - 1.4%
AZZ Inc	48,100	3,940,352
Builders FirstSource Inc (d)	66,500	9,504,845
		13,445,197
Commercial Services & Supplies - 1.8%
Brink's Co/The	55,600	5,158,012
Driven Brands Holdings Inc (a)(d)	257,490	4,155,889
Vestis Corp	483,800	7,373,112
		16,687,013
Construction & Engineering - 1.0%
Centuri Holdings Inc (a)	215,947	4,169,937
Fluor Corp (d)	97,000	4,784,040
		8,953,977
Electrical Equipment - 1.1%
Regal Rexnord Corp	63,700	9,881,781
Ground Transportation - 2.0%
Ryder System Inc	40,900	6,415,574
U-Haul Holding Co Class N	102,000	6,533,100
XPO Inc (d)	47,900	6,282,085
		19,230,759
Machinery - 5.7%
Allison Transmission Holdings Inc	78,600	8,493,516
Chart Industries Inc (d)	37,700	7,194,668
CNH Industrial NV Class A	664,000	7,523,120
Gates Industrial Corp PLC (d)	575,000	11,827,750
Oshkosh Corp	61,000	5,799,270
Terex Corp	95,200	4,400,144
Timken Co/The	108,400	7,736,508
		52,974,976
Professional Services - 0.9%
First Advantage Corp (a)(d)	271,000	5,075,830
ManpowerGroup Inc	65,900	3,803,748
		8,879,578
Trading Companies & Distributors - 2.7%
GMS Inc (d)	70,500	5,980,515
Herc Holdings Inc (a)	47,800	9,049,974
Wesco International Inc	57,000	10,314,720
		25,345,209
TOTAL INDUSTRIALS		162,713,069

Information Technology - 6.9%
Communications Equipment - 1.2%
Lumentum Holdings Inc (d)	136,900	11,492,755
Electronic Equipment, Instruments & Components - 3.6%
Arrow Electronics Inc (d)	111,300	12,590,256
Flex Ltd (d)	174,500	6,699,055
Jabil Inc	92,100	13,253,190
		32,542,501
Semiconductors & Semiconductor Equipment - 1.3%
ON Semiconductor Corp (d)	200,800	12,660,440
Software - 0.8%
NCR Voyix Corp (d)	548,700	7,594,008
TOTAL INFORMATION TECHNOLOGY		64,289,704

Materials - 7.1%
Chemicals - 2.1%
Chemours Co/The	371,200	6,273,280
Olin Corp	166,501	5,627,734
Westlake Corp	61,900	7,096,835
		18,997,849
Containers & Packaging - 3.3%
Berry Global Group Inc	111,900	7,236,573
International Paper Co	166,900	8,982,558
O-I Glass Inc (d)	454,960	4,931,766
Smurfit WestRock PLC	170,800	9,199,288
		30,350,185
Metals & Mining - 1.1%
Arch Resources Inc Class A	52,171	7,367,589
Constellium SE (d)	324,600	3,333,642
		10,701,231
Paper & Forest Products - 0.6%
Louisiana-Pacific Corp	55,100	5,705,605
TOTAL MATERIALS		65,754,870

Real Estate - 6.3%
Health Care REITs - 2.6%
Ventas Inc	239,400	14,098,266
Welltower Inc	84,100	10,599,123
		24,697,389
Industrial REITs - 2.0%
EastGroup Properties Inc	59,300	9,517,057
Prologis Inc	84,547	8,936,618
		18,453,675
Residential REITs - 1.7%
Camden Property Trust	53,400	6,196,536
Sun Communities Inc	83,200	10,231,104
		16,427,640
TOTAL REAL ESTATE		59,578,704

Utilities - 5.2%
Electric Utilities - 3.9%
Constellation Energy Corp	31,633	7,076,618
Edison International	113,800	9,085,792
Entergy Corp	72,000	5,459,040
PG&E Corp	703,700	14,200,666
		35,822,116
Independent Power and Renewable Electricity Producers - 0.8%
AES Corp/The	616,300	7,931,781
Multi-Utilities - 0.5%
Sempra	54,700	4,798,284
TOTAL UTILITIES		48,552,181

TOTAL UNITED STATES		820,042,000
TOTAL COMMON STOCKS (Cost $777,320,806)		902,802,468

Money Market Funds - 2.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.36	11,248,318	11,250,567
Fidelity Securities Lending Cash Central Fund (e)(f)	4.35	12,654,563	12,655,829
TOTAL MONEY MARKET FUNDS (Cost $23,906,396)			23,906,396

TOTAL INVESTMENT IN SECURITIES - 98.8% (Cost $801,227,202)	926,708,864
NET OTHER ASSETS (LIABILITIES) - 1.2%	11,673,437
NET ASSETS - 100.0%	938,382,301

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $7,002,737 or 0.7% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,002,737 or 0.7% of net assets.

(d)	Non-income producing
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,784,486	172,987,100	164,520,753	292,124	(266)	-	11,250,567	11,248,318	0.0%
Fidelity Securities Lending Cash Central Fund	16,579,892	237,806,277	241,730,340	175,073	-	-	12,655,829	12,654,563	0.1%
Total	19,364,378	410,793,377	406,251,093	467,197	(266)	-	23,906,396	23,902,881

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	23,642,020	12,651,178	10,990,842	-
Consumer Discretionary	87,394,965	87,394,965	-	-
Consumer Staples	50,163,887	50,163,887	-	-
Energy	64,844,856	60,160,852	4,684,004	-
Financials	199,915,913	199,915,913	-	-
Health Care	55,676,874	55,676,874	-	-
Industrials	175,554,925	175,554,925	-	-
Information Technology	64,289,704	64,289,704	-	-
Materials	73,188,439	73,188,439	-	-
Real Estate	59,578,704	59,578,704	-	-
Utilities	48,552,181	48,552,181	-	-

Money Market Funds	23,906,396	23,906,396	-	-
Total Investments in Securities:	926,708,864	911,034,018	15,674,846	-
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value (including securities loaned of $12,381,733) - See accompanying schedule:
Unaffiliated issuers (cost $777,320,806)	$902,802,468
Fidelity Central Funds (cost $23,906,396)	23,906,396

Total Investment in Securities (cost $801,227,202)		$926,708,864
Cash		8
Receivable for investments sold		588,984
Receivable for fund shares sold		208,819,064
Dividends receivable		630,335
Distributions receivable from Fidelity Central Funds		52,148
Prepaid expenses		648
Total assets		1,136,800,051
Liabilities
Payable for investments purchased	$185,017,761
Payable for fund shares redeemed	222,091
Accrued management fee	378,404
Distribution and service plan fees payable	82,339
Other payables and accrued expenses	61,368
Collateral on securities loaned	12,655,787
Total liabilities		198,417,750
Net Assets		$938,382,301
Net Assets consist of:
Paid in capital		$798,164,108
Total accumulated earnings (loss)		140,218,193
Net Assets		$938,382,301

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($109,983,312 ÷ 7,090,612 shares)		$15.51
Service Class :
Net Asset Value, offering price and redemption price per share ($32,921,738 ÷ 2,133,037 shares)		$15.43
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($372,032,921 ÷ 23,655,058 shares)		$15.73
Investor Class :
Net Asset Value, offering price and redemption price per share ($423,444,330 ÷ 27,624,395 shares)		$15.33
Statement of Operations
Year ended December 31, 2024
Investment Income
Dividends		$11,445,426
Income from Fidelity Central Funds (including $175,073 from security lending)		467,197
Total income		11,912,623
Expenses
Management fee	$4,322,833
Transfer agent fees	101,566
Distribution and service plan fees	942,101
Accounting fees	37,649
Custodian fees and expenses	20,462
Independent trustees' fees and expenses	3,152
Audit fees	61,818
Legal	3,874
Interest	1,504
Miscellaneous	18,233
Total expenses before reductions	5,513,192
Expense reductions	(30,926)
Total expenses after reductions		5,482,266
Net Investment income (loss)		6,430,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	110,916,949
Fidelity Central Funds	(266)
Foreign currency transactions	(10,677)
Total net realized gain (loss)		110,906,006
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(52,163,005)
Assets and liabilities in foreign currencies	(3,844)
Total change in net unrealized appreciation (depreciation)		(52,166,849)
Net gain (loss)		58,739,157
Net increase (decrease) in net assets resulting from operations		$65,169,514
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,430,357	$6,366,845
Net realized gain (loss)	110,906,006	33,188,883
Change in net unrealized appreciation (depreciation)	(52,166,849)	81,781,351
Net increase (decrease) in net assets resulting from operations	65,169,514	121,337,079
Distributions to shareholders	(110,011,992)	(31,624,855)

Share transactions - net increase (decrease)	282,103,850	(35,709,156)
Total increase (decrease) in net assets	237,261,372	54,003,068

Net Assets
Beginning of period	701,120,929	647,117,861
End of period	$938,382,301	$701,120,929

Financial Highlights
VIP Value Strategies Portfolio Initial Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.55	$14.38	$16.40	$13.55	$13.31
Income from Investment Operations
Net investment income (loss) A,B	.18	.17	.16	.24 C	.14
Net realized and unrealized gain (loss)	1.46	2.80	(1.29)	4.26	.88
Total from investment operations	1.64	2.97	(1.13)	4.50	1.02
Distributions from net investment income	(.18)	(.19)	(.16) D	(.26)	(.15)
Distributions from net realized gain	(2.50)	(.61)	(.73) D	(1.39)	(.63)
Total distributions	(2.68)	(.80)	(.89)	(1.65)	(.78)
Net asset value, end of period	$15.51	$16.55	$14.38	$16.40	$13.55
Total Return E,F	9.40%	20.85%	(7.03)%	33.60%	8.26%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.60%	.64%	.64%	.64%	.66%
Expenses net of fee waivers, if any	.60%	.63%	.63%	.63%	.66%
Expenses net of all reductions	.60%	.63%	.63%	.63%	.65%
Net investment income (loss)	1.03%	1.12%	1.02%	1.47% C	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$109,983	$101,102	$92,162	$125,050	$95,708
Portfolio turnover rate I	66%	57%	59%	62%	85%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.09%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Value Strategies Portfolio Service Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.48	$14.32	$16.35	$13.51	$13.27
Income from Investment Operations
Net investment income (loss) A,B	.16	.16	.14	.22 C	.13
Net realized and unrealized gain (loss)	1.46	2.79	(1.29)	4.25	.88
Total from investment operations	1.62	2.95	(1.15)	4.47	1.01
Distributions from net investment income	(.17)	(.17)	(.15) D	(.24)	(.14)
Distributions from net realized gain	(2.50)	(.61)	(.73) D	(1.39)	(.63)
Total distributions	(2.67)	(.79) E	(.88)	(1.63)	(.77)
Net asset value, end of period	$15.43	$16.48	$14.32	$16.35	$13.51
Total Return F,G	9.27%	20.77%	(7.19)%	33.48%	8.18%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.70%	.74%	.74%	.73%	.76%
Expenses net of fee waivers, if any	.70%	.73%	.73%	.73%	.76%
Expenses net of all reductions	.70%	.73%	.73%	.73%	.75%
Net investment income (loss)	.93%	1.02%	.92%	1.37% C	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$32,922	$31,303	$24,199	$27,216	$19,115
Portfolio turnover rate J	66%	57%	59%	62%	85%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal distributions per share do not sum due to rounding.
FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Value Strategies Portfolio Service Class 2

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.75	$14.54	$16.59	$13.68	$13.43
Income from Investment Operations
Net investment income (loss) A,B	.13	.13	.12	.20 C	.12
Net realized and unrealized gain (loss)	1.49	2.84	(1.31)	4.31	.88
Total from investment operations	1.62	2.97	(1.19)	4.51	1.00
Distributions from net investment income	(.14)	(.15)	(.13) D	(.21)	(.12)
Distributions from net realized gain	(2.50)	(.61)	(.73) D	(1.39)	(.63)
Total distributions	(2.64)	(.76)	(.86)	(1.60)	(.75)
Net asset value, end of period	$15.73	$16.75	$14.54	$16.59	$13.68
Total Return E,F	9.16%	20.61%	(7.35)%	33.34%	8.02%
Ratios to Average Net Assets A,G,H
Expenses before reductions	.85%	.89%	.89%	.88%	.91%
Expenses net of fee waivers, if any	.85%	.88%	.88%	.88%	.91%
Expenses net of all reductions	.85%	.88%	.88%	.88%	.90%
Net investment income (loss)	.78%	.87%	.77%	1.22% C	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$372,033	$340,221	$309,683	$315,104	$228,031
Portfolio turnover rate I	66%	57%	59%	62%	85%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .84%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Value Strategies Portfolio Investor Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.38	$14.24	$16.25	$13.44	$13.20
Income from Investment Operations
Net investment income (loss) A,B	.16	.16	.14	.23 C	.14
Net realized and unrealized gain (loss)	1.46	2.77	(1.27)	4.22	.87
Total from investment operations	1.62	2.93	(1.13)	4.45	1.01
Distributions from net investment income	(.17)	(.17)	(.15) D	(.24)	(.14)
Distributions from net realized gain	(2.50)	(.61)	(.73) D	(1.39)	(.63)
Total distributions	(2.67)	(.79) E	(.88)	(1.64) E	(.77)
Net asset value, end of period	$15.33	$16.38	$14.24	$16.25	$13.44
Total Return F,G	9.37%	20.75%	(7.11)%	33.48%	8.26%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.67%	.71%	.71%	.71%	.74%
Expenses net of fee waivers, if any	.66%	.71%	.71%	.71%	.74%
Expenses net of all reductions	.66%	.71%	.71%	.71%	.73%
Net investment income (loss)	.96%	1.05%	.95%	1.39% C	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$423,444	$228,494	$221,074	$282,755	$149,707
Portfolio turnover rate J	66%	57%	59%	62%	85%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal distributions per share do not sum due to rounding.
FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$170,838,096
Gross unrealized depreciation	(47,780,740)
Net unrealized appreciation (depreciation)	$123,057,356
Tax Cost	$803,651,508

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,606,450
Undistributed long-term capital gain	$12,554,312
Net unrealized appreciation (depreciation) on securities and other investments	$123,057,432

The tax character of distributions paid was as follows:

	December 31, 2024	December 31, 2023
Ordinary Income	$22,345,900	$ 6,581,275
Long-term Capital Gains	87,666,092	25,043,580
Total	$110,011,992	$ 31,624,855

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Strategies Portfolio	644,915,771	493,988,403
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.58
Service Class	.58
Service Class 2.58
Investor Class	.65

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Initial Class	.58
Service Class	.58
Service Class 2.58
Investor Class	.65

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$33,265
Service Class 2	908,836
$942,101

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

	Amount ($)	% of Class-Level Average Net Assets
Initial Class	10,537.0630
Service Class	3,233.0630
Service Class 2	35,515.0630
Investor Class	52,281.1390
	101,566

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Value Strategies Portfolio	.0325

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
VIP Value Strategies Portfolio	12,124

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
VIP Value Strategies Portfolio	Borrower	4,860,500	5.57%	1,504

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Value Strategies Portfolio	85,644,306	36,390,368	8,551,704
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.
Amount ($)
VIP Value Strategies Portfolio	1,128
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
VIP Value Strategies Portfolio	18,789	1	-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $30,926.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2024	Year ended December 31, 2023
VIP Value Strategies Portfolio
Distributions to shareholders
Initial Class	$16,131,999	$4,767,400
Service Class	4,972,869	1,445,393
Service Class 2	54,511,797	14,914,087
Investor Class	34,395,327	10,497,975
Total	$110,011,992	$31,624,855
10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2024	Year ended December 31, 2023
VIP Value Strategies Portfolio
Initial Class
Shares sold	1,635,429	1,225,741	$27,661,415	$18,738,644
Reinvestment of distributions	993,454	298,273	16,131,999	4,767,400
Shares redeemed	(1,648,291)	(1,825,041)	(28,884,213)	(28,093,787)
Net increase (decrease)	980,592	(301,027)	$14,909,201	$(4,587,743)
Service Class
Shares sold	296,815	507,339	$5,051,659	$7,731,495
Reinvestment of distributions	307,743	90,829	4,972,869	1,445,393
Shares redeemed	(371,327)	(388,146)	(6,432,574)	(5,919,772)
Net increase (decrease)	233,231	210,022	$3,591,954	$3,257,116
Service Class 2
Shares sold	3,355,920	2,807,911	$57,869,506	$43,873,428
Reinvestment of distributions	3,310,610	921,584	54,511,796	14,914,087
Shares redeemed	(3,325,471)	(4,708,667)	(57,689,743)	(72,194,111)
Net increase (decrease)	3,341,059	(979,172)	$54,691,559	$(13,406,596)
Investor Class
Shares sold	14,479,492	1,863,030	$223,564,703	$28,995,461
Reinvestment of distributions	2,143,011	663,432	34,395,326	10,497,975
Shares redeemed	(2,947,710)	(4,105,078)	(49,048,893)	(60,465,369)
Net increase (decrease)	13,674,793	(1,578,616)	$208,911,136	$(20,971,933)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Value Strategies Portfolio	27	1	26

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates, were the owners of record of 10% or more of the total outstanding shares.

VIP FundsManager 60% Portfolio
VIP Value Strategies Portfolio	11%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Value Strategies Portfolio	30%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Value Strategies Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $90,803,658, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $242,854 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 35%; Service Class designates 36%; Service Class 2 designates 38%; and Investor Class designates 36%; of the dividends distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	19,815,631,510.17	96.35
Withheld	749,708,334.02	3.65
TOTAL	20,565,339,844.19	100.00
Robert A. Lawrence
Affirmative	19,766,714,617.58	96.12
Withheld	798,625,226.62	3.88
TOTAL	20,565,339,844.19	100.00
Vijay C. Advani
Affirmative	19,788,320,252.27	96.22
Withheld	777,019,591.92	3.78
TOTAL	20,565,339,844.19	100.00
Thomas P. Bostick
Affirmative	19,780,566,370.66	96.18
Withheld	784,773,473.53	3.82
TOTAL	20,565,339,844.19	100.00
Donald F. Donahue
Affirmative	19,723,882,404.02	95.91
Withheld	841,457,440.18	4.09
TOTAL	20,565,339,844.19	100.00
Vicki L. Fuller
Affirmative	19,823,019,040.62	96.39
Withheld	742,320,803.57	3.61
TOTAL	20,565,339,844.19	100.00
Patricia L. Kampling
Affirmative	19,837,563,936.04	96.46
Withheld	727,775,908.15	3.54
TOTAL	20,565,339,844.19	100.00
Thomas A. Kennedy
Affirmative	19,789,564,999.11	96.23
Withheld	775,774,845.08	3.77
TOTAL	20,565,339,844.19	100.00
Oscar Munoz
Affirmative	19,772,385,801.51	96.14
Withheld	792,954,042.68	3.86
TOTAL	20,565,339,844.19	100.00
Karen B. Peetz
Affirmative	19,804,495,604.67	96.30
Withheld	760,844,239.52	3.70
TOTAL	20,565,339,844.19	100.00
David M. Thomas
Affirmative	19,717,117,994.71	95.88
Withheld	848,221,849.48	4.12
TOTAL	20,565,339,844.19	100.00
Susan Tomasky
Affirmative	19,783,626,171.89	96.20
Withheld	781,713,672.31	3.80
TOTAL	20,565,339,844.19	100.00
Michael E. Wiley
Affirmative	19,728,139,900.50	95.93
Withheld	837,199,943.69	4.07
TOTAL	20,565,339,844.19	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.781994.122
VIPVS-ANN-0325
Fidelity® Variable Insurance Products:

VIP Mid Cap Portfolio

Annual Report
December 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
VIP Mid Cap Portfolio
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
BELGIUM - 0.9%
Health Care - 0.9%
Pharmaceuticals - 0.9%
UCB SA	348,100	69,303,358
BRAZIL - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
Wheaton Precious Metals Corp	568,200	31,982,373
CANADA - 2.2%
Consumer Discretionary - 0.4%
Specialty Retail - 0.4%
Aritzia Inc Subordinate Voting Shares (a)	823,500	30,615,214
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
MEG Energy Corp	1,010,100	16,583,784
Financials - 0.5%
Capital Markets - 0.5%
TMX Group Ltd	1,146,800	35,326,658
Industrials - 0.9%
Commercial Services & Supplies - 0.9%
RB Global Inc (United States) (b)	716,000	64,590,360
Materials - 0.2%
Metals & Mining - 0.2%
Teck Resources Ltd Class B (United States)	384,300	15,575,679
TOTAL CANADA		162,691,695
FRANCE - 0.3%
Health Care - 0.3%
Life Sciences Tools & Services - 0.3%
Sartorius Stedim Biotech	120,000	23,455,787
GERMANY - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
BioNTech SE ADR (a)	132,500	15,098,375
ISRAEL - 1.6%
Information Technology - 1.6%
IT Services - 1.2%
Wix.com Ltd (a)	412,500	88,501,875
Semiconductors & Semiconductor Equipment - 0.4%
Nova Ltd (a)	164,600	32,417,970
TOTAL ISRAEL		120,919,845
ITALY - 0.4%
Industrials - 0.4%
Electrical Equipment - 0.4%
Prysmian SpA	455,300	29,080,244
JAPAN - 0.3%
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Allegro MicroSystems Inc (a)	1,008,100	22,037,066
NETHERLANDS - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Argenx SE ADR (a)	22,100	13,591,500
PUERTO RICO - 0.8%
Financials - 0.8%
Banks - 0.8%
Popular Inc	629,227	59,185,092
UNITED KINGDOM - 1.6%
Energy - 1.0%
Energy Equipment & Services - 1.0%
TechnipFMC PLC	2,473,300	71,577,302
Financials - 0.2%
Insurance - 0.2%
Fidelis Insurance Holdings Ltd (b)	1,079,600	19,573,148
Information Technology - 0.4%
Software - 0.4%
Sage Group PLC/The	1,747,800	27,854,141
TOTAL UNITED KINGDOM		119,004,591
UNITED STATES - 90.8%
Communication Services - 1.8%
Entertainment - 1.6%
Liberty Media Corp-Liberty Formula One Class C (a)(b)	400,700	37,128,862
Live Nation Entertainment Inc (a)	470,394	60,916,023
TKO Group Holdings Inc Class A (a)	163,500	23,234,985
		121,279,870
Interactive Media & Services - 0.2%
Pinterest Inc Class A (a)	601,600	17,446,400
TOTAL COMMUNICATION SERVICES		138,726,270

Consumer Discretionary - 11.9%
Diversified Consumer Services - 3.1%
Duolingo Inc Class A (a)	221,800	71,914,214
Grand Canyon Education Inc (a)	460,100	75,364,380
Service Corp International/US (b)	1,057,100	84,377,722
		231,656,316
Hotels, Restaurants & Leisure - 3.6%
Aramark	1,666,358	62,171,817
Churchill Downs Inc	429,504	57,355,964
Dutch Bros Inc Class A (a)	670,200	35,105,076
Light & Wonder Inc Class A (a)	603,200	52,104,416
Red Rock Resorts Inc Class A	363,700	16,817,488
Texas Roadhouse Inc	233,400	42,112,362
		265,667,123
Household Durables - 1.6%
Cavco Industries Inc (a)	60,900	27,175,407
NVR Inc (a)	4,058	33,189,976
Taylor Morrison Home Corp (a)	558,912	34,211,004
Toll Brothers Inc	172,500	21,726,375
		116,302,762
Specialty Retail - 2.4%
Dick's Sporting Goods Inc	361,336	82,688,130
Williams-Sonoma Inc	536,546	99,357,589
		182,045,719
Textiles, Apparel & Luxury Goods - 1.2%
Deckers Outdoor Corp (a)	305,734	62,091,518
PVH Corp	296,300	31,333,724
		93,425,242
TOTAL CONSUMER DISCRETIONARY		889,097,162

Consumer Staples - 4.9%
Consumer Staples Distribution & Retail - 4.5%
Albertsons Cos Inc	972,500	19,099,900
BJ's Wholesale Club Holdings Inc (a)	917,799	82,005,341
Performance Food Group Co (a)	1,095,600	92,632,980
Sprouts Farmers Market Inc (a)	281,600	35,782,912
US Foods Holding Corp (a)(b)	1,551,540	104,666,888
		334,188,021
Food Products - 0.4%
Simply Good Foods Co/The (a)	532,100	20,741,258
Westrock Coffee Co (a)(b)	1,988,842	12,768,366
		33,509,624
TOTAL CONSUMER STAPLES		367,697,645

Energy - 4.8%
Energy Equipment & Services - 1.9%
Baker Hughes Co Class A	992,548	40,714,319
Kodiak Gas Services Inc	681,300	27,817,479
Valaris Ltd (a)(b)	622,061	27,519,978
Weatherford International PLC (b)	618,700	44,317,481
		140,369,257
Oil, Gas & Consumable Fuels - 2.9%
Antero Resources Corp (a)	2,125,625	74,503,156
Ovintiv Inc	1,070,000	43,335,000
Permian Resources Corp Class A	4,400,700	63,282,066
Range Resources Corp	1,013,168	36,453,785
		217,574,007
TOTAL ENERGY		357,943,264

Financials - 18.6%
Banks - 7.2%
Bancorp Inc/The (a)	1,122,022	59,052,018
BOK Financial Corp	344,300	36,650,735
Cadence Bank	1,118,065	38,517,339
East West Bancorp Inc	1,034,817	99,094,076
First Citizens BancShares Inc/NC Class A	29,100	61,488,882
First Interstate BancSystem Inc Class A	577,900	18,764,413
Huntington Bancshares Inc/OH	1,096,800	17,844,936
KeyCorp	4,167,700	71,434,378
Pinnacle Financial Partners Inc	357,000	40,837,230
Wintrust Financial Corp	765,341	95,445,676
		539,129,683
Capital Markets - 3.9%
Blue Owl Capital Inc Class A (b)	2,783,600	64,746,536
Houlihan Lokey Inc Class A	293,400	50,951,844
Northern Trust Corp	436,155	44,705,888
Raymond James Financial Inc	424,797	65,983,718
Stifel Financial Corp	584,600	62,014,368
		288,402,354
Financial Services - 1.9%
Essent Group Ltd	1,057,204	57,554,186
PennyMac Financial Services Inc	302,700	30,917,778
Toast Inc Class A (a)	1,640,100	59,781,645
		148,253,609
Insurance - 5.6%
American Financial Group Inc/OH	419,713	57,471,301
Arch Capital Group Ltd	375,600	34,686,660
First American Financial Corp	768,900	48,010,116
Hartford Financial Services Group Inc/The	282,522	30,907,907
Old Republic International Corp	869,710	31,474,805
Primerica Inc	341,547	92,702,687
Reinsurance Group of America Inc	490,578	104,802,178
Selective Insurance Group Inc	175,700	16,431,464
		416,487,118
TOTAL FINANCIALS		1,392,272,764

Health Care - 10.1%
Biotechnology - 2.1%
Arcellx Inc (a)	188,800	14,479,072
Arrowhead Pharmaceuticals Inc (a)	657,540	12,361,752
Avidity Biosciences Inc (a)	329,500	9,581,860
Blueprint Medicines Corp (a)	185,400	16,170,588
Centessa Pharmaceuticals PLC ADR (a)	557,700	9,341,475
Crinetics Pharmaceuticals Inc (a)	203,800	10,420,294
Exact Sciences Corp (a)	532,500	29,921,175
Krystal Biotech Inc (a)	50,884	7,971,487
SpringWorks Therapeutics Inc (a)	114,100	4,122,433
United Therapeutics Corp (a)	117,800	41,564,552
		155,934,688
Health Care Equipment & Supplies - 2.8%
Cooper Cos Inc/The (a)	305,756	28,108,149
Glaukos Corp (a)	129,400	19,402,236
Insulet Corp (a)	96,500	25,193,255
Integer Holdings Corp (a)	241,900	32,056,588
Lantheus Holdings Inc (a)(b)	96,900	8,668,674
Masimo Corp (a)	398,000	65,789,400
TransMedics Group Inc (a)(b)	469,000	29,242,150
		208,460,452
Health Care Providers & Services - 3.2%
Astrana Health Inc (a)	325,873	10,274,776
BrightSpring Health Services Inc (a)	1,768,200	30,112,446
Encompass Health Corp (b)	824,900	76,179,516
Molina Healthcare Inc (a)	129,768	37,768,976
Tenet Healthcare Corp (a)(b)	470,362	59,373,795
Universal Health Services Inc Class B	146,600	26,302,972
		240,012,481
Life Sciences Tools & Services - 1.5%
10X Genomics Inc Class A (a)	176,600	2,535,976
Avantor Inc (a)(b)	2,602,300	54,830,461
Bruker Corp	589,900	34,579,938
Repligen Corp (a)(b)	131,300	18,899,322
		110,845,697
Pharmaceuticals - 0.5%
Elanco Animal Health Inc (a)	3,620,600	43,845,466
TOTAL HEALTH CARE		759,098,784

Industrials - 16.8%
Aerospace & Defense - 0.5%
Axon Enterprise Inc (a)	64,554	38,365,733
Air Freight & Logistics - 0.3%
GXO Logistics Inc (a)(b)	495,232	21,542,592
Building Products - 1.1%
AZEK Co Inc/The Class A (a)	1,368,800	64,976,936
Simpson Manufacturing Co Inc	120,200	19,932,766
		84,909,702
Commercial Services & Supplies - 1.3%
ACV Auctions Inc Class A (a)(b)	2,183,557	47,164,831
CECO Environmental Corp (a)(b)	800,700	24,205,161
Clean Harbors Inc (a)	128,000	29,457,920
		100,827,912
Construction & Engineering - 1.9%
Comfort Systems USA Inc	144,800	61,403,888
EMCOR Group Inc	119,400	54,195,660
Quanta Services Inc	90,669	28,655,937
		144,255,485
Electrical Equipment - 2.1%
Acuity Brands Inc	140,223	40,963,345
AMETEK Inc	276,526	49,846,577
nVent Electric PLC	440,200	30,004,032
Vertiv Holdings Co Class A	248,800	28,266,168
		149,080,122
Ground Transportation - 1.7%
JB Hunt Transport Services Inc	164,900	28,141,834
Saia Inc (a)(b)	122,000	55,599,060
XPO Inc (a)	351,500	46,099,225
		129,840,119
Machinery - 5.2%
Allison Transmission Holdings Inc	206,700	22,336,002
Chart Industries Inc (a)(b)	371,700	70,935,228
Crane Co	525,736	79,780,438
Ingersoll Rand Inc	533,400	48,251,364
ITT Inc	704,009	100,588,807
Westinghouse Air Brake Technologies Corp	301,400	57,142,426
		379,034,265
Passenger Airlines - 0.4%
Alaska Air Group Inc (a)(b)	505,295	32,717,851
Professional Services - 1.3%
Dayforce Inc (a)(b)	599,200	43,525,888
Maximus Inc	146,400	10,928,760
TransUnion	452,600	41,960,546
		96,415,194
Trading Companies & Distributors - 1.0%
DNOW Inc (a)	1,477,923	19,227,778
Watsco Inc	124,500	58,999,305
		78,227,083
TOTAL INDUSTRIALS		1,255,216,058

Information Technology - 7.4%
Communications Equipment - 0.7%
Digi International Inc (a)(b)	1,624,001	49,093,550
Electronic Equipment, Instruments & Components - 3.1%
Belden Inc	438,600	49,390,746
Coherent Corp (a)	782,000	74,078,860
Flex Ltd (a)	1,374,200	52,755,538
Jabil Inc	197,275	28,387,873
OSI Systems Inc (a)	151,993	25,448,187
		230,061,204
Semiconductors & Semiconductor Equipment - 2.5%
First Solar Inc (a)	160,500	28,286,520
MKS Instruments Inc (b)	660,471	68,946,568
Semtech Corp (a)(b)	387,200	23,948,320
Teradyne Inc	398,245	50,147,010
Universal Display Corp	98,500	14,400,700
		185,729,118
Software - 0.9%
Appfolio Inc Class A (a)	9,269	2,286,848
Informatica Inc Class A (a)(b)	744,800	19,312,664
Manhattan Associates Inc (a)	89,000	24,051,360
Monday.com Ltd (a)	100,100	23,567,544
		69,218,416
Technology Hardware, Storage & Peripherals - 0.2%
Western Digital Corp (a)	344,200	20,524,646
TOTAL INFORMATION TECHNOLOGY		554,626,934

Materials - 4.6%
Chemicals - 1.8%
Axalta Coating Systems Ltd (a)	1,981,200	67,796,664
Element Solutions Inc	2,726,105	69,324,850
		137,121,514
Construction Materials - 0.5%
Martin Marietta Materials Inc	69,837	36,070,810
Containers & Packaging - 2.3%
AptarGroup Inc	578,000	90,803,800
Avery Dennison Corp (b)	214,483	40,136,204
International Paper Co	786,800	42,345,576
		173,285,580
TOTAL MATERIALS		346,477,904

Real Estate - 6.5%
Health Care REITs - 1.2%
Omega Healthcare Investors Inc	771,000	29,182,350
Ventas Inc	1,069,637	62,990,923
		92,173,273
Industrial REITs - 1.3%
EastGroup Properties Inc	364,200	58,450,458
Terreno Realty Corp	660,000	39,032,400
		97,482,858
Real Estate Management & Development - 0.4%
Jones Lang LaSalle Inc (a)	125,400	31,743,756
Residential REITs - 0.7%
Invitation Homes Inc	1,016,872	32,509,398
Sun Communities Inc	154,100	18,949,677
		51,459,075
Retail REITs - 1.5%
Acadia Realty Trust	2,127,500	51,400,400
Agree Realty Corp (b)	529,200	37,282,140
Macerich Co/The	1,087,100	21,655,032
		110,337,572
Specialized REITs - 1.4%
Four Corners Property Trust Inc	1,509,900	40,978,686
Lamar Advertising Co Class A	507,981	61,841,607
		102,820,293
TOTAL REAL ESTATE		486,016,827

Utilities - 3.4%
Electric Utilities - 0.7%
PG&E Corp	2,520,500	50,863,690
Gas Utilities - 0.2%
Southwest Gas Holdings Inc	258,200	18,257,322
Independent Power and Renewable Electricity Producers - 1.3%
AES Corp/The	2,628,038	33,822,849
Vistra Corp	434,000	59,835,580
		93,658,429
Multi-Utilities - 0.6%
CenterPoint Energy Inc	692,500	21,973,025
NorthWestern Corp	498,800	26,665,848
		48,638,873
Water Utilities - 0.6%
Essential Utilities Inc (b)	1,158,200	42,065,824
TOTAL UTILITIES		253,484,138

TOTAL UNITED STATES		6,800,657,750
TOTAL COMMON STOCKS (Cost $5,577,890,488)		7,467,007,676

Money Market Funds - 3.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.36	22,907,011	22,911,592
Fidelity Securities Lending Cash Central Fund (c)(d)	4.35	199,066,736	199,086,643
TOTAL MONEY MARKET FUNDS (Cost $221,998,235)			221,998,235

TOTAL INVESTMENT IN SECURITIES - 102.7% (Cost $5,799,888,723)	7,689,005,911
NET OTHER ASSETS (LIABILITIES) - (2.7)%	(199,057,175)
NET ASSETS - 100.0%	7,489,948,736

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	73,051,733	1,506,065,569	1,556,207,029	2,528,610	1,319	-	22,911,592	22,907,011	0.0%
Fidelity Securities Lending Cash Central Fund	275,921,013	1,527,512,798	1,604,347,168	1,808,840	-	-	199,086,643	199,066,736	0.8%
Total	348,972,746	3,033,578,367	3,160,554,197	4,337,450	1,319	-	221,998,235	221,973,747

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	138,726,270	138,726,270	-	-
Consumer Discretionary	919,712,376	919,712,376	-	-
Consumer Staples	367,697,645	367,697,645	-	-
Energy	446,104,350	446,104,350	-	-
Financials	1,506,357,662	1,506,357,662	-	-
Health Care	880,547,804	880,547,804	-	-
Industrials	1,348,886,662	1,348,886,662	-	-
Information Technology	725,437,986	725,437,986	-	-
Materials	394,035,956	394,035,956	-	-
Real Estate	486,016,827	486,016,827	-	-
Utilities	253,484,138	253,484,138	-	-

Money Market Funds	221,998,235	221,998,235	-	-
Total Investments in Securities:	7,689,005,911	7,689,005,911	-	-
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value (including securities loaned of $195,909,215) - See accompanying schedule:
Unaffiliated issuers (cost $5,577,890,488)	$7,467,007,676
Fidelity Central Funds (cost $221,998,235)	221,998,235

Total Investment in Securities (cost $5,799,888,723)		$7,689,005,911
Foreign currency held at value (cost $43,607)		42,895
Receivable for investments sold		224,663
Receivable for fund shares sold		4,191,457
Dividends receivable		4,915,292
Distributions receivable from Fidelity Central Funds		197,119
Prepaid expenses		6,547
Other receivables		277,322
Total assets		7,698,861,206
Liabilities
Payable to custodian bank	$419
Payable for investments purchased	529,095
Payable for fund shares redeemed	4,024,994
Accrued management fee	3,607,018
Distribution and service plan fees payable	1,008,307
Other payables and accrued expenses	671,563
Collateral on securities loaned	199,071,074
Total liabilities		208,912,470
Net Assets		$7,489,948,736
Net Assets consist of:
Paid in capital		$5,251,699,140
Total accumulated earnings (loss)		2,238,249,596
Net Assets		$7,489,948,736

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($1,633,098,968 ÷ 43,481,972 shares)		$37.56
Service Class :
Net Asset Value, offering price and redemption price per share ($724,658,686 ÷ 19,627,745 shares)		$36.92
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($4,382,720,480 ÷ 123,520,613 shares)		$35.48
Investor Class :
Net Asset Value, offering price and redemption price per share ($749,470,602 ÷ 20,175,999 shares)		$37.15
Statement of Operations
Year ended December 31, 2024
Investment Income
Dividends		$78,921,059
Income from Fidelity Central Funds (including $1,808,840 from security lending)		4,337,450
Total income		83,258,509
Expenses
Management fee	$41,183,324
Transfer agent fees	816,172
Distribution and service plan fees	11,597,360
Accounting fees	173,332
Custodian fees and expenses	65,030
Independent trustees' fees and expenses	31,709
Audit fees	68,761
Legal	20,263
Miscellaneous	711,872
Total expenses before reductions	54,667,823
Expense reductions	(316,646)
Total expenses after reductions		54,351,177
Net Investment income (loss)		28,907,332
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,195,471,006
Fidelity Central Funds	1,319
Foreign currency transactions	(156,782)
Total net realized gain (loss)		1,195,315,543
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(59,978,386)
Assets and liabilities in foreign currencies	(29,347)
Total change in net unrealized appreciation (depreciation)		(60,007,733)
Net gain (loss)		1,135,307,810
Net increase (decrease) in net assets resulting from operations		$1,164,215,142
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,907,332	$28,859,775
Net realized gain (loss)	1,195,315,543	302,248,608
Change in net unrealized appreciation (depreciation)	(60,007,733)	586,581,086
Net increase (decrease) in net assets resulting from operations	1,164,215,142	917,689,469
Distributions to shareholders	(999,090,709)	(216,862,984)

Share transactions - net increase (decrease)	369,622,565	(198,991,880)
Total increase (decrease) in net assets	534,746,998	501,834,605

Net Assets
Beginning of period	6,955,201,738	6,453,367,133
End of period	$7,489,948,736	$6,955,201,738

Financial Highlights
VIP Mid Cap Portfolio Initial Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$36.44	$32.72	$41.17	$38.72	$32.95
Income from Investment Operations
Net investment income (loss) A,B	.22	.21	.21	.23	.15
Net realized and unrealized gain (loss)	6.33	4.69	(6.16)	9.57	5.83
Total from investment operations	6.55	4.90	(5.95)	9.80	5.98
Distributions from net investment income	(.22)	(.21)	(.17) C	(.28)	(.21)
Distributions from net realized gain	(5.21)	(.97)	(2.33) C	(7.07)	-
Total distributions	(5.43)	(1.18)	(2.50)	(7.35)	(.21)
Net asset value, end of period	$37.56	$36.44	$32.72	$41.17	$38.72
Total Return D,E	17.49%	15.08%	(14.74)%	25.60%	18.19%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.57%	.61%	.61%	.61%	.62%
Expenses net of fee waivers, if any	.57%	.60%	.60%	.60%	.62%
Expenses net of all reductions	.57%	.60%	.60%	.60%	.62%
Net investment income (loss)	.55%	.60%	.60%	.52%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$1,633,099	$1,544,004	$1,455,364	$1,810,651	$1,579,450
Portfolio turnover rate H	52%	41%	31%	37% I	44%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
VIP Mid Cap Portfolio Service Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$35.91	$32.25	$40.63	$38.28	$32.59
Income from Investment Operations
Net investment income (loss) A,B	.18	.17	.17	.18	.12
Net realized and unrealized gain (loss)	6.23	4.64	(6.09)	9.47	5.74
Total from investment operations	6.41	4.81	(5.92)	9.65	5.86
Distributions from net investment income	(.19)	(.18)	(.13) C	(.23)	(.17)
Distributions from net realized gain	(5.21)	(.97)	(2.33) C	(7.07)	-
Total distributions	(5.40)	(1.15)	(2.46)	(7.30)	(.17)
Net asset value, end of period	$36.92	$35.91	$32.25	$40.63	$38.28
Total Return D,E	17.35%	15.00%	(14.85)%	25.51%	18.04%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.68%	.71%	.71%	.71%	.72%
Expenses net of fee waivers, if any	.67%	.70%	.70%	.70%	.72%
Expenses net of all reductions	.67%	.70%	.70%	.70%	.72%
Net investment income (loss)	.45%	.50%	.50%	.42%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$724,659	$658,165	$586,964	$726,039	$642,654
Portfolio turnover rate H	52%	41%	31%	37% I	44%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
VIP Mid Cap Portfolio Service Class 2

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$34.69	$31.20	$39.39	$37.29	$31.75
Income from Investment Operations
Net investment income (loss) A,B	.12	.11	.12	.11	.07
Net realized and unrealized gain (loss)	6.01	4.48	(5.90)	9.22	5.59
Total from investment operations	6.13	4.59	(5.78)	9.33	5.66
Distributions from net investment income	(.14)	(.13)	(.08) C	(.16)	(.12)
Distributions from net realized gain	(5.21)	(.97)	(2.33) C	(7.07)	-
Total distributions	(5.34) D	(1.10)	(2.41)	(7.23)	(.12)
Net asset value, end of period	$35.48	$34.69	$31.20	$39.39	$37.29
Total Return E,F	17.18%	14.80%	(14.97)%	25.31%	17.87%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.82%	.86%	.86%	.86%	.87%
Expenses net of fee waivers, if any	.82%	.85%	.85%	.85%	.87%
Expenses net of all reductions	.82%	.85%	.85%	.85%	.87%
Net investment income (loss)	.30%	.35%	.35%	.27%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$4,382,720	$4,101,183	$3,776,819	$4,970,428	$4,807,908
Portfolio turnover rate I	52%	41%	31%	37% J	44%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal distributions per share do not sum due to rounding.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JPortfolio turnover rate excludes securities received or delivered in-kind.
VIP Mid Cap Portfolio Investor Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$36.10	$32.42	$40.83	$38.44	$32.72
Income from Investment Operations
Net investment income (loss) A,B	.19	.18	.18	.20	.12
Net realized and unrealized gain (loss)	6.27	4.65	(6.12)	9.51	5.78
Total from investment operations	6.46	4.83	(5.94)	9.71	5.90
Distributions from net investment income	(.20)	(.19)	(.14) C	(.24)	(.18)
Distributions from net realized gain	(5.21)	(.97)	(2.33) C	(7.07)	-
Total distributions	(5.41)	(1.15) D	(2.47)	(7.32) D	(.18)
Net asset value, end of period	$37.15	$36.10	$32.42	$40.83	$38.44
Total Return E,F	17.40%	15.01%	(14.83)%	25.54%	18.08%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.65%	.68%	.68%	.68%	.70%
Expenses net of fee waivers, if any	.65%	.68%	.68%	.68%	.70%
Expenses net of all reductions	.65%	.68%	.68%	.68%	.69%
Net investment income (loss)	.48%	.52%	.52%	.44%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$749,471	$651,850	$634,220	$739,633	$593,584
Portfolio turnover rate I	52%	41%	31%	37% J	44%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal distributions per share do not sum due to rounding.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for overnight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Mid Cap Portfolio	$94,994

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,145,787,856
Gross unrealized depreciation	(258,681,756)
Net unrealized appreciation (depreciation)	$1,887,106,100
Tax Cost	$5,801,899,811

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$39,548,458
Undistributed long-term capital gain	$315,885,419
Net unrealized appreciation (depreciation) on securities and other investments	$1,887,021,056

The tax character of distributions paid was as follows:

	December 31, 2024	December 31, 2023
Ordinary Income	$85,295,555	$ 30,225,937
Long-term Capital Gains	913,795,154	186,637,047
Total	$999,090,709	$ 216,862,984

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Mid Cap Portfolio	3,832,691,209	4,396,707,455
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.57
Service Class	.57
Service Class 2.57
Investor Class	.65

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Initial Class	.56
Service Class	.56
Service Class 2.56
Investor Class	.63

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$710,069
Service Class 2	10,887,291
$11,597,360
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

	Amount ($)	% of Class-Level Average Net Assets
Initial Class	161,804.0630
Service Class	69,652.0630
Service Class 2	432,381.0630
Investor Class	152,335.1390
	816,172

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Mid Cap Portfolio	.0149

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
VIP Mid Cap Portfolio	83,340

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Mid Cap Portfolio	164,619,849	423,057,956	136,443,051
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.

Amount ($)
VIP Mid Cap Portfolio	11,335
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
VIP Mid Cap Portfolio	190,240	388	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6,503.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $310,143.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2024	Year ended December 31, 2023
VIP Mid Cap Portfolio
Distributions to shareholders
Initial Class	$213,376,033	$48,860,870
Service Class	95,410,660	20,456,663
Service Class 2	593,657,915	126,967,218
Investor Class	96,646,101	20,578,233
Total	$999,090,709	$216,862,984
10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2024	Year ended December 31, 2023
VIP Mid Cap Portfolio
Initial Class
Shares sold	1,923,381	1,477,610	$76,887,654	$50,565,030
Reinvestment of distributions	5,414,963	1,377,490	213,376,033	48,860,870
Shares redeemed	(6,222,674)	(4,971,724)	(245,813,857)	(171,217,271)
Net increase (decrease)	1,115,670	(2,116,624)	$44,449,830	$(71,791,371)
Service Class
Shares sold	650,880	937,901	$25,986,431	$31,370,215
Reinvestment of distributions	2,462,389	585,134	95,410,660	20,456,663
Shares redeemed	(1,814,200)	(1,392,010)	(71,188,138)	(47,245,269)
Net increase (decrease)	1,299,069	131,025	$50,208,953	$4,581,609
Service Class 2
Shares sold	6,634,142	14,375,353	$250,567,716	$470,985,989
Reinvestment of distributions	15,936,168	3,759,252	593,657,915	126,967,218
Shares redeemed	(17,275,031)	(20,971,087)	(652,188,552)	(678,544,006)
Net increase (decrease)	5,295,279	(2,836,482)	$192,037,079	$(80,590,799)
Investor Class
Shares sold	985,983	592,143	$39,003,722	$20,182,823
Reinvestment of distributions	2,478,637	585,562	96,646,101	20,578,233
Shares redeemed	(1,344,693)	(2,684,106)	(52,723,120)	(91,952,375)
Net increase (decrease)	2,119,927	(1,506,401)	$82,926,703	$(51,191,319)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Mid Cap Portfolio	13%	1	14%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Mid Cap Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Mid Cap Portfolio (one of the funds constituting Variable Insurance Products Fund III, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $1,100,400,990, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,434,400 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 53%, Service Class designates 56%, Service Class 2 designates 63% and Investor Class designates 55%, of the dividend distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	19,815,631,510.17	96.35
Withheld	749,708,334.02	3.65
TOTAL	20,565,339,844.19	100.00
Robert A. Lawrence
Affirmative	19,766,714,617.58	96.12
Withheld	798,625,226.62	3.88
TOTAL	20,565,339,844.19	100.00
Vijay C. Advani
Affirmative	19,788,320,252.27	96.22
Withheld	777,019,591.92	3.78
TOTAL	20,565,339,844.19	100.00
Thomas P. Bostick
Affirmative	19,780,566,370.66	96.18
Withheld	784,773,473.53	3.82
TOTAL	20,565,339,844.19	100.00
Donald F. Donahue
Affirmative	19,723,882,404.02	95.91
Withheld	841,457,440.18	4.09
TOTAL	20,565,339,844.19	100.00
Vicki L. Fuller
Affirmative	19,823,019,040.62	96.39
Withheld	742,320,803.57	3.61
TOTAL	20,565,339,844.19	100.00
Patricia L. Kampling
Affirmative	19,837,563,936.04	96.46
Withheld	727,775,908.15	3.54
TOTAL	20,565,339,844.19	100.00
Thomas A. Kennedy
Affirmative	19,789,564,999.11	96.23
Withheld	775,774,845.08	3.77
TOTAL	20,565,339,844.19	100.00
Oscar Munoz
Affirmative	19,772,385,801.51	96.14
Withheld	792,954,042.68	3.86
TOTAL	20,565,339,844.19	100.00
Karen B. Peetz
Affirmative	19,804,495,604.67	96.30
Withheld	760,844,239.52	3.70
TOTAL	20,565,339,844.19	100.00
David M. Thomas
Affirmative	19,717,117,994.71	95.88
Withheld	848,221,849.48	4.12
TOTAL	20,565,339,844.19	100.00
Susan Tomasky
Affirmative	19,783,626,171.89	96.20
Withheld	781,713,672.31	3.80
TOTAL	20,565,339,844.19	100.00
Michael E. Wiley
Affirmative	19,728,139,900.50	95.93
Withheld	837,199,943.69	4.07
TOTAL	20,565,339,844.19	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.735273.125
VIPMID-ANN-0325
Fidelity® Variable Insurance Products:

VIP Dynamic Capital Appreciation Portfolio

Annual Report
December 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
VIP Dynamic Capital Appreciation Portfolio
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
BELGIUM - 0.7%
Health Care - 0.7%
Biotechnology - 0.1%
Galapagos NV ADR (b)	13,300	365,750
Pharmaceuticals - 0.6%
UCB SA	8,100	1,612,632
TOTAL BELGIUM		1,978,382
BRAZIL - 0.9%
Consumer Discretionary - 0.9%
Broadline Retail - 0.9%
MercadoLibre Inc (b)	1,460	2,482,642
CANADA - 1.5%
Consumer Discretionary - 0.4%
Broadline Retail - 0.4%
Dollarama Inc	11,500	1,122,279
Energy - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Canadian Natural Resources Ltd (United States)	98,000	3,025,260
TOTAL CANADA		4,147,539
CHINA - 2.5%
Communication Services - 0.5%
Interactive Media & Services - 0.5%
Tencent Holdings Ltd	25,900	1,382,356
Consumer Discretionary - 2.0%
Automobiles - 0.6%
BYD Co Ltd H Shares	52,500	1,785,689
Broadline Retail - 0.2%
PDD Holdings Inc Class A ADR (b)	6,900	669,231
Hotels, Restaurants & Leisure - 1.2%
Meituan B Shares (b)(c)(d)	47,700	927,449
Trip.com Group Ltd ADR (b)	32,300	2,217,718
		3,145,167
TOTAL CONSUMER DISCRETIONARY		5,600,087

TOTAL CHINA		6,982,443
DENMARK - 0.0%
Health Care - 0.0%
Life Sciences Tools & Services - 0.0%
Chemometec A/S	4,300	290,402
GERMANY - 0.4%
Health Care - 0.4%
Biotechnology - 0.4%
BioNTech SE ADR (b)	9,200	1,048,340
INDIA - 0.0%
Financials - 0.0%
Financial Services - 0.0%
One 97 Communications Ltd (b)	500	5,947
ISRAEL - 0.8%
Health Care - 0.8%
Biotechnology - 0.0%
Gamida Cell Ltd (e)	75,514	1
Gamida Cell Ltd warrants 4/21/2028 (b)(e)	11,600	0
		1
Pharmaceuticals - 0.8%
Teva Pharmaceutical Industries Ltd ADR (b)	97,200	2,142,288
TOTAL ISRAEL		2,142,289
JAPAN - 0.3%
Health Care - 0.3%
Pharmaceuticals - 0.3%
Chugai Pharmaceutical Co Ltd	19,000	837,542
NETHERLANDS - 0.7%
Information Technology - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
BE Semiconductor Industries NV	13,500	1,850,080
TAIWAN - 2.1%
Information Technology - 2.1%
Semiconductors & Semiconductor Equipment - 2.1%
eMemory Technology Inc	2,000	204,257
Taiwan Semiconductor Manufacturing Co Ltd ADR	28,100	5,549,469

TOTAL TAIWAN		5,753,726
UNITED KINGDOM - 0.3%
Health Care - 0.1%
Biotechnology - 0.1%
Immunocore Holdings PLC ADR (b)	5,700	168,150
Industrials - 0.2%
Professional Services - 0.2%
RELX PLC ADR	13,700	622,254
TOTAL UNITED KINGDOM		790,404
UNITED STATES - 89.4%
Communication Services - 7.0%
Entertainment - 1.0%
Live Nation Entertainment Inc (b)	10,400	1,346,800
ROBLOX Corp Class A (b)	27,600	1,596,936
		2,943,736
Interactive Media & Services - 6.0%
Alphabet Inc Class A	43,880	8,306,484
Alphabet Inc Class C	25,360	4,829,558
Epic Games Inc (b)(e)(f)	156	105,848
Meta Platforms Inc Class A	6,000	3,513,060
		16,754,950
Consumer Discretionary - 9.4%
Broadline Retail - 5.3%
Amazon.com Inc (b)	66,360	14,558,720
Savers Value Village Inc (b)(g)	18,900	193,725
		14,752,445
Diversified Consumer Services - 0.5%
Duolingo Inc Class A (b)	1,500	486,345
Service Corp International/US	10,000	798,200
		1,284,545
Hotels, Restaurants & Leisure - 1.7%
Airbnb Inc Class A (b)	23,100	3,035,571
Kura Sushi USA Inc Class A (b)	6,400	579,712
Starbucks Corp	11,000	1,003,750
		4,619,033
Household Durables - 0.3%
TopBuild Corp (b)	4,000	1,245,360
Specialty Retail - 1.6%
Floor & Decor Holdings Inc Class A (b)	8,900	887,330
Lowe's Cos Inc	14,300	3,529,240
		4,416,570
TOTAL CONSUMER DISCRETIONARY		26,317,953

Consumer Staples - 2.4%
Beverages - 0.7%
Monster Beverage Corp (b)	37,048	1,947,243
Personal Care Products - 1.7%
Estee Lauder Cos Inc/The Class A	41,000	3,074,180
Kenvue Inc	81,200	1,733,620
		4,807,800
TOTAL CONSUMER STAPLES		6,755,043

Energy - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Antero Resources Corp (b)	24,400	855,220
Cheniere Energy Inc	13,100	2,814,797
Range Resources Corp	31,500	1,133,370
		4,803,387
Financials - 13.2%
Banks - 2.4%
Huntington Bancshares Inc/OH	80,100	1,303,227
JPMorgan Chase & Co	11,000	2,636,810
M&T Bank Corp	14,800	2,782,548
		6,722,585
Capital Markets - 2.3%
Intercontinental Exchange Inc	19,400	2,890,794
Morgan Stanley	28,110	3,533,989
		6,424,783
Consumer Finance - 1.1%
Capital One Financial Corp	17,100	3,049,272
Financial Services - 6.1%
Fiserv Inc (b)	12,500	2,567,750
Mastercard Inc Class A	15,100	7,951,208
Rocket Cos Inc Class A (b)(g)	62,700	706,002
Shift4 Payments Inc Class A (b)(g)	4,300	446,254
Toast Inc Class A (b)	49,800	1,815,210
Visa Inc Class A	11,100	3,508,044
		16,994,468
Insurance - 1.3%
Arthur J Gallagher & Co	11,557	3,280,454
Baldwin Insurance Group Inc/The Class A (b)	10,079	390,662
		3,671,116
TOTAL FINANCIALS		36,862,224

Health Care - 14.9%
Biotechnology - 5.0%
AbbVie Inc	25,100	4,460,271
Adamas Pharmaceuticals Inc rights (b)(e)	47,000	940
Adamas Pharmaceuticals Inc rights (b)(e)	47,000	940
Alnylam Pharmaceuticals Inc (b)	10,379	2,442,282
Arcellx Inc (b)	2,300	176,387
Arrowhead Pharmaceuticals Inc (b)	6,316	118,741
Beam Therapeutics Inc (b)(g)	2,900	71,920
Biogen Inc (b)	3,600	550,512
Blueprint Medicines Corp (b)	1,200	104,664
Cytokinetics Inc (b)	4,600	216,384
Exact Sciences Corp (b)	47,300	2,657,787
Gilead Sciences Inc	22,500	2,078,325
Hookipa Pharma Inc (b)	3,210	6,452
Insmed Inc (b)	6,300	434,952
Krystal Biotech Inc (b)	800	125,328
Moderna Inc (b)	2,700	112,266
Seres Therapeutics Inc (b)	10,900	9,058
Vor BioPharma Inc (b)	19,984	22,182
XOMA Royalty Corp (b)(g)	12,400	325,872
		13,915,263
Health Care Equipment & Supplies - 4.8%
Align Technology Inc (b)	7,600	1,584,676
Boston Scientific Corp (b)	95,800	8,556,856
Ceribell Inc	2,700	69,876
Hologic Inc (b)	29,200	2,105,028
Penumbra Inc (b)	4,500	1,068,660
		13,385,096
Health Care Providers & Services - 2.6%
HealthEquity Inc (b)	19,100	1,832,645
Humana Inc	6,100	1,547,631
UnitedHealth Group Inc	7,800	3,945,708
		7,325,984
Life Sciences Tools & Services - 1.7%
10X Genomics Inc Class A (b)	18,056	259,284
Bio-Techne Corp	8,500	612,255
Bruker Corp	26,500	1,553,430
Codexis Inc (b)(g)	35,200	167,904
Danaher Corp	9,200	2,111,860
		4,704,733
Pharmaceuticals - 0.8%
Eli Lilly & Co	1,800	1,389,600
Royalty Pharma PLC Class A	37,400	954,074
Zevra Therapeutics Inc (b)(g)	16,800	140,112
		2,483,786
TOTAL HEALTH CARE		41,814,862

Industrials - 12.0%
Aerospace & Defense - 1.3%
GE Aerospace	21,000	3,502,590
Loar Holdings Inc (g)	300	22,173
		3,524,763
Building Products - 0.4%
Simpson Manufacturing Co Inc	7,900	1,310,057
Electrical Equipment - 1.6%
GE Vernova Inc	13,575	4,465,225
Ground Transportation - 1.2%
Uber Technologies Inc (b)	53,600	3,233,152
Machinery - 3.9%
Allison Transmission Holdings Inc	24,600	2,658,276
Deere & Co	5,000	2,118,500
Ingersoll Rand Inc	38,822	3,511,838
Westinghouse Air Brake Technologies Corp	14,200	2,692,178
		10,980,792
Professional Services - 2.8%
Equifax Inc	17,400	4,434,390
KBR Inc	39,785	2,304,745
UL Solutions Inc Class A	24,600	1,227,048
		7,966,183
Trading Companies & Distributors - 0.8%
Ferguson Enterprises Inc (United Kingdom)	12,077	2,101,568
TOTAL INDUSTRIALS		33,581,740

Information Technology - 25.5%
Communications Equipment - 0.3%
Ciena Corp (b)	11,100	941,391
Electronic Equipment, Instruments & Components - 1.4%
Flex Ltd (b)	59,100	2,268,849
Jabil Inc	10,700	1,539,730
		3,808,579
Semiconductors & Semiconductor Equipment - 9.7%
Astera Labs Inc (b)	500	66,225
Marvell Technology Inc	8,900	983,005
NVIDIA Corp	180,670	24,262,175
SiTime Corp (b)	8,600	1,844,958
		27,156,363
Software - 6.9%
Appfolio Inc Class A (b)	600	148,032
Asapp Inc warrants 8/28/2028 (b)(e)(f)	61,925	89,791
DocuSign Inc (b)	23,200	2,086,608
HubSpot Inc (b)	3,500	2,438,695
Manhattan Associates Inc (b)	4,700	1,270,128
Microsoft Corp	29,542	12,451,953
Nutanix Inc Class A (b)	4,700	287,546
OpenAI Global LLC rights (b)(e)(f)	159,000	159,000
Zeta Global Holdings Corp Class A (b)	21,800	392,182
		19,323,935
Technology Hardware, Storage & Peripherals - 7.2%
Apple Inc	80,360	20,123,751
TOTAL INFORMATION TECHNOLOGY		71,354,019

Materials - 2.5%
Chemicals - 0.3%
Sherwin-Williams Co/The	2,200	747,846
Construction Materials - 1.0%
Eagle Materials Inc	1,600	394,816
Martin Marietta Materials Inc	4,300	2,220,950
		2,615,766
Containers & Packaging - 0.8%
International Paper Co	43,900	2,362,698
Metals & Mining - 0.4%
Carpenter Technology Corp	7,000	1,187,970
TOTAL MATERIALS		6,914,280

Real Estate - 0.8%
Real Estate Management & Development - 0.8%
Zillow Group Inc Class A (b)	4,600	325,910
Zillow Group Inc Class C (b)	24,000	1,777,200
		2,103,110
TOTAL UNITED STATES		250,205,304
TOTAL COMMON STOCKS (Cost $194,660,162)		278,515,040

Convertible Corporate Bonds - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings Inc 15% (e)(f)(h) (Cost $49,600)	49,600	48,598

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
AUSTRALIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Canva Inc Series A (b)(e)(f)	85	108,808
Canva Inc Series A2 (b)(e)(f)	15	19,201

TOTAL AUSTRALIA		128,009
UNITED STATES - 0.3%
Financials - 0.0%
Financial Services - 0.0%
Akeana Series C (e)(f)	1,600	20,240
Health Care - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (b)(e)(f)	5,300	15,369
Industrials - 0.0%
Aerospace & Defense - 0.0%
Anduril Industries Inc (e)(f)	5,252	131,615
Information Technology - 0.2%
Software - 0.2%
Asapp Inc Series C (b)(e)(f)	17,672	37,111
Asapp Inc Series D (b)(e)(f)	107,931	193,197
xAI Corp Series C (e)(f)	9,300	201,345
		431,653
Materials - 0.1%
Metals & Mining - 0.1%
Illuminated Holdings Inc Series C2 (b)(e)(f)	3,438	47,823
Illuminated Holdings Inc Series C3 (b)(e)(f)	4,298	59,786
Illuminated Holdings Inc Series C4 (b)(e)(f)	1,252	17,415
Illuminated Holdings Inc Series C5 (b)(e)(f)	2,617	36,402
		161,426
TOTAL UNITED STATES		760,303
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,371,198)		888,312

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings Inc 15% (e)(f)(h) (Cost $66,000)	66,000	73,755

Money Market Funds - 0.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (i)	4.36	343,917	343,986
Fidelity Securities Lending Cash Central Fund (i)(j)	4.35	1,309,457	1,309,587
TOTAL MONEY MARKET FUNDS (Cost $1,653,573)			1,653,573

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $197,800,533)	281,179,278
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(1,391,530)
NET ASSETS - 100.0%	279,787,748

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $927,449 or 0.3% of net assets.

(d)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $927,449 or 0.3% of net assets.

(e)	Level 3 security
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,365,304 or 0.5% of net assets.

(g)	Security or a portion of the security is on loan at period end.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Akeana Series C	1/23/24	20,417

Anduril Industries Inc	8/07/24	114,161

Asapp Inc Series C	4/30/21	116,584

Asapp Inc Series D	8/29/23	416,776

Asapp Inc warrants 8/28/2028	8/29/23	0

Canva Inc Series A	9/22/23	90,666

Canva Inc Series A2	9/22/23	16,000

ElevateBio LLC Series C	3/09/21	22,234

Epic Games Inc	3/29/21	138,060

Illuminated Holdings Inc 15%	6/14/23	49,600

Illuminated Holdings Inc 15%	9/27/23	66,000

Illuminated Holdings Inc Series C2	7/07/20	85,950

Illuminated Holdings Inc Series C3	7/07/20	128,940

Illuminated Holdings Inc Series C4	1/08/21	45,072

Illuminated Holdings Inc Series C5	6/16/21	113,054

OpenAI Global LLC rights	9/30/24	159,000

xAI Corp Series C	11/22/24	201,345

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,970,448	63,842,490	66,468,951	129,950	(1)	-	343,986	343,917	0.0%
Fidelity Securities Lending Cash Central Fund	2,033,087	25,733,819	26,457,319	3,814	-	-	1,309,587	1,309,457	0.0%
Total	5,003,535	89,576,309	92,926,270	133,764	(1)	-	1,653,573	1,653,374

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	21,081,042	19,592,838	1,382,356	105,848
Consumer Discretionary	35,522,961	32,809,823	2,713,138	-
Consumer Staples	6,755,043	6,755,043	-	-
Energy	7,828,647	7,828,647	-	-
Financials	36,868,171	36,868,171	-	-
Health Care	48,279,967	47,440,544	837,542	1,881
Industrials	34,203,994	34,203,994	-	-
Information Technology	78,957,825	78,504,777	204,257	248,791
Materials	6,914,280	6,914,280	-	-
Real Estate	2,103,110	2,103,110	-	-

Convertible Corporate Bonds
Materials	48,598	-	-	48,598

Convertible Preferred Stocks
Financials	20,240	-	-	20,240
Health Care	15,369	-	-	15,369
Industrials	131,615	-	-	131,615
Information Technology	559,662	-	-	559,662
Materials	161,426	-	-	161,426

Preferred Securities
Materials	73,755	-	-	73,755

Money Market Funds	1,653,573	1,653,573	-	-
Total Investments in Securities:	281,179,278	274,674,800	5,137,293	1,367,185
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value (including securities loaned of $1,275,800) - See accompanying schedule:
Unaffiliated issuers (cost $196,146,960)	$279,525,705
Fidelity Central Funds (cost $1,653,573)	1,653,573

Total Investment in Securities (cost $197,800,533)		$281,179,278
Cash		5,095
Foreign currency held at value (cost $3,551)		3,398
Receivable for investments sold		100,639
Receivable for fund shares sold		16,281
Dividends receivable		112,981
Interest receivable		6,988
Distributions receivable from Fidelity Central Funds		9,689
Prepaid expenses		242
Other receivables		7,116
Total assets		281,441,707
Liabilities
Payable for investments purchased	$78,697
Payable for fund shares redeemed	63,939
Accrued management fee	154,930
Distribution and service plan fees payable	3,683
Audit fee payable	37,205
Other payables and accrued expenses	6,105
Collateral on securities loaned	1,309,400
Total liabilities		1,653,959
Net Assets		$279,787,748
Net Assets consist of:
Paid in capital		$153,678,618
Total accumulated earnings (loss)		126,109,130
Net Assets		$279,787,748

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($29,942,297 ÷ 1,488,442 shares)		$20.12
Service Class :
Net Asset Value, offering price and redemption price per share ($585,852 ÷ 29,688 shares)		$19.73
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($16,935,965 ÷ 886,291 shares)		$19.11
Investor Class :
Net Asset Value, offering price and redemption price per share ($232,323,634 ÷ 11,594,404 shares)		$20.04
Statement of Operations
Year ended December 31, 2024
Investment Income
Dividends		$1,814,416
Income from Fidelity Central Funds (including $3,814 from security lending)		133,764
Total income		1,948,180
Expenses
Management fee	$1,676,862
Transfer agent fees	50,156
Distribution and service plan fees	42,899
Accounting fees	14,125
Custodian fees and expenses	26,077
Independent trustees' fees and expenses	1,131
Audit fees	57,045
Legal	11,674
Miscellaneous	7,149
Total expenses before reductions	1,887,118
Expense reductions	(10,475)
Total expenses after reductions		1,876,643
Net Investment income (loss)		71,537
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	44,853,872
Fidelity Central Funds	(1)
Foreign currency transactions	(2,649)
Total net realized gain (loss)		44,851,222
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	13,224,797
Assets and liabilities in foreign currencies	(1,028)
Total change in net unrealized appreciation (depreciation)		13,223,769
Net gain (loss)		58,074,991
Net increase (decrease) in net assets resulting from operations		$58,146,528
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$71,537	$484,565
Net realized gain (loss)	44,851,222	9,173,719
Change in net unrealized appreciation (depreciation)	13,223,769	41,599,680
Net increase (decrease) in net assets resulting from operations	58,146,528	51,257,964
Distributions to shareholders	(11,390,788)	(10,260,756)

Share transactions - net increase (decrease)	4,391,677	7,951,950
Total increase (decrease) in net assets	51,147,417	48,949,158

Net Assets
Beginning of period	228,640,331	179,691,173
End of period	$279,787,748	$228,640,331

Financial Highlights
VIP Dynamic Capital Appreciation Portfolio Initial Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.77	$13.72	$19.62	$17.36	$13.20
Income from Investment Operations
Net investment income (loss) A,B	.02	.05	.07	.09 C	.03
Net realized and unrealized gain (loss)	4.16	3.79	(3.87)	3.96	4.35
Total from investment operations	4.18	3.84	(3.80)	4.05	4.38
Distributions from net investment income	(.04)	(.06)	(.05)	(.11) D	(.03)
Distributions from net realized gain	(.79)	(.73)	(2.05)	(1.67) D	(.19)
Total distributions	(.83)	(.79)	(2.10)	(1.79) E	(.22)
Net asset value, end of period	$20.12	$16.77	$13.72	$19.62	$17.36
Total Return F,G	25.52%	29.07%	(20.87)%	24.63%	33.61%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.62%	.66%	.67%	.66%	.68%
Expenses net of fee waivers, if any	.62%	.65%	.66%	.66%	.68%
Expenses net of all reductions	.62%	.65%	.66%	.66%	.68%
Net investment income (loss)	.11%	.32%	.45%	.51% C	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$29,942	$25,072	$20,784	$30,029	$26,104
Portfolio turnover rate J	61%	51%	55%	61%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .18%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal distributions per share do not sum due to rounding.
FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Dynamic Capital Appreciation Portfolio Service Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.47	$13.49	$19.33	$17.13	$13.03
Income from Investment Operations
Net investment income (loss) A,B	- C	.03	.05	.08 D	.01
Net realized and unrealized gain (loss)	4.08	3.73	(3.80)	3.89	4.30
Total from investment operations	4.08	3.76	(3.75)	3.97	4.31
Distributions from net investment income	(.03)	(.04)	(.03)	(.09) E	(.02)
Distributions from net realized gain	(.79)	(.73)	(2.05)	(1.67) E	(.19)
Total distributions	(.82)	(.78) F	(2.09) F	(1.77) F	(.21)
Net asset value, end of period	$19.73	$16.47	$13.49	$19.33	$17.13
Total Return G,H	25.35%	28.93%	(20.94)%	24.47%	33.48%
Ratios to Average Net Assets B,I,J
Expenses before reductions	.72%	.76%	.77%	.76%	.78%
Expenses net of fee waivers, if any	.72%	.75%	.76%	.76%	.78%
Expenses net of all reductions	.72%	.75%	.76%	.76%	.78%
Net investment income (loss)	.01%	.22%	.35%	.42% D	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$586	$479	$358	$445	$327
Portfolio turnover rate K	61%	51%	55%	61%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.
EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
FTotal distributions per share do not sum due to rounding.
GTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Dynamic Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$15.98	$13.11	$18.85	$16.74	$12.74
Income from Investment Operations
Net investment income (loss) A,B	(.02)	.01	.03	.05 C	(.01)
Net realized and unrealized gain (loss)	3.95	3.61	(3.70)	3.79	4.21
Total from investment operations	3.93	3.62	(3.67)	3.84	4.20
Distributions from net investment income	(.01)	(.02)	(.02)	(.05) D	(.01)
Distributions from net realized gain	(.79)	(.73)	(2.05)	(1.67) D	(.19)
Total distributions	(.80)	(.75)	(2.07)	(1.73) E	(.20)
Net asset value, end of period	$19.11	$15.98	$13.11	$18.85	$16.74
Total Return F,G	25.19%	28.72%	(21.05)%	24.27%	33.34%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.87%	.91%	.92%	.91%	.93%
Expenses net of fee waivers, if any	.87%	.90%	.91%	.91%	.93%
Expenses net of all reductions	.87%	.90%	.91%	.91%	.93%
Net investment income (loss)	(.14)%	.07%	.20%	.26% C	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$16,936	$15,440	$13,739	$19,579	$18,900
Portfolio turnover rate J	61%	51%	55%	61%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07)%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal distributions per share do not sum due to rounding.
FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Dynamic Capital Appreciation Portfolio Investor Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.71	$13.68	$19.56	$17.32	$13.17
Income from Investment Operations
Net investment income (loss) A,B	.01	.04	.06	.08 C	.02
Net realized and unrealized gain (loss)	4.14	3.77	(3.85)	3.93	4.34
Total from investment operations	4.15	3.81	(3.79)	4.01	4.36
Distributions from net investment income	(.03)	(.04)	(.04)	(.09) D	(.02)
Distributions from net realized gain	(.79)	(.73)	(2.05)	(1.67) D	(.19)
Total distributions	(.82)	(.78) E	(2.09)	(1.77) E	(.21)
Net asset value, end of period	$20.04	$16.71	$13.68	$19.56	$17.32
Total Return F,G	25.42%	28.92%	(20.88)%	24.46%	33.54%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.70%	.74%	.74%	.73%	.76%
Expenses net of fee waivers, if any	.70%	.73%	.74%	.73%	.76%
Expenses net of all reductions	.70%	.73%	.74%	.73%	.75%
Net investment income (loss)	.03%	.24%	.38%	.44% C	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$232,324	$187,650	$144,809	$203,577	$160,175
Portfolio turnover rate J	61%	51%	55%	61%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .10%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal distributions per share do not sum due to rounding.
FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC),contingent interest, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$90,172,847
Gross unrealized depreciation	(7,045,557)
Net unrealized appreciation (depreciation)	$83,127,290
Tax Cost	$198,051,988

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$664,831
Undistributed long-term capital gain	$42,317,768
Net unrealized appreciation (depreciation) on securities and other investments	$83,126,531

The tax character of distributions paid was as follows:

	December 31, 2024	December 31, 2023
Ordinary Income	$2,276,399	$ 580,933
Long-term Capital Gains	9,114,389	9,679,823
Total	$11,390,788	$ 10,260,756

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Dynamic Capital Appreciation Portfolio	161,285,561	165,679,057
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.58
Service Class	.58
Service Class 2.58
Investor Class	.66

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Initial Class	.58
Service Class	.58
Service Class 2.58
Investor Class	.66

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$554
Service Class 2	42,345
$42,899

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

	Amount ($)	% of Class-Level Average Net Assets
Initial Class	2,797.0630
Service Class	53.0630
Service Class 2	1,680.0630
Investor Class	45,626.1390
	50,156

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Dynamic Capital Appreciation Portfolio	.0353

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
VIP Dynamic Capital Appreciation Portfolio	1,618

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Dynamic Capital Appreciation Portfolio	5,270,694	7,839,038	2,471,482
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.
Amount ($)
VIP Dynamic Capital Appreciation Portfolio	397
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
VIP Dynamic Capital Appreciation Portfolio	380	44	-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,475.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2024	Year ended December 31, 2023
VIP Dynamic Capital Appreciation Portfolio
Distributions to shareholders
Initial Class	$1,278,890	$1,184,304
Service Class	23,887	22,370
Service Class 2	757,309	780,644
Investor Class	9,330,702	8,273,438
Total	$11,390,788	$10,260,756
10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2024	Year ended December 31, 2023
VIP Dynamic Capital Appreciation Portfolio
Initial Class
Shares sold	146,502	126,656	$2,672,846	$1,888,987
Reinvestment of distributions	70,625	83,842	1,278,890	1,184,304
Shares redeemed	(223,729)	(229,809)	(4,197,172)	(3,314,065)
Net increase (decrease)	(6,602)	(19,311)	$(245,436)	$(240,774)
Service Class
Shares sold	367	2,586	$6,816	$37,591
Reinvestment of distributions	1,312	1,575	23,299	21,814
Shares redeemed	(1,090)	(1,605)	(20,191)	(23,743)
Net increase (decrease)	589	2,556	$9,924	$35,662
Service Class 2
Shares sold	72,816	61,533	$1,281,455	$874,564
Reinvestment of distributions	44,203	58,257	757,309	780,644
Shares redeemed	(196,947)	(201,448)	(3,530,373)	(2,867,656)
Net increase (decrease)	(79,928)	(81,658)	$(1,491,609)	$(1,212,448)
Investor Class
Shares sold	1,057,335	996,933	$19,772,771	$15,051,000
Reinvestment of distributions	517,330	588,430	9,330,701	8,273,438
Shares redeemed	(1,209,906)	(941,647)	(22,984,674)	(13,954,928)
Net increase (decrease)	364,759	643,716	$6,118,798	$9,369,510
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Dynamic Capital Appreciation Portfolio	93
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Dynamic Capital Appreciation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $42,326,474, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $47,777 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 93% and 62%; Service Class designates 100% and 67%; Service Class 2 designates 100% and 75%; and Investor Class designates 100% and 66%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	19,815,631,510.17	96.35
Withheld	749,708,334.02	3.65
TOTAL	20,565,339,844.19	100.00
Robert A. Lawrence
Affirmative	19,766,714,617.58	96.12
Withheld	798,625,226.62	3.88
TOTAL	20,565,339,844.19	100.00
Vijay C. Advani
Affirmative	19,788,320,252.27	96.22
Withheld	777,019,591.92	3.78
TOTAL	20,565,339,844.19	100.00
Thomas P. Bostick
Affirmative	19,780,566,370.66	96.18
Withheld	784,773,473.53	3.82
TOTAL	20,565,339,844.19	100.00
Donald F. Donahue
Affirmative	19,723,882,404.02	95.91
Withheld	841,457,440.18	4.09
TOTAL	20,565,339,844.19	100.00
Vicki L. Fuller
Affirmative	19,823,019,040.62	96.39
Withheld	742,320,803.57	3.61
TOTAL	20,565,339,844.19	100.00
Patricia L. Kampling
Affirmative	19,837,563,936.04	96.46
Withheld	727,775,908.15	3.54
TOTAL	20,565,339,844.19	100.00
Thomas A. Kennedy
Affirmative	19,789,564,999.11	96.23
Withheld	775,774,845.08	3.77
TOTAL	20,565,339,844.19	100.00
Oscar Munoz
Affirmative	19,772,385,801.51	96.14
Withheld	792,954,042.68	3.86
TOTAL	20,565,339,844.19	100.00
Karen B. Peetz
Affirmative	19,804,495,604.67	96.30
Withheld	760,844,239.52	3.70
TOTAL	20,565,339,844.19	100.00
David M. Thomas
Affirmative	19,717,117,994.71	95.88
Withheld	848,221,849.48	4.12
TOTAL	20,565,339,844.19	100.00
Susan Tomasky
Affirmative	19,783,626,171.89	96.20
Withheld	781,713,672.31	3.80
TOTAL	20,565,339,844.19	100.00
Michael E. Wiley
Affirmative	19,728,139,900.50	95.93
Withheld	837,199,943.69	4.07
TOTAL	20,565,339,844.19	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.751799.124
VIPDCA-ANN-0325
Fidelity® Variable Insurance Products:

VIP Growth Opportunities Portfolio

Annual Report
December 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
VIP Growth Opportunities Portfolio
Consolidated Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
AUSTRALIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Canva Inc Class A (b)(c)	496	634,925
CANADA - 0.5%
Information Technology - 0.5%
IT Services - 0.5%
Shopify Inc Class A (United States) (d)	172,400	18,331,292
CHINA - 1.0%
Information Technology - 1.0%
Semiconductors & Semiconductor Equipment - 1.0%
NXP Semiconductors NV	177,677	36,930,164
DENMARK - 0.2%
Health Care - 0.2%
Biotechnology - 0.1%
Ascendis Pharma A/S ADR (d)	16,125	2,219,929
Pharmaceuticals - 0.1%
Novo Nordisk A/S Series B	60,700	5,237,307
TOTAL DENMARK		7,457,236
GERMANY - 0.4%
Information Technology - 0.4%
Software - 0.4%
SAP SE	68,800	16,923,031
INDIA - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Lenskart Solutions Pvt Ltd (b)(c)(d)	461,230	1,393,259
Information Technology - 0.0%
Software - 0.0%
Pine Labs Pvt Ltd (b)(c)(d)	2,299	977,948
TOTAL INDIA		2,371,207
IRELAND - 0.2%
Financials - 0.2%
Financial Services - 0.2%
Circle Internet Financial LLC (b)	214,805	6,506,443
Circle Internet Financial LLC (b)	20,489	620,612

TOTAL IRELAND		7,127,055
ISRAEL - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Xsight Labs Ltd warrants 1/11/2034 (b)(c)(d)	8,155	22,997
Xsight Labs Ltd warrants 12/30/2031 (b)(c)(d)	11,726	18,292

TOTAL ISRAEL		41,289
NETHERLANDS - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Argenx SE ADR (d)	15,331	9,428,565
SINGAPORE - 1.4%
Communication Services - 1.4%
Entertainment - 1.4%
Sea Ltd Class A ADR (d)	511,988	54,321,927
TAIWAN - 1.6%
Information Technology - 1.6%
Semiconductors & Semiconductor Equipment - 1.6%
Taiwan Semiconductor Manufacturing Co Ltd ADR	310,000	61,221,900
UNITED KINGDOM - 0.2%
Financials - 0.1%
Banks - 0.1%
Starling Bank Ltd Class D (b)(c)(d)	1,101,900	3,490,056
Industrials - 0.1%
Aerospace & Defense - 0.1%
Rolls-Royce Holdings PLC ADR (d)(e)	582,600	4,144,791
TOTAL UNITED KINGDOM		7,634,847
UNITED STATES - 92.2%
Communication Services - 19.5%
Entertainment - 5.3%
Netflix Inc (d)	82,000	73,088,240
ROBLOX Corp Class A (d)	140,200	8,111,972
Roku Inc Class A (d)	1,653,964	122,955,684
		204,155,896
Interactive Media & Services - 12.7%
Alphabet Inc Class A	350,920	66,429,156
Alphabet Inc Class C	891,460	169,769,642
Epic Games Inc (b)(c)(d)	8,216	5,574,638
Meta Platforms Inc Class A	408,179	238,992,887
Reddit Inc Class A	62,400	10,198,656
		490,964,979
Media - 0.0%
Trade Desk Inc (The) Class A (d)	11,600	1,363,348
Wireless Telecommunication Services - 1.5%
T-Mobile US Inc	270,888	59,793,108
Consumer Discretionary - 12.3%
Automobiles - 2.5%
General Motors Co	60,200	3,206,854
Neutron Holdings Inc (b)(c)(d)	106,587	5,809
Rad Power Bikes Inc (b)(c)(d)	56,834	11,935
Rad Power Bikes Inc warrants 10/6/2033 (b)(c)(d)	69,642	36,214
Rivian Automotive Inc Class A (d)	3,500	46,550
Tesla Inc (d)	229,375	92,630,800
		95,938,162
Broadline Retail - 5.6%
Amazon.com Inc (d)	987,260	216,594,971
Hotels, Restaurants & Leisure - 1.3%
Chipotle Mexican Grill Inc (d)	114,500	6,904,350
Domino's Pizza Inc	8,100	3,400,056
Hilton Worldwide Holdings Inc	60,300	14,903,748
Sonder Holdings Inc Stage 1 rights (b)(d)	2,658	0
Sonder Holdings Inc Stage 2 rights (b)(d)	2,658	0
Sonder Holdings Inc Stage 3 rights (b)(d)	2,657	0
Sonder Holdings Inc Stage 4 rights (b)(d)	2,657	0
Sonder Holdings Inc Stage 5 rights (b)(d)	2,657	0
Sonder Holdings Inc Stage 5 rights (b)(d)	2,657	0
Starbucks Corp	275,000	25,093,750
		50,301,904
Specialty Retail - 2.9%
Carvana Co Class A (d)	229,400	46,650,784
Floor & Decor Holdings Inc Class A (d)(e)	167,100	16,659,870
Lowe's Cos Inc	144,500	35,662,600
Wayfair Inc Class A (d)	70,874	3,141,136
Williams-Sonoma Inc	64,000	11,851,520
		113,965,910
Textiles, Apparel & Luxury Goods - 0.0%
Bombas LLC (b)(c)	745,906	1,954,274
TOTAL CONSUMER DISCRETIONARY		478,755,221

Consumer Staples - 1.2%
Consumer Staples Distribution & Retail - 1.1%
BJ's Wholesale Club Holdings Inc (d)	337,800	30,182,430
Walmart Inc	145,100	13,109,785
		43,292,215
Food Products - 0.0%
Bowery Farming Inc (b)(d)	88,303	1
Bowery Farming Inc warrants (b)(c)(d)	31,026	0
		1
Tobacco - 0.1%
JUUL Labs Inc Class A (b)(c)(d)	2,980,637	3,010,443
JUUL Labs Inc Class B (b)(c)(d)	560	566
		3,011,009
TOTAL CONSUMER STAPLES		46,303,225

Financials - 6.7%
Capital Markets - 1.8%
Blue Owl Capital Inc Class A	573,600	13,341,936
Coinbase Global Inc Class A (d)	130,300	32,353,490
LPL Financial Holdings Inc	73,200	23,900,532
		69,595,958
Financial Services - 4.9%
Apollo Global Management Inc	231,400	38,218,024
Block Inc Class A (d)	227,000	19,292,730
Fiserv Inc (d)	194,400	39,933,648
Mastercard Inc Class A	15,100	7,951,207
Visa Inc Class A	269,933	85,309,625
		190,705,234
Insurance - 0.0%
Progressive Corp/The	1,600	383,376
TOTAL FINANCIALS		260,684,568

Health Care - 4.3%
Biotechnology - 0.8%
AbbVie Inc	1,800	319,860
Alnylam Pharmaceuticals Inc (d)	21,951	5,165,290
Cytokinetics Inc (d)	159,900	7,521,696
Nuvalent Inc Class A (d)	56,384	4,413,740
Vaxcyte Inc (d)	167,004	13,670,947
Viking Therapeutics Inc (d)	37,900	1,525,096
		32,616,629
Health Care Equipment & Supplies - 1.2%
Blink Health LLC Class A1 (b)(c)(d)	11,090	380,276
Boston Scientific Corp (d)	503,592	44,980,838
		45,361,114
Pharmaceuticals - 2.3%
Eli Lilly & Co	102,500	79,130,000
Merck & Co Inc	65,500	6,515,940
Structure Therapeutics Inc ADR (d)	40,700	1,103,784
		86,749,724
TOTAL HEALTH CARE		164,727,467

Industrials - 3.5%
Aerospace & Defense - 0.7%
Axon Enterprise Inc (d)	18,500	10,994,920
GE Aerospace	32,000	5,337,280
Howmet Aerospace Inc	7,400	809,338
Space Exploration Technologies Corp (b)(c)(d)	21,965	4,063,525
Space Exploration Technologies Corp Class C (b)(c)(d)	2,403	444,555
TransDigm Group Inc	3,100	3,928,568
		25,578,186
Building Products - 2.0%
Builders FirstSource Inc (d)	545,200	77,925,436
Commercial Services & Supplies - 0.2%
ACV Auctions Inc Class A (d)	496,400	10,722,240
Ground Transportation - 0.6%
Uber Technologies Inc (d)	370,493	22,348,138
Machinery - 0.0%
Symbotic Inc Class A (d)(e)	36,300	860,673
TOTAL INDUSTRIALS		137,434,673

Information Technology - 43.5%
Communications Equipment - 0.7%
Arista Networks Inc	241,400	26,681,942
Electronic Equipment, Instruments & Components - 1.6%
Flex Ltd (d)	1,626,452	62,439,492
IT Services - 0.4%
MongoDB Inc Class A (d)	73,500	17,111,535
Semiconductors & Semiconductor Equipment - 21.7%
Advanced Micro Devices Inc (d)	306,600	37,034,214
Analog Devices Inc	1,500	318,690
ARM Holdings PLC ADR (d)	300	37,008
Astera Labs Inc (d)	44,000	5,827,800
Broadcom Inc	800,600	185,611,104
Credo Technology Group Holding Ltd (d)	6,079	408,570
Marvell Technology Inc	531,170	58,667,727
Micron Technology Inc	211,400	17,791,424
NVIDIA Corp	3,716,620	499,104,900
ON Semiconductor Corp (d)	598,839	37,756,799
		842,558,236
Software - 12.4%
AppLovin Corp Class A (d)	172,800	55,957,824
Cadence Design Systems Inc (d)	2,000	600,920
Coreweave Inc Class A (b)(c)	2,923	2,747,182
Datadog Inc Class A (d)	132,300	18,904,347
HubSpot Inc (d)	14,493	10,098,288
Informatica Inc Class A (d)	79,000	2,048,470
Microsoft Corp	752,744	317,281,596
Monday.com Ltd (d)	2,900	682,776
OpenAI Global LLC rights (b)(c)(d)	632,919	632,919
Oracle Corp	239,800	39,960,272
Palantir Technologies Inc Class A (d)	11,000	831,930
Samsara Inc Class A (d)	88,400	3,862,196
Servicenow Inc (d)	24,618	26,098,034
Stripe Inc Class B (b)(c)(d)	10,400	286,103
Synopsys Inc (d)	2,100	1,019,256
Zscaler Inc (d)	4,100	739,681
		481,751,794
Technology Hardware, Storage & Peripherals - 6.7%
Apple Inc	856,404	214,460,690
Dell Technologies Inc Class C	394,500	45,462,180
Western Digital Corp (d)	4,500	268,335
		260,191,205
TOTAL INFORMATION TECHNOLOGY		1,690,734,204

Materials - 0.2%
Construction Materials - 0.2%
Martin Marietta Materials Inc	15,600	8,057,400
Utilities - 1.0%
Electric Utilities - 1.0%
Constellation Energy Corp	159,100	35,592,261
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp	11,600	1,599,292
TOTAL UTILITIES		37,191,553

TOTAL UNITED STATES		3,580,165,642
TOTAL COMMON STOCKS (Cost $1,803,636,077)		3,802,589,080

Convertible Corporate Bonds - 0.1%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.1%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Neutron Holdings Inc 4% 5/22/2027 (b)(c)	130,700	314,778
Neutron Holdings Inc 4% 6/12/2027 (b)(c)	35,600	85,739
Neutron Holdings Inc 7.5% 10/29/2026 (b)(c)(f)	1,852,540	2,223,604
		2,624,121
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp 10% 5/12/2025 (b)(c)	18,211	18,449
TOTAL UNITED STATES		2,642,570
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,037,051)		2,642,570

Convertible Preferred Stocks - 2.1%
	Shares	Value ($)
CHINA - 0.1%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd Series E1 (b)(c)(d)	17,456	4,323,153
FINLAND - 0.0%
Health Care - 0.0%
Health Care Technology - 0.0%
Oura Health Oy (b)(c)	49,381	1,268,598
INDIA - 0.2%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Meesho Series D2 (b)(c)	10,521	578,339
Meesho Series E (b)(c)	1,752	96,307
Meesho Series E1 (b)(c)	2,354	129,399
Meesho Series F (b)(c)(d)	33,827	1,891,945
		2,695,990
Information Technology - 0.1%
Software - 0.1%
Pine Labs Pvt Ltd Series 1 (b)(c)(d)	5,494	2,337,038
Pine Labs Pvt Ltd Series A (b)(c)(d)	1,373	584,047
Pine Labs Pvt Ltd Series B (b)(c)(d)	1,494	635,518
Pine Labs Pvt Ltd Series B2 (b)(c)(d)	1,208	513,859
Pine Labs Pvt Ltd Series C (b)(c)(d)	2,247	955,829
Pine Labs Pvt Ltd Series C1 (b)(c)(d)	473	201,204
Pine Labs Pvt Ltd Series D (b)(c)(d)	506	215,242
		5,442,737
TOTAL INDIA		8,138,727
ISRAEL - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Xsight Labs Ltd Series D (b)(c)(d)	74,300	468,833
Xsight Labs Ltd Series E (b)(c)	58,630	450,278
Xsight Labs Ltd Series E1 (b)(c)	27,183	248,181

TOTAL ISRAEL		1,167,292
UNITED STATES - 1.8%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Neutron Holdings Inc Series 1C (b)(c)(d)	1,673,000	91,179
Rad Power Bikes Inc Series A (b)(c)(d)	7,410	1,555
Rad Power Bikes Inc Series C (b)(c)(d)	29,156	16,619
Rad Power Bikes Inc Series D (b)(c)(d)	54,800	52,060
Waymo LLC (b)(c)	16,241	1,260,789
Waymo LLC Series A2 (b)(c)(d)	7,496	477,945
		1,900,147
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands Inc Series G (b)(c)(d)	10,300	346,801
Tobacco - 0.0%
JUUL Labs Inc Series C (b)(c)(d)	131,549	132,865
JUUL Labs Inc Series D (b)(c)(d)	741	748
		133,613
Financials - 0.0%
Financial Services - 0.0%
Tenstorrent Holdings Inc Series C1 (b)(c)(d)	9,073	673,035
Tenstorrent Holdings Inc Series D1 (b)(c)	5,400	425,790
		1,098,825
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Series C (b)(c)(d)	40,445	1,386,860
Blink Health LLC Series D (b)(c)	8,446	289,613
		1,676,473
Health Care Providers & Services - 0.0%
Thriveworks Topco LLC (b)(c)(d)(g)	105,185	476,487
Health Care Technology - 0.0%
Aledade Inc Series E1 (b)(c)(d)	19,932	741,470
TOTAL HEALTH CARE		2,894,430

Industrials - 1.0%
Aerospace & Defense - 0.7%
Anduril Industries Inc (b)(c)	87,824	2,200,869
Relativity Space Inc Series E (b)(c)(d)	149,903	140,909
Space Exploration Technologies Corp Series I (b)(c)(d)	3,941	7,290,850
Space Exploration Technologies Corp Series N (b)(c)(d)	8,100	14,985,001
		24,617,629
Air Freight & Logistics - 0.0%
Zipline International Inc Series G (b)(c)	30,114	1,263,282
Construction & Engineering - 0.3%
Beta Technologies Inc Series A (b)(c)(d)	64,780	7,405,002
Beta Technologies Inc Series C, 6% (b)(c)	5,300	612,574
		8,017,576
TOTAL INDUSTRIALS		33,898,487

Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.1%
Cellink Corp Series D (b)(c)(d)	49,900	279,440
Enevate Corp Series E (b)(c)(d)	1,172,546	644,900
Vast Data Ltd Series A (b)(c)(d)	8,394	180,723
Vast Data Ltd Series A1 (b)(c)(d)	20,660	444,810
Vast Data Ltd Series A2 (b)(c)(d)	23,765	511,660
Vast Data Ltd Series B (b)(c)(d)	18,910	407,132
Vast Data Ltd Series C (b)(c)(d)	552	11,885
Vast Data Ltd Series E (b)(c)(d)	18,070	389,047
		2,869,597
IT Services - 0.0%
Gupshup Inc (b)(c)(d)	70,900	562,237
Yanka Industries Inc Series E (b)(c)(d)	53,172	175,468
Yanka Industries Inc Series F (b)(c)(d)	55,568	297,844
		1,035,549
Semiconductors & Semiconductor Equipment - 0.0%
SiMa Technologies Inc Series B (b)(c)(d)	171,100	1,038,577
SiMa Technologies Inc Series B1 (b)(c)(d)	24,426	174,157
		1,212,734
Software - 0.5%
Anthropic PBC Series D (b)(c)	10,536	394,468
Coreweave Inc Series C (b)(c)	101	106,402
Crusoe Energy Systems LLC (b)(c)	43,571	1,270,966
Databricks Inc (b)(c)	3,309	306,083
Databricks Inc Series G (b)(c)(d)	27,000	2,497,500
Databricks Inc Series I (b)(c)(d)	382	35,335
Lyte Ai Inc (b)(c)	45,500	601,055
MOLOCO Inc Series A (b)(c)(d)	41,187	2,689,511
Mountain Digital Inc Series D (b)(c)(d)	118,780	2,040,640
Runway AI Inc (b)(c)	11,673	1,336,559
Stripe Inc Series H (b)(c)(d)	24,195	665,604
xAI Corp Series B (b)(c)	161,864	3,504,357
xAI Corp Series C (b)(c)	88,054	1,906,369
		17,354,849
TOTAL INFORMATION TECHNOLOGY		22,472,729

Materials - 0.1%
Metals & Mining - 0.1%
Diamond Foundry Inc Series C (b)(c)(d)	99,028	2,690,591
TOTAL UNITED STATES		65,435,623
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $66,366,856)		80,333,393

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Rad Power Bikes Inc 8% 12/31/2025 (b)(c)	69,642	90,875
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp 6% (b)(c)(h)	65,163	57,472
Semiconductors & Semiconductor Equipment - 0.0%
SiMa Technologies Inc 10% 12/31/2027 (b)(c)	186,349	190,987
TOTAL INFORMATION TECHNOLOGY		248,459

TOTAL UNITED STATES		339,334
TOTAL PREFERRED SECURITIES (Cost $321,154)		339,334

Money Market Funds - 0.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (i)	4.36	4,817,230	4,818,193
Fidelity Securities Lending Cash Central Fund (i)(j)	4.35	8,474,469	8,475,317
TOTAL MONEY MARKET FUNDS (Cost $13,293,510)			13,293,510

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $1,885,654,648)	3,899,197,887
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(13,812,432)
NET ASSETS - 100.0%	3,885,385,455

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $109,001,213 or 2.8% of net assets.

(d)	Non-income producing
(e)	Security or a portion of the security is on loan at period end.
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade Inc Series E1	5/20/22	992,901

Anduril Industries Inc	8/07/24	1,908,995

Anthropic PBC Series D	5/31/24	316,127

Beta Technologies Inc Series A	4/09/21	4,746,431

Beta Technologies Inc Series C, 6%	10/24/24	606,691

Blink Health LLC Class A1	12/30/20 - 6/17/24	318,415

Blink Health LLC Series C	11/07/19 - 7/14/21	1,544,028

Blink Health LLC Series D	6/17/24 - 6/25/24	354,732

Bombas LLC	2/16/21 - 11/12/21	3,539,531

Bowery Farming Inc warrants	10/25/23	0

ByteDance Ltd Series E1	11/18/20	1,912,727

Canva Inc Class A	12/23/24	634,925

Cellink Corp Series D	1/20/22	1,039,113

Coreweave Inc Class A	11/29/23 - 10/03/24	1,753,691

Coreweave Inc Series C	5/17/24	78,684

Crusoe Energy Systems LLC	12/10/24	1,271,046

Databricks Inc	12/17/24	306,083

Databricks Inc Series G	2/01/21	1,596,311

Databricks Inc Series I	9/14/23	28,077

Diamond Foundry Inc Series C	3/15/21	2,376,672

Enevate Corp 10% 5/12/2025	11/12/24	18,211

Enevate Corp 6%	11/02/23 - 10/31/24	65,163

Enevate Corp Series E	1/29/21	1,299,984

Epic Games Inc	7/13/20 - 3/29/21	6,646,200

GoBrands Inc Series G	3/02/21	2,572,088

Gupshup Inc	6/08/21	1,621,143

JUUL Labs Inc Class A	2/23/24	3,025,257

JUUL Labs Inc Class B	11/21/17	0

JUUL Labs Inc Series C	5/22/15	0

JUUL Labs Inc Series D	6/25/18	0

Lenskart Solutions Pvt Ltd	4/30/24	1,271,063

Lyte Ai Inc	8/13/24	577,218

Meesho Series D2	7/15/24	589,176

Meesho Series E	7/15/24	98,112

Meesho Series E1	4/18/24	131,824

Meesho Series F	9/21/21 - 7/15/24	2,559,960

MOLOCO Inc Series A	6/26/23	2,471,220

Mountain Digital Inc Series D	11/05/21	2,727,818

Neutron Holdings Inc	2/04/21	1,066

Neutron Holdings Inc 4% 5/22/2027	6/04/20	130,700

Neutron Holdings Inc 4% 6/12/2027	6/12/20	35,600

Neutron Holdings Inc 7.5% 10/29/2026	10/29/21 - 10/27/24	1,852,540

Neutron Holdings Inc Series 1C	7/03/18	305,891

OpenAI Global LLC rights	9/30/24	632,919

Oura Health Oy	12/18/24	1,268,598

Pine Labs Pvt Ltd	6/30/21	857,205

Pine Labs Pvt Ltd Series 1	6/30/21	2,048,493

Pine Labs Pvt Ltd Series A	6/30/21	511,937

Pine Labs Pvt Ltd Series B	6/30/21	557,053

Pine Labs Pvt Ltd Series B2	6/30/21	450,415

Pine Labs Pvt Ltd Series C	6/30/21	837,816

Pine Labs Pvt Ltd Series C1	6/30/21	176,363

Pine Labs Pvt Ltd Series D	6/30/21	188,667

Rad Power Bikes Inc	1/21/21	274,158

Rad Power Bikes Inc 8% 12/31/2025	10/06/23	69,642

Rad Power Bikes Inc Series A	1/21/21	35,745

Rad Power Bikes Inc Series C	1/21/21	140,644

Rad Power Bikes Inc Series D	9/17/21	525,192

Rad Power Bikes Inc warrants 10/6/2033	10/06/23	0

Relativity Space Inc Series E	5/27/21	3,423,050

Runway AI Inc	9/06/24	1,265,561

SiMa Technologies Inc 10% 12/31/2027	4/08/24 - 10/05/24	186,349

SiMa Technologies Inc Series B	5/10/21	877,298

SiMa Technologies Inc Series B1	4/25/22 - 10/17/22	173,202

Space Exploration Technologies Corp	2/16/21 - 8/30/24	1,550,067

Space Exploration Technologies Corp Class C	7/01/24	269,136

Space Exploration Technologies Corp Series I	4/05/18	666,029

Space Exploration Technologies Corp Series N	8/04/20	2,187,000

Starling Bank Ltd Class D	6/18/21 - 4/05/22	2,084,120

Stripe Inc Class B	5/18/21	417,335

Stripe Inc Series H	3/15/21 - 5/25/23	970,824

Tenstorrent Holdings Inc Series C1	4/23/21	539,435

Tenstorrent Holdings Inc Series D1	7/16/24	425,663

Thriveworks Topco LLC	7/23/21 - 2/25/22	3,019,147

Vast Data Ltd Series A	11/28/23	92,334

Vast Data Ltd Series A1	11/28/23	227,260

Vast Data Ltd Series A2	11/28/23	261,415

Vast Data Ltd Series B	11/28/23	208,010

Vast Data Ltd Series C	11/28/23	6,072

Vast Data Ltd Series E	11/28/23	397,540

Waymo LLC	10/18/24	1,270,067

Waymo LLC Series A2	5/08/20	643,661

xAI Corp Series B	5/13/24	1,937,512

xAI Corp Series C	11/22/24	1,906,369

Xsight Labs Ltd Series D	2/16/21	594,103

Xsight Labs Ltd Series E	11/04/24 - 12/30/24	469,043

Xsight Labs Ltd Series E1	1/11/24	217,355

Xsight Labs Ltd warrants 1/11/2034	1/11/24	0

Xsight Labs Ltd warrants 12/30/2031	11/04/24 - 12/30/24	0

Yanka Industries Inc Series E	5/15/20	642,275

Yanka Industries Inc Series F	4/08/21	1,771,330

Zipline International Inc Series G	6/07/24	1,263,171

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,444,574	558,003,433	555,630,217	393,231	403	-	4,818,193	4,817,230	0.0%
Fidelity Securities Lending Cash Central Fund	42,472,395	591,777,134	625,774,212	49,788	-	-	8,475,317	8,474,469	0.0%
Total	44,916,969	1,149,780,567	1,181,404,429	443,019	403	-	13,293,510	13,291,699

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	810,599,258	805,024,620	-	5,574,638
Consumer Discretionary	480,148,480	476,746,989	-	3,401,491
Consumer Staples	46,303,225	43,292,215	-	3,011,010
Financials	271,301,679	260,684,568	-	10,617,111
Health Care	181,613,268	175,995,685	5,237,307	380,276
Industrials	141,579,464	137,071,384	-	4,508,080
Information Technology	1,825,794,753	1,803,551,356	16,923,031	5,320,366
Materials	8,057,400	8,057,400	-	-
Utilities	37,191,553	37,191,553	-	-

Convertible Corporate Bonds
Consumer Discretionary	2,624,121	-	-	2,624,121
Information Technology	18,449	-	-	18,449

Convertible Preferred Stocks
Communication Services	4,323,153	-	-	4,323,153
Consumer Discretionary	4,596,137	-	-	4,596,137
Consumer Staples	480,414	-	-	480,414
Financials	1,098,825	-	-	1,098,825
Health Care	4,163,028	-	-	4,163,028
Industrials	33,898,487	-	-	33,898,487
Information Technology	29,082,758	-	-	29,082,758
Materials	2,690,591	-	-	2,690,591

Preferred Securities
Consumer Discretionary	90,875	-	-	90,875
Information Technology	248,459	-	-	248,459

Money Market Funds	13,293,510	13,293,510	-	-
Total Investments in Securities:	3,899,197,887	3,760,909,280	22,160,338	116,128,269
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.

Investments in Securities:
Beginning Balance	$77,291,947
Net Realized Gain (Loss) on Investment Securities	(2,985,316)
Net Unrealized Gain (Loss) on Investment Securities	16,817,728
Cost of Purchases	25,026,262
Proceeds of Sales	(22,352)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$116,128,269
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2024	$13,904,531

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value (including securities loaned of $8,243,945) - See accompanying schedule:
Unaffiliated issuers (cost $1,872,361,138)	$3,885,904,377
Fidelity Central Funds (cost $13,293,510)	13,293,510

Total Investment in Securities (cost $1,885,654,648)		$3,899,197,887
Cash		2,007
Receivable for fund shares sold		1,243,885
Dividends receivable		575,044
Interest receivable		55,030
Distributions receivable from Fidelity Central Funds		36,474
Prepaid expenses		3,138
Other receivables		35,518
Total assets		3,901,148,983
Liabilities
Payable for fund shares redeemed	$4,821,597
Accrued management fee	1,950,695
Distribution and service plan fees payable	382,235
Other payables and accrued expenses	140,901
Collateral on securities loaned	8,468,100
Total liabilities		15,763,528
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$3,885,385,455
Net Assets consist of:
Paid in capital		$1,829,604,933
Total accumulated earnings (loss)		2,055,780,522
Net Assets		$3,885,385,455

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($692,265,746 ÷ 8,340,193 shares)		$83.00
Service Class :
Net Asset Value, offering price and redemption price per share ($171,526,220 ÷ 2,078,706 shares)		$82.52
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($1,701,707,422 ÷ 21,180,097 shares)		$80.34
Investor Class :
Net Asset Value, offering price and redemption price per share ($1,319,886,067 ÷ 16,101,150 shares)		$81.97
Consolidated Statement of Operations
Year ended December 31, 2024
Investment Income
Dividends		$13,325,847
Interest		112,900
Income from Fidelity Central Funds (including $49,788 from security lending)		443,019
Total income		13,881,766
Expenses
Management fee	$19,879,557
Transfer agent fees	444,489
Distribution and service plan fees	3,939,023
Accounting fees	130,121
Custodian fees and expenses	76,046
Independent trustees' fees and expenses	14,365
Audit fees	74,310
Legal	15,052
Interest	1,410
Miscellaneous	62,517
Total expenses before reductions	24,636,890
Expense reductions	(130,606)
Total expenses after reductions		24,506,284
Net Investment income (loss)		(10,624,518)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	337,509,009
Fidelity Central Funds	403
Foreign currency transactions	55,991
Total net realized gain (loss)		337,565,403
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $36,766)	766,916,304
Assets and liabilities in foreign currencies	(11,119)
Total change in net unrealized appreciation (depreciation)		766,905,185
Net gain (loss)		1,104,470,588
Net increase (decrease) in net assets resulting from operations		$1,093,846,070
Consolidated Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(10,624,518)	$(7,269,831)
Net realized gain (loss)	337,565,403	(28,167,594)
Change in net unrealized appreciation (depreciation)	766,905,185	923,299,983
Net increase (decrease) in net assets resulting from operations	1,093,846,070	887,862,558
Share transactions - net increase (decrease)	(68,752,435)	65,811,471
Total increase (decrease) in net assets	1,025,093,635	953,674,029

Net Assets
Beginning of period	2,860,291,820	1,906,617,791
End of period	$3,885,385,455	$2,860,291,820

Consolidated Financial Highlights
VIP Growth Opportunities Portfolio Initial Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$59.76	$41.03	$79.25	$77.54	$48.86
Income from Investment Operations
Net investment income (loss) A,B	(.13)	(.08)	(.02)	(.24)	(.06)
Net realized and unrealized gain (loss)	23.37	18.81	(27.11)	9.38	32.11
Total from investment operations	23.24	18.73	(27.13)	9.14	32.05
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	(11.09)	(7.43)	(3.36)
Total distributions	-	-	(11.09)	(7.43)	(3.37)
Net asset value, end of period	$83.00	$59.76	$41.03	$79.25	$77.54
Total Return C,D	38.89%	45.65%	(38.15)%	11.94%	68.66%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.58%	.62%	.62%	.62%	.64%
Expenses net of fee waivers, if any	.58%	.61%	.62%	.62%	.64%
Expenses net of all reductions	.58%	.61%	.62%	.62%	.63%
Net investment income (loss)	(.17)%	(.16)%	(.05)%	(.30)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$692,266	$486,947	$256,757	$471,980	$470,897
Portfolio turnover rate G	58%	54%	68%	82%	65%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Growth Opportunities Portfolio Service Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$59.47	$40.87	$79.06	$77.37	$48.77
Income from Investment Operations
Net investment income (loss) A,B	(.20)	(.13)	(.07)	(.32)	(.12)
Net realized and unrealized gain (loss)	23.25	18.73	(27.03)	9.35	32.04
Total from investment operations	23.05	18.60	(27.10)	9.03	31.92
Distributions from net investment income	-	-	-	-	- C
Distributions from net realized gain	-	-	(11.09)	(7.34)	(3.31)
Total distributions	-	-	(11.09)	(7.34)	(3.32) D
Net asset value, end of period	$82.52	$59.47	$40.87	$79.06	$77.37
Total Return E,F	38.76%	45.51%	(38.21)%	11.83%	68.49%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.68%	.72%	.72%	.72%	.74%
Expenses net of fee waivers, if any	.67%	.71%	.72%	.72%	.74%
Expenses net of all reductions	.67%	.71%	.72%	.72%	.73%
Net investment income (loss)	(.27)%	(.26)%	(.15)%	(.40)%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$171,526	$127,432	$94,433	$157,797	$163,452
Portfolio turnover rate I	58%	54%	68%	82%	65%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Growth Opportunities Portfolio Service Class 2

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$57.99	$39.91	$77.62	$76.08	$48.05
Income from Investment Operations
Net investment income (loss) A,B	(.29)	(.20)	(.14)	(.44)	(.20)
Net realized and unrealized gain (loss)	22.64	18.28	(26.48)	9.22	31.50
Total from investment operations	22.35	18.08	(26.62)	8.78	31.30
Distributions from net realized gain	-	-	(11.09)	(7.24)	(3.27)
Total distributions	-	-	(11.09)	(7.24)	(3.27)
Net asset value, end of period	$80.34	$57.99	$39.91	$77.62	$76.08
Total Return C,D	38.54%	45.30%	(38.32)%	11.68%	68.21%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.83%	.87%	.87%	.87%	.88%
Expenses net of fee waivers, if any	.82%	.86%	.87%	.87%	.88%
Expenses net of all reductions	.82%	.86%	.87%	.87%	.88%
Net investment income (loss)	(.42)%	(.41)%	(.30)%	(.55)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,701,707	$1,260,467	$868,129	$1,304,134	$1,079,778
Portfolio turnover rate G	58%	54%	68%	82%	65%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Growth Opportunities Portfolio Investor Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$59.07	$40.58	$78.58	$76.94	$48.52
Income from Investment Operations
Net investment income (loss) A,B	(.17)	(.12)	(.06)	(.30)	(.10)
Net realized and unrealized gain (loss)	23.07	18.61	(26.85)	9.31	31.86
Total from investment operations	22.90	18.49	(26.91)	9.01	31.76
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	(11.09)	(7.37)	(3.33)
Total distributions	-	-	(11.09)	(7.37)	(3.34)
Net asset value, end of period	$81.97	$59.07	$40.58	$78.58	$76.94
Total Return C,D	38.77%	45.56%	(38.20)%	11.87%	68.52%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.65%	.70%	.70%	.70%	.71%
Expenses net of fee waivers, if any	.65%	.69%	.70%	.70%	.71%
Expenses net of all reductions	.65%	.69%	.70%	.70%	.71%
Net investment income (loss)	(.24)%	(.24)%	(.12)%	(.38)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,319,886	$985,446	$687,300	$1,362,435	$1,251,032
Portfolio turnover rate G	58%	54%	68%	82%	65%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Consolidated Financial Statements

For the period ended December 31, 2024

1. Organization.
VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Common Stocks	$32,812,972	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5 - 19.1 / 8.0	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	21.5 - 33.4 / 26.1	Increase
			Enterprise value/Net income multiple (EV/NI)	14.0	Increase
		Market approach	Transaction price	$8.00	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.3% - 4.4% / 4.3%	Increase
			Term	1.0 - 3.0 / 2.5	Increase
			Volatility	60.0% - 100.0% / 64.6%	Increase
Convertible Corporate Bonds	$2,642,570	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.8	Increase
			Discount rate	29.2%	Decrease
			Probability rate	10.0% - 75.0% / 33.3%	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	21.7%	Decrease
			Probability rate	0.0% - 60.0% / 25.0%	Increase
		Black scholes	Discount rate	4.3% - 5.0% / 4.3%	Increase
			Term	0.4 - 1.0 / 1.0	Increase
			Volatility	75.0% - 100.0% / 75.2%	Increase
Convertible Preferred Stocks	$80,333,393	Market comparable	Enterprise value/Revenue multiple (EV/R)	0.9 - 61.8 / 15.6	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	33.4	Increase
		Market approach	Transaction price	$1.10 - $78.20 / $31.03	Increase
			Discount rate	60.0%	Decrease
			Premium rate	20.0%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.3% - 4.4% / 4.3%	Increase
			Term	2.0 - 5.0 / 3.0	Increase
			Volatility	50.0% - 100.0% / 72.7%	Increase
Preferred Securities	$339,334	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	35.4% - 37.9% / 37.3%	Decrease
			Probability rate	0.0% - 50.0% / 34.6%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.3% - 5.0% / 4.4%	Increase
			Term	0.1 - 2.1 / 0.9	Increase
			Volatility	50.0% - 100.0% / 61.1%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred an excise tax liability on undistributed net investment income which is included in Miscellaneous expense on the Consolidated Statement of Operations. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,069,793,739
Gross unrealized depreciation	(62,877,630)
Net unrealized appreciation (depreciation)	$2,006,916,109
Tax Cost	$1,892,281,778

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$48,907,242
Net unrealized appreciation (depreciation) on securities and other investments	$2,006,910,047

The tax character of distributions paid was as follows:

	December 31, 2024	December 31, 2023
Total	$-	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
VIP Growth Opportunities Portfolio	Revolute Group Holdings, Ltd.	3,879,678	-
VIP Growth Opportunities Portfolio	Space Exploration Technologies Corp. Class A	13,690	-
VIP Growth Opportunities Portfolio	Space Exploration Technologies Corp. Class C	300,810	-

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
VIP Growth Opportunities Portfolio	476,487.01

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the consolidated notes to financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Opportunities Portfolio	1,967,276,389	2,039,982,076
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.58
Service Class	.58
Service Class 2.58
Investor Class	.66

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Initial Class	.56
Service Class	.56
Service Class 2.56
Investor Class	.64

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$155,208
Service Class 2	3,783,815
$3,939,023

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

	Amount ($)	% of Class-Level Average Net Assets
Initial Class	52,752.0630
Service Class	13,896.0630
Service Class 2	139,339.0630
Investor Class	238,502.1390
	444,489

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Growth Opportunities Portfolio	.0261

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
VIP Growth Opportunities Portfolio	26,840

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
VIP Growth Opportunities Portfolio	Borrower	9,110,000	5.57%	1,410

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Growth Opportunities Portfolio	138,642,571	144,906,626	11,863,932
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.

Amount ($)
VIP Growth Opportunities Portfolio	4,978
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
VIP Growth Opportunities Portfolio	5,286	232	68,759
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $130,606.
9. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2024	Year ended December 31, 2023
VIP Growth Opportunities Portfolio
Initial Class
Shares sold	1,324,892	2,734,097	$94,401,829	$130,903,171
Shares redeemed	(1,132,781)	(843,898)	(80,226,869)	(42,949,143)
Net increase (decrease)	192,111	1,890,199	$14,174,960	$87,954,028
Service Class
Shares sold	617,996	215,317	$44,848,430	$10,938,827
Shares redeemed	(682,072)	(383,143)	(49,176,736)	(19,801,069)
Net increase (decrease)	(64,076)	(167,826)	$(4,328,306)	$(8,862,242)
Service Class 2
Shares sold	3,126,487	3,293,059	$218,220,043	$162,980,099
Shares redeemed	(3,681,358)	(3,307,538)	(260,907,070)	(164,424,617)
Net increase (decrease)	(554,871)	(14,479)	$(42,687,027)	$(1,444,518)
Investor Class
Shares sold	1,131,958	1,312,111	$83,865,692	$66,091,634
Shares redeemed	(1,714,694)	(1,564,824)	(119,777,754)	(77,927,431)
Net increase (decrease)	(582,736)	(252,713)	$(35,912,062)	$(11,835,797)
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Growth Opportunities Portfolio	40%	1	39%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Growth Opportunities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of VIP Growth Opportunities Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $48,907,242, or, if subsequently determined to be different, the net capital gain of such year.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	19,815,631,510.17	96.35
Withheld	749,708,334.02	3.65
TOTAL	20,565,339,844.19	100.00
Robert A. Lawrence
Affirmative	19,766,714,617.58	96.12
Withheld	798,625,226.62	3.88
TOTAL	20,565,339,844.19	100.00
Vijay C. Advani
Affirmative	19,788,320,252.27	96.22
Withheld	777,019,591.92	3.78
TOTAL	20,565,339,844.19	100.00
Thomas P. Bostick
Affirmative	19,780,566,370.66	96.18
Withheld	784,773,473.53	3.82
TOTAL	20,565,339,844.19	100.00
Donald F. Donahue
Affirmative	19,723,882,404.02	95.91
Withheld	841,457,440.18	4.09
TOTAL	20,565,339,844.19	100.00
Vicki L. Fuller
Affirmative	19,823,019,040.62	96.39
Withheld	742,320,803.57	3.61
TOTAL	20,565,339,844.19	100.00
Patricia L. Kampling
Affirmative	19,837,563,936.04	96.46
Withheld	727,775,908.15	3.54
TOTAL	20,565,339,844.19	100.00
Thomas A. Kennedy
Affirmative	19,789,564,999.11	96.23
Withheld	775,774,845.08	3.77
TOTAL	20,565,339,844.19	100.00
Oscar Munoz
Affirmative	19,772,385,801.51	96.14
Withheld	792,954,042.68	3.86
TOTAL	20,565,339,844.19	100.00
Karen B. Peetz
Affirmative	19,804,495,604.67	96.30
Withheld	760,844,239.52	3.70
TOTAL	20,565,339,844.19	100.00
David M. Thomas
Affirmative	19,717,117,994.71	95.88
Withheld	848,221,849.48	4.12
TOTAL	20,565,339,844.19	100.00
Susan Tomasky
Affirmative	19,783,626,171.89	96.20
Withheld	781,713,672.31	3.80
TOTAL	20,565,339,844.19	100.00
Michael E. Wiley
Affirmative	19,728,139,900.50	95.93
Withheld	837,199,943.69	4.07
TOTAL	20,565,339,844.19	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.540209.127
VIPGRO-ANN-0325
Fidelity® Variable Insurance Products:

VIP Growth & Income Portfolio

Annual Report
December 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
VIP Growth & Income Portfolio
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.0%
	Shares	Value ($)
BELGIUM - 0.9%
Health Care - 0.9%
Pharmaceuticals - 0.9%
UCB SA	114,700	22,835,665
CANADA - 1.5%
Energy - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Imperial Oil Ltd	453,400	27,943,029
South Bow Corp	74,200	1,750,923
		29,693,952
Financials - 0.3%
Capital Markets - 0.3%
Brookfield Corp Class A (United States)	127,145	7,304,480
Insurance - 0.0%
Brookfield Wealth Solutions Ltd Class A (United States) (b)	548	31,477
TOTAL FINANCIALS		7,335,957

TOTAL CANADA		37,029,909
FRANCE - 0.8%
Consumer Staples - 0.3%
Beverages - 0.3%
Pernod Ricard SA	61,000	6,887,367
Remy Cointreau SA	9,428	570,334
		7,457,701
Industrials - 0.4%
Aerospace & Defense - 0.4%
Airbus SE	61,600	9,864,070
Information Technology - 0.1%
Software - 0.1%
Dassault Systemes SE	60,400	2,090,077
TOTAL FRANCE		19,411,848
GERMANY - 1.5%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Puma SE	51,502	2,368,103
Information Technology - 1.4%
Software - 1.4%
SAP SE ADR	138,400	34,075,464
TOTAL GERMANY		36,443,567
INDIA - 0.1%
Financials - 0.1%
Banks - 0.1%
HDFC Bank Ltd/Gandhinagar ADR	29,500	1,883,870
ITALY - 0.1%
Consumer Staples - 0.1%
Beverages - 0.1%
Davide Campari-Milano NV (b)	418,000	2,616,019
KOREA (SOUTH) - 0.1%
Information Technology - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Samsung Electronics Co Ltd	73,750	2,621,042
NETHERLANDS - 1.0%
Communication Services - 0.5%
Entertainment - 0.5%
Universal Music Group NV	436,900	11,175,521
Health Care - 0.2%
Health Care Equipment & Supplies - 0.2%
Koninklijke Philips NV depository receipt	242,014	6,127,794
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
ASML Holding NV depository receipt	2,600	1,802,008
BE Semiconductor Industries NV	36,600	5,015,772
		6,817,780
TOTAL NETHERLANDS		24,121,095
PORTUGAL - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Galp Energia SGPS SA	204,100	3,382,892
SPAIN - 0.3%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Cellnex Telecom SA (c)(d)	203,000	6,412,069
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Aena SME SA (c)(d)	1,200	245,372
TOTAL SPAIN		6,657,441
SWITZERLAND - 0.1%
Health Care - 0.1%
Health Care Equipment & Supplies - 0.0%
Sonova Holding AG	690	225,273
Pharmaceuticals - 0.1%
Galderma Group AG (e)	18,810	2,085,878
TOTAL SWITZERLAND		2,311,151
TAIWAN - 0.6%
Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Taiwan Semiconductor Manufacturing Co Ltd ADR	76,100	15,028,989
UNITED KINGDOM - 1.2%
Consumer Staples - 0.5%
Beverages - 0.3%
Diageo PLC ADR	63,000	8,009,190
Tobacco - 0.2%
British American Tobacco PLC ADR	119,500	4,340,240
TOTAL CONSUMER STAPLES		12,349,430

Financials - 0.2%
Capital Markets - 0.2%
3i Group PLC	107,200	4,771,820
Industrials - 0.4%
Professional Services - 0.4%
RELX PLC	220,320	9,982,476
Information Technology - 0.1%
Software - 0.1%
Sage Group PLC/The	209,700	3,341,923
TOTAL UNITED KINGDOM		30,445,649
UNITED STATES - 87.0%
Communication Services - 3.6%
Diversified Telecommunication Services - 0.2%
Verizon Communications Inc	113,880	4,554,061
Entertainment - 0.7%
Walt Disney Co/The	121,100	13,484,485
Warner Music Group Corp Class A	98,600	3,056,600
		16,541,085
Interactive Media & Services - 1.3%
Alphabet Inc Class A	64,200	12,153,060
Alphabet Inc Class C	50,300	9,579,132
Meta Platforms Inc Class A	17,000	9,953,670
		31,685,862
Media - 1.4%
Comcast Corp Class A	907,662	34,064,555
TOTAL COMMUNICATION SERVICES		86,845,563

Consumer Discretionary - 1.9%
Hotels, Restaurants & Leisure - 0.9%
Booking Holdings Inc	545	2,707,789
Churchill Downs Inc	16,400	2,190,056
Domino's Pizza Inc	6,800	2,854,368
Marriott International Inc/MD Class A1	26,800	7,475,592
Starbucks Corp	69,600	6,351,000
		21,578,805
Household Durables - 0.1%
Whirlpool Corp	20,700	2,369,736
Specialty Retail - 0.8%
Lowe's Cos Inc	77,117	19,032,476
Textiles, Apparel & Luxury Goods - 0.1%
NIKE Inc Class B	38,900	2,943,563
TOTAL CONSUMER DISCRETIONARY		45,924,580

Consumer Staples - 5.0%
Beverages - 1.6%
Coca-Cola Co/The	351,053	21,856,560
Keurig Dr Pepper Inc	532,700	17,110,324
PepsiCo Inc	2,900	440,974
		39,407,858
Consumer Staples Distribution & Retail - 1.3%
Sysco Corp	142,200	10,872,612
Target Corp	52,400	7,083,432
Walmart Inc (i)	145,000	13,100,750
		31,056,794
Food Products - 0.0%
Lamb Weston Holdings Inc	14,500	969,035
Household Products - 0.2%
Colgate-Palmolive Co	16,100	1,463,651
Procter & Gamble Co/The	15,200	2,548,280
		4,011,931
Personal Care Products - 1.7%
Estee Lauder Cos Inc/The Class A	70,600	5,293,588
Haleon PLC ADR	1,711,794	16,330,515
Kenvue Inc	927,767	19,807,825
		41,431,928
Tobacco - 0.2%
Philip Morris International Inc	34,900	4,200,215
TOTAL CONSUMER STAPLES		121,077,761

Energy - 7.6%
Oil, Gas & Consumable Fuels - 7.6%
Enterprise Products Partners LP	40,400	1,266,944
Exxon Mobil Corp	1,316,503	141,616,228
Shell PLC ADR	674,500	42,257,425
		185,140,597
Financials - 19.6%
Banks - 13.5%
Bank of America Corp	1,589,612	69,863,447
Citigroup Inc	35,200	2,477,728
JPMorgan Chase & Co	113,132	27,118,872
M&T Bank Corp	74,700	14,044,347
PNC Financial Services Group Inc/The	160,872	31,024,165
US Bancorp	537,998	25,732,444
Wells Fargo & Co	2,257,179	158,544,254
		328,805,257
Capital Markets - 2.2%
Charles Schwab Corp/The	14,000	1,036,140
Intercontinental Exchange Inc	3,200	476,831
KKR & Co Inc Class A	136,393	20,173,889
Moody's Corp	5,400	2,556,198
Morgan Stanley	9,283	1,167,059
MSCI Inc	1,400	840,013
Northern Trust Corp	217,545	22,298,363
Raymond James Financial Inc	33,150	5,149,190
		53,697,683
Financial Services - 2.8%
Apollo Global Management Inc	6,500	1,073,540
Global Payments Inc	44,500	4,986,670
Mastercard Inc Class A	16,000	8,425,120
Visa Inc Class A	167,876	53,055,531
		67,540,861
Insurance - 1.1%
American Financial Group Inc/OH	6,900	944,817
Arthur J Gallagher & Co	27,600	7,834,260
Chubb Ltd	26,200	7,239,060
Marsh & McLennan Cos Inc	40,542	8,611,526
The Travelers Companies, Inc.	18,600	4,480,554
		29,110,217
TOTAL FINANCIALS		479,154,018

Health Care - 9.8%
Biotechnology - 0.1%
Gilead Sciences Inc	18,000	1,662,660
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	38,500	4,354,735
Becton Dickinson & Co	31,715	7,195,182
Boston Scientific Corp (e)	359,063	32,071,507
		43,621,424
Health Care Providers & Services - 4.3%
Cardinal Health Inc	86,500	10,230,355
Cigna Group/The	83,190	22,972,087
Humana Inc	35,500	9,006,705
McKesson Corp	32,488	18,515,236
UnitedHealth Group Inc	89,100	45,072,126
		105,796,509
Life Sciences Tools & Services - 0.6%
Danaher Corp	60,500	13,887,775
Thermo Fisher Scientific Inc	1,600	832,368
		14,720,143
Pharmaceuticals - 3.0%
Bristol-Myers Squibb Co	367,600	20,791,456
Eli Lilly & Co (i)	22,000	16,984,000
GSK PLC ADR	503,335	17,022,790
Johnson & Johnson	109,156	15,786,141
Royalty Pharma PLC Class A	98,800	2,520,388
Zoetis Inc Class A	3,500	570,254
		73,675,029
TOTAL HEALTH CARE		239,475,765

Industrials - 14.7%
Aerospace & Defense - 7.2%
Boeing Co (e)	236,710	41,897,670
GE Aerospace	665,331	110,970,557
General Dynamics Corp	36,700	9,670,083
Howmet Aerospace Inc	21,200	2,318,644
Huntington Ingalls Industries Inc	36,400	6,878,508
Textron Inc	23,200	1,774,568
		173,510,030
Air Freight & Logistics - 1.1%
Expeditors International of Washington Inc	2,095	232,063
United Parcel Service Inc Class B	217,072	27,372,779
		27,604,842
Building Products - 0.0%
A O Smith Corp	2,600	177,345
Commercial Services & Supplies - 0.7%
GFL Environmental Inc Subordinate Voting Shares	359,300	16,017,214
Veralto Corp	18,966	1,931,687
		17,948,901
Electrical Equipment - 2.5%
AMETEK Inc	7,300	1,315,898
GE Vernova Inc (i)	164,107	53,979,716
Regal Rexnord Corp	35,200	5,460,576
Rockwell Automation Inc	5,100	1,457,529
		62,213,719
Ground Transportation - 0.3%
Knight-Swift Transportation Holdings Inc	150,038	7,958,016
Machinery - 1.7%
Allison Transmission Holdings Inc	89,400	9,660,564
Cummins Inc	14,000	4,880,400
Deere & Co	11,700	4,957,290
Donaldson Co Inc (b)	185,947	12,523,531
Nordson Corp	33,300	6,967,692
Otis Worldwide Corp	22,643	2,096,968
Stanley Black & Decker Inc	18,900	1,517,481
		42,603,926
Professional Services - 0.2%
Equifax Inc	17,500	4,459,875
Trading Companies & Distributors - 1.0%
Watsco Inc	42,592	20,183,923
Wesco International Inc	18,800	3,402,048
		23,585,971
TOTAL INDUSTRIALS		360,062,625

Information Technology - 20.8%
Electronic Equipment, Instruments & Components - 0.1%
CDW Corp/DE	14,400	2,506,176
IT Services - 0.6%
Amdocs Ltd	52,700	4,486,878
IBM Corporation	43,700	9,606,571
		14,093,449
Semiconductors & Semiconductor Equipment - 8.0%
Analog Devices Inc	41,500	8,817,090
Applied Materials Inc	40,000	6,505,200
Broadcom Inc (i)	104,100	24,134,544
Lam Research Corp	95,000	6,861,850
Marvell Technology Inc	311,900	34,449,355
Microchip Technology Inc	13,500	774,225
Micron Technology Inc	16,500	1,388,640
NVIDIA Corp	746,650	100,267,629
QUALCOMM Inc	48,500	7,450,570
Teradyne Inc	37,900	4,772,368
		195,421,471
Software - 8.7%
Intuit Inc	20,400	12,821,400
Microsoft Corp (i)	434,718	183,233,638
Oracle Corp	103,800	17,297,232
		213,352,270
Technology Hardware, Storage & Peripherals - 3.4%
Apple Inc	313,612	78,534,717
Dell Technologies Inc Class C	38,700	4,459,788
		82,994,505
TOTAL INFORMATION TECHNOLOGY		508,367,871

Materials - 0.4%
Chemicals - 0.3%
Air Products and Chemicals Inc	16,000	4,640,640
International Flavors & Fragrances Inc	8,900	752,495
PPG Industries Inc	14,400	1,720,080
Sherwin-Williams Co/The	3,600	1,223,748
		8,336,963
Metals & Mining - 0.1%
Freeport-McMoRan Inc	53,800	2,048,704
TOTAL MATERIALS		10,385,667

Real Estate - 1.2%
Industrial REITs - 0.0%
Terreno Realty Corp	20,200	1,194,628
Residential REITs - 0.2%
Sun Communities Inc	31,100	3,824,367
Specialized REITs - 1.0%
American Tower Corp	71,200	13,058,792
Crown Castle Inc	128,800	11,689,888
Public Storage Operating Co	700	209,608
		24,958,288
TOTAL REAL ESTATE		29,977,283

Utilities - 2.4%
Electric Utilities - 2.3%
Constellation Energy Corp	12,433	2,781,386
Duke Energy Corp	46,100	4,966,814
Edison International	48,900	3,904,176
Entergy Corp	65,800	4,988,956
Eversource Energy	70,600	4,054,558
Exelon Corp	37,000	1,392,680
FirstEnergy Corp	28,700	1,141,686
NextEra Energy Inc	12,100	867,449
Southern Co/The	372,900	30,697,128
		54,794,833
Multi-Utilities - 0.1%
Sempra	35,800	3,140,376
TOTAL UTILITIES		57,935,209

TOTAL UNITED STATES		2,124,346,939
ZAMBIA - 0.7%
Materials - 0.7%
Metals & Mining - 0.7%
First Quantum Minerals Ltd (e)	1,322,600	17,049,482
TOTAL COMMON STOCKS (Cost $1,248,830,482)		2,346,185,558

Convertible Corporate Bonds - 0.1%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.1%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Snap Inc 0.125% 3/1/2028 (Cost $2,233,460)	2,807,000	2,297,529

Convertible Preferred Stocks - 0.9%
	Shares	Value ($)
UNITED STATES - 0.9%
Industrials - 0.9%
Aerospace & Defense - 0.9%
Boeing Co 6% (Cost $18,757,994)	365,900	22,510,168

U.S. Treasury Obligations - 0.1%
	Yield (%) (f)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 3/6/2025 (i) (Cost $2,894,774)	4.33	2,917,000	2,895,638

Money Market Funds - 2.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.36	68,554,513	68,568,224
Fidelity Securities Lending Cash Central Fund (g)(h)	4.35	2,407,020	2,407,261
TOTAL MONEY MARKET FUNDS (Cost $70,975,485)			70,975,485

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,343,692,195)	2,444,864,378
NET OTHER ASSETS (LIABILITIES) - 0.0%	(655,495)
NET ASSETS - 100.0%	2,444,208,883

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Broadcom Inc	Chicago Board Options Exchange	199	4,613,616	270.00	03/21/25	(145,768)
Eli Lilly & Co	Chicago Board Options Exchange	16	1,235,200	900.00	02/21/25	(12,120)
GE Vernova Inc	Chicago Board Options Exchange	149	4,901,057	380.00	02/21/25	(128,885)
Microsoft Corp	Chicago Board Options Exchange	216	9,104,400	475.00	02/21/25	(46,548)
Walmart Inc	Chicago Board Options Exchange	389	3,514,615	100.00	02/21/25	(28,592)

						(361,913)
Put Options
GE Vernova Inc	Chicago Board Options Exchange	100	3,289,300	280.00	02/21/25	(56,500)

						(56,500)
TOTAL WRITTEN OPTIONS						(418,413)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $6,657,441 or 0.3% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,657,441 or 0.3% of net assets.

(e)	Non-income producing
(f)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
(i)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $26,263,827.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	36,914,512	335,066,685	303,412,787	1,871,990	(186)	-	68,568,224	68,554,513	0.1%
Fidelity Securities Lending Cash Central Fund	20,155,460	355,984,952	373,733,151	62,305	-	-	2,407,261	2,407,020	0.0%
Total	57,069,972	691,051,637	677,145,938	1,934,295	(186)	-	70,975,485	70,961,533

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	104,433,153	86,845,563	17,587,590	-
Consumer Discretionary	48,292,683	45,924,580	2,368,103	-
Consumer Staples	143,500,911	140,884,892	2,616,019	-
Energy	218,217,441	214,834,549	3,382,892	-
Financials	493,145,665	488,373,845	4,771,820	-
Health Care	270,750,375	270,750,375	-	-
Industrials	380,154,543	360,307,997	19,846,546	-
Information Technology	572,343,146	567,632,027	4,711,119	-
Materials	27,435,149	27,435,149	-	-
Real Estate	29,977,283	29,977,283	-	-
Utilities	57,935,209	57,935,209	-	-

Convertible Corporate Bonds
Communication Services	2,297,529	-	2,297,529	-

Convertible Preferred Stocks
Industrials	22,510,168	-	22,510,168	-

U.S. Treasury Obligations	2,895,638	-	2,895,638	-

Money Market Funds	70,975,485	70,975,485	-	-
Total Investments in Securities:	2,444,864,378	2,361,876,954	82,987,424	-
Derivative Instruments: Liabilities
Written Options	(418,413)	(418,413)	-	-
Total Liabilities	(418,413)	(418,413)	-	-
Total Derivative Instruments:	(418,413)	(418,413)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	0	(418,413)
Total Equity Risk	0	(418,413)
Total Value of Derivatives	0	(418,413)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value (including securities loaned of $2,275,218) - See accompanying schedule:
Unaffiliated issuers (cost $1,272,716,710)	$2,373,888,893
Fidelity Central Funds (cost $70,975,485)	70,975,485

Total Investment in Securities (cost $1,343,692,195)		$2,444,864,378
Cash		8,646
Foreign currency held at value (cost $561)		556
Receivable for investments sold		987,454
Receivable for fund shares sold		885,316
Dividends receivable		2,585,240
Interest receivable		1,170
Distributions receivable from Fidelity Central Funds		265,418
Prepaid expenses		2,111
Other receivables		4,315
Total assets		2,449,604,604
Liabilities
Payable for investments purchased	$251,036
Payable for fund shares redeemed	907,847
Accrued management fee	1,011,728
Distribution and service plan fees payable	293,096
Written options, at value (premium received $760,510)	418,413
Other payables and accrued expenses	106,850
Collateral on securities loaned	2,406,751
Total liabilities		5,395,721
Net Assets		$2,444,208,883
Net Assets consist of:
Paid in capital		$1,323,678,300
Total accumulated earnings (loss)		1,120,530,583
Net Assets		$2,444,208,883

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($471,051,127 ÷ 15,417,899 shares)		$30.55
Service Class :
Net Asset Value, offering price and redemption price per share ($140,795,612 ÷ 4,672,779 shares)		$30.13
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($1,322,750,637 ÷ 44,945,860 shares)		$29.43
Investor Class :
Net Asset Value, offering price and redemption price per share ($509,611,507 ÷ 16,793,575 shares)		$30.35
Statement of Operations
Year ended December 31, 2024
Investment Income
Dividends		$42,430,910
Interest		761,342
Income from Fidelity Central Funds (including $62,305 from security lending)		1,934,295
Total income		45,126,547
Expenses
Management fee	$11,321,538
Transfer agent fees	284,261
Distribution and service plan fees	3,362,209
Accounting fees	97,351
Custodian fees and expenses	81,939
Independent trustees' fees and expenses	10,086
Audit fees	72,540
Legal	6,458
Interest	9,164
Miscellaneous	79,350
Total expenses before reductions	15,324,896
Expense reductions	(103,736)
Total expenses after reductions		15,221,160
Net Investment income (loss)		29,905,387
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	173,269,053
Fidelity Central Funds	(186)
Foreign currency transactions	(7,987)
Written options	(2,525,492)
Total net realized gain (loss)		170,735,388
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	258,904,527
Assets and liabilities in foreign currencies	(34,452)
Written options	1,550,276
Total change in net unrealized appreciation (depreciation)		260,420,351
Net gain (loss)		431,155,739
Net increase (decrease) in net assets resulting from operations		$461,061,126
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,905,387	$31,461,521
Net realized gain (loss)	170,735,388	84,934,185
Change in net unrealized appreciation (depreciation)	260,420,351	230,705,425
Net increase (decrease) in net assets resulting from operations	461,061,126	347,101,131
Distributions to shareholders	(190,688,973)	(109,996,755)

Share transactions - net increase (decrease)	9,193,357	(5,715,282)
Total increase (decrease) in net assets	279,565,510	231,389,094

Net Assets
Beginning of period	2,164,643,373	1,933,254,279
End of period	$2,444,208,883	$2,164,643,373

Financial Highlights
VIP Growth & Income Portfolio Initial Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.04	$24.02	$26.22	$22.36	$22.17
Income from Investment Operations
Net investment income (loss) A,B	.44	.44	.42	.55 C	.42
Net realized and unrealized gain (loss)	5.61	4.03	(1.70)	5.07	1.23
Total from investment operations	6.05	4.47	(1.28)	5.62	1.65
Distributions from net investment income	(.46)	(.45)	(.42)	(.62)	(.42)
Distributions from net realized gain	(2.08)	(1.00)	(.50)	(1.14)	(1.03)
Total distributions	(2.54)	(1.45)	(.92)	(1.76)	(1.46) D
Net asset value, end of period	$30.55	$27.04	$24.02	$26.22	$22.36
Total Return E,F	22.21%	18.72%	(4.95)%	25.95%	7.85%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.49%	.52%	.52%	.52%	.54%
Expenses net of fee waivers, if any	.49%	.52%	.52%	.52%	.54%
Expenses net of all reductions	.49%	.52%	.52%	.52%	.53%
Net investment income (loss)	1.42%	1.71%	1.68%	2.18% C	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$471,051	$406,860	$367,028	$439,309	$377,942
Portfolio turnover rate I	14%	15%	10%	15%	26%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.55%.
DTotal distributions per share do not sum due to rounding.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Growth & Income Portfolio Service Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.70	$23.73	$25.91	$22.12	$21.95
Income from Investment Operations
Net investment income (loss) A,B	.40	.41	.39	.52 C	.40
Net realized and unrealized gain (loss)	5.54	3.98	(1.67)	5.00	1.21
Total from investment operations	5.94	4.39	(1.28)	5.52	1.61
Distributions from net investment income	(.43)	(.42)	(.40)	(.59)	(.40)
Distributions from net realized gain	(2.08)	(1.00)	(.50)	(1.14)	(1.03)
Total distributions	(2.51)	(1.42)	(.90)	(1.73)	(1.44) D
Net asset value, end of period	$30.13	$26.70	$23.73	$25.91	$22.12
Total Return E,F	22.09%	18.62%	(5.02)%	25.76%	7.74%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.59%	.62%	.62%	.62%	.64%
Expenses net of fee waivers, if any	.59%	.62%	.62%	.62%	.64%
Expenses net of all reductions	.59%	.62%	.62%	.62%	.63%
Net investment income (loss)	1.33%	1.61%	1.58%	2.08% C	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$140,796	$126,496	$116,688	$128,601	$115,376
Portfolio turnover rate I	14%	15%	10%	15%	26%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.45%.
DTotal distributions per share do not sum due to rounding.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Growth & Income Portfolio Service Class 2

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.13	$23.26	$25.42	$21.72	$21.58
Income from Investment Operations
Net investment income (loss) A,B	.35	.37	.34	.48 C	.37
Net realized and unrealized gain (loss)	5.41	3.88	(1.64)	4.92	1.18
Total from investment operations	5.76	4.25	(1.30)	5.40	1.55
Distributions from net investment income	(.39)	(.38)	(.36)	(.55)	(.38)
Distributions from net realized gain	(2.08)	(1.00)	(.50)	(1.14)	(1.03)
Total distributions	(2.46) D	(1.38)	(.86)	(1.70) D	(1.41)
Net asset value, end of period	$29.43	$26.13	$23.26	$25.42	$21.72
Total Return E,F	21.91%	18.41%	(5.17)%	25.64%	7.59%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.74%	.77%	.77%	.77%	.79%
Expenses net of fee waivers, if any	.74%	.77%	.77%	.77%	.79%
Expenses net of all reductions	.74%	.77%	.77%	.77%	.78%
Net investment income (loss)	1.18%	1.46%	1.43%	1.94% C	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$1,322,751	$1,206,355	$1,071,533	$1,137,635	$908,013
Portfolio turnover rate I	14%	15%	10%	15%	26%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.30%.
DTotal distributions per share do not sum due to rounding.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Growth & Income Portfolio Investor Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.87	$23.88	$26.07	$22.25	$22.07
Income from Investment Operations
Net investment income (loss) A,B	.41	.42	.40	.53 C	.41
Net realized and unrealized gain (loss)	5.59	4.00	(1.68)	5.03	1.21
Total from investment operations	6.00	4.42	(1.28)	5.56	1.62
Distributions from net investment income	(.44)	(.43)	(.40)	(.60)	(.41)
Distributions from net realized gain	(2.08)	(1.00)	(.50)	(1.14)	(1.03)
Total distributions	(2.52)	(1.43)	(.91) D	(1.74)	(1.44)
Net asset value, end of period	$30.35	$26.87	$23.88	$26.07	$22.25
Total Return E,F	22.18%	18.62%	(5.01)%	25.80%	7.76%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.57%	.60%	.60%	.60%	.61%
Expenses net of fee waivers, if any	.57%	.59%	.60%	.60%	.61%
Expenses net of all reductions	.57%	.59%	.60%	.60%	.61%
Net investment income (loss)	1.35%	1.63%	1.60%	2.11% C	2.10%
Supplemental Data
Net assets, end of period (000 omitted)	$509,612	$424,932	$378,005	$376,272	$283,497
Portfolio turnover rate I	14%	15%	10%	15%	26%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.48%.
DTotal distributions per share do not sum due to rounding.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and options transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,153,336,117
Gross unrealized depreciation	(57,133,529)
Net unrealized appreciation (depreciation)	$1,096,202,588
Tax Cost	$1,348,243,377

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,686,403
Undistributed long-term capital gain	$23,013,978
Net unrealized appreciation (depreciation) on securities and other investments	$1,095,830,203

The tax character of distributions paid was as follows:

	December 31, 2024	December 31, 2023
Ordinary Income	$38,493,656	$36,516,531
Long-term Capital Gains	152,195,317	73,480,224
Total	$190,688,973	$109,996,755

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
VIP Growth & Income Portfolio
Equity Risk
Purchased Options	(248,604)	-
Written Options	(2,525,492)	1,550,276
Total Equity Risk	(2,774,096)	1,550,276
Totals	(2,774,096)	1,550,276

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth & Income Portfolio	329,812,209	519,701,119

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.48
Service Class	.48
Service Class 2.48
Investor Class	.56

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Initial Class	.48
Service Class	.48
Service Class 2.48
Investor Class	.55

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .42%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$137,090
Service Class 2	3,225,119
$3,362,209

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

	Amount ($)	% of Class-Level Average Net Assets
Initial Class	43,442.0630
Service Class	13,389.0630
Service Class 2	127,649.0630
Investor Class	99,781.1390
	284,261

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Growth & Income Portfolio	.0267

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
VIP Growth & Income Portfolio	5,011

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
VIP Growth & Income Portfolio	Borrower	11,846,200	5.57%	9,164

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Growth & Income Portfolio	19,398,853	22,738,485	7,566,319
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser  or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.

Amount ($)
VIP Growth & Income Portfolio	3,595

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
VIP Growth & Income Portfolio	6,745	-	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6,772.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $96,964.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2024	Year ended December 31, 2023
VIP Growth & Income Portfolio
Distributions to shareholders
Initial Class	$36,427,724	$20,850,294
Service Class	10,996,704	6,452,958
Service Class 2	103,690,665	60,944,480
Investor Class	39,573,880	21,749,023
Total	$190,688,973	$109,996,755
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2024	Year ended December 31, 2023
VIP Growth & Income Portfolio
Initial Class
Shares sold	2,264,750	1,948,255	$69,778,768	$50,228,928
Reinvestment of distributions	1,167,818	785,282	36,427,723	20,850,294
Shares redeemed	(3,062,408)	(2,964,562)	(94,377,011)	(76,731,856)
Net increase (decrease)	370,160	(231,025)	$11,829,480	$(5,652,634)
Service Class
Shares sold	183,227	135,418	$5,528,758	$3,447,565
Reinvestment of distributions	357,551	246,201	10,996,704	6,452,958
Shares redeemed	(606,389)	(559,603)	(18,123,955)	(14,290,045)
Net increase (decrease)	(65,611)	(177,984)	$(1,598,493)	$(4,389,522)
Service Class 2
Shares sold	1,819,641	2,408,395	$53,646,822	$60,241,356
Reinvestment of distributions	3,452,140	2,375,486	103,690,665	60,944,480
Shares redeemed	(6,499,644)	(4,681,813)	(189,688,970)	(116,575,812)
Net increase (decrease)	(1,227,863)	102,068	$(32,351,483)	$4,610,024
Investor Class
Shares sold	1,503,853	1,743,883	$46,400,139	$44,618,947
Reinvestment of distributions	1,277,034	824,383	39,573,880	21,749,023
Shares redeemed	(1,799,222)	(2,582,407)	(54,660,166)	(66,651,120)
Net increase (decrease)	981,665	(14,141)	$31,313,853	$(283,150)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Growth & Income Portfolio	25%	2	52%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Growth & Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $162,289,357, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,623,684 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 24% and 85%; Service Class designates 24% and 90%; Service Class 2 designates 24% and 99%; and Investor Class designates 24% and 88%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	19,815,631,510.17	96.35
Withheld	749,708,334.02	3.65
TOTAL	20,565,339,844.19	100.00
Robert A. Lawrence
Affirmative	19,766,714,617.58	96.12
Withheld	798,625,226.62	3.88
TOTAL	20,565,339,844.19	100.00
Vijay C. Advani
Affirmative	19,788,320,252.27	96.22
Withheld	777,019,591.92	3.78
TOTAL	20,565,339,844.19	100.00
Thomas P. Bostick
Affirmative	19,780,566,370.66	96.18
Withheld	784,773,473.53	3.82
TOTAL	20,565,339,844.19	100.00
Donald F. Donahue
Affirmative	19,723,882,404.02	95.91
Withheld	841,457,440.18	4.09
TOTAL	20,565,339,844.19	100.00
Vicki L. Fuller
Affirmative	19,823,019,040.62	96.39
Withheld	742,320,803.57	3.61
TOTAL	20,565,339,844.19	100.00
Patricia L. Kampling
Affirmative	19,837,563,936.04	96.46
Withheld	727,775,908.15	3.54
TOTAL	20,565,339,844.19	100.00
Thomas A. Kennedy
Affirmative	19,789,564,999.11	96.23
Withheld	775,774,845.08	3.77
TOTAL	20,565,339,844.19	100.00
Oscar Munoz
Affirmative	19,772,385,801.51	96.14
Withheld	792,954,042.68	3.86
TOTAL	20,565,339,844.19	100.00
Karen B. Peetz
Affirmative	19,804,495,604.67	96.30
Withheld	760,844,239.52	3.70
TOTAL	20,565,339,844.19	100.00
David M. Thomas
Affirmative	19,717,117,994.71	95.88
Withheld	848,221,849.48	4.12
TOTAL	20,565,339,844.19	100.00
Susan Tomasky
Affirmative	19,783,626,171.89	96.20
Withheld	781,713,672.31	3.80
TOTAL	20,565,339,844.19	100.00
Michael E. Wiley
Affirmative	19,728,139,900.50	95.93
Withheld	837,199,943.69	4.07
TOTAL	20,565,339,844.19	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.540026.127
VIPGI-ANN-0325
Fidelity® Variable Insurance Products:

VIP Balanced Portfolio

Annual Report
December 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
VIP Balanced Portfolio
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
Common Stocks - 65.2%
	Shares	Value ($)
BAILIWICK OF JERSEY - 0.1%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Aptiv PLC	101,700	6,150,816
BELGIUM - 0.4%
Health Care - 0.4%
Pharmaceuticals - 0.4%
UCB SA	149,135	29,691,342
BRAZIL - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Wheaton Precious Metals Corp (United States)	51,600	2,901,984
CANADA - 0.8%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Restaurant Brands International Inc	130,600	8,512,236
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Alimentation Couche-Tard Inc	57,700	3,200,003
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Africa Oil Corp	2,039,547	2,795,163
Athabasca Oil Corp (b)	1,597,300	5,922,717
Imperial Oil Ltd	211,300	13,022,413
MEG Energy Corp	531,900	8,732,714
South Bow Corp	97,600	2,303,101
		32,776,108
Financials - 0.2%
Insurance - 0.2%
Fairfax Financial Holdings Ltd Subordinate Voting Shares	7,426	10,332,185
Materials - 0.0%
Metals & Mining - 0.0%
Teck Resources Ltd Class B (United States)	36,800	1,491,504
TOTAL CANADA		56,312,036
CHINA - 0.3%
Health Care - 0.0%
Biotechnology - 0.0%
Beigene Ltd ADR (b)	16,446	3,037,740
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
NXP Semiconductors NV	85,422	17,754,963
TOTAL CHINA		20,792,703
CONGO DEMOCRATIC REPUBLIC OF - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Ivanhoe Mine Ltd Class A (b)	174,800	2,074,568
FINLAND - 0.0%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Amer Sports Inc	43,200	1,207,872
FRANCE - 0.1%
Information Technology - 0.1%
IT Services - 0.1%
Capgemini SE	37,215	6,078,241
GERMANY - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
BioNTech SE ADR (b)	25,800	2,939,910
GREECE - 0.1%
Financials - 0.1%
Banks - 0.1%
Eurobank Ergasias Services and Holdings SA	2,482,049	5,720,596
Piraeus Financial Holdings SA	823,744	3,278,783

TOTAL GREECE		8,999,379
HONG KONG - 0.0%
Financials - 0.0%
Insurance - 0.0%
Prudential PLC	177,720	1,410,391
INDIA - 0.0%
Financials - 0.0%
Banks - 0.0%
HDFC Bank Ltd/Gandhinagar	126,255	2,611,976
IRELAND - 0.1%
Financials - 0.1%
Banks - 0.1%
AIB Group PLC	695,560	3,840,243
Financial Services - 0.0%
Circle Internet Financial LLC (c)	68,071	2,061,871
Circle Internet Financial LLC (c)	36,875	1,116,943
		3,178,814
TOTAL IRELAND		7,019,057
ISRAEL - 0.2%
Health Care - 0.2%
Pharmaceuticals - 0.2%
Teva Pharmaceutical Industries Ltd ADR (b)	521,700	11,498,268
JAPAN - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Renesas Electronics Corp	236,700	2,995,445
MAURITIUS - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Jumo World Holding Limited (b)(c)(d)	176,324	313,857
Jumo World Ltd (b)(c)	176	0

TOTAL MAURITIUS		313,857
NETHERLANDS - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Argenx SE ADR (b)	28,500	17,527,500
PORTUGAL - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Galp Energia SGPS SA	398,100	6,598,380
SPAIN - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Cellnex Telecom SA (e)(f)	41,035	1,296,154
SWITZERLAND - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
UBS Group AG (United States)	119,763	3,631,214
TAIWAN - 0.8%
Information Technology - 0.8%
Semiconductors & Semiconductor Equipment - 0.8%
Taiwan Semiconductor Manufacturing Co Ltd	1,493,000	48,504,085
Taiwan Semiconductor Manufacturing Co Ltd ADR	10,800	2,132,892

TOTAL TAIWAN		50,636,977
UNITED KINGDOM - 0.2%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Cazoo Group Ltd (b)(d)	28	0
Cazoo Group Ltd warrants (b)	37	0
Cazoo Group Ltd warrants (b)	33	0
Cazoo Group Ltd warrants (b)	30	0
		0
Consumer Staples - 0.0%
Beverages - 0.0%
Diageo PLC	92,788	2,948,602
Financials - 0.2%
Banks - 0.0%
Starling Bank Ltd Class D (b)(c)(d)	756,521	2,396,134
Capital Markets - 0.1%
London Stock Exchange Group PLC	38,108	5,379,133
Insurance - 0.1%
Direct Line Insurance Group PLC	1,459,741	4,663,652
TOTAL UNITED KINGDOM		15,387,521
UNITED STATES - 61.8%
Communication Services - 6.5%
Diversified Telecommunication Services - 0.1%
AT&T Inc	296,400	6,749,028
Entertainment - 1.2%
Liberty Media Corp-Liberty Formula One Class C (b)	20,400	1,890,264
Live Nation Entertainment Inc (b)	52,500	6,798,750
Netflix Inc (b)	48,658	43,369,849
ROBLOX Corp Class A (b)	41,500	2,401,190
Take-Two Interactive Software Inc (b)	27,218	5,010,289
TKO Group Holdings Inc Class A (b)	15,500	2,202,705
Walt Disney Co/The	209,532	23,331,388
Warner Bros Discovery Inc (b)	395,700	4,182,549
		89,186,984
Interactive Media & Services - 5.1%
Alphabet Inc Class A	1,319,310	249,745,384
Epic Games Inc (b)(c)(d)	1,812	1,229,460
Meta Platforms Inc Class A	234,242	137,151,033
Reddit Inc Class A	15,000	2,451,600
Snap Inc Class A (b)	150,800	1,624,116
		392,201,593
Media - 0.1%
Fox Corp Class A	61,300	2,977,954
Liberty Broadband Corp Class A (b)	18,551	1,379,452
Magnite Inc (b)	119,016	1,894,735
Trade Desk Inc (The) Class A (b)	17,200	2,021,516
		8,273,657
TOTAL COMMUNICATION SERVICES		496,411,262

Consumer Discretionary - 7.1%
Automobiles - 1.2%
Tesla Inc (b)	225,000	90,864,000
Broadline Retail - 3.1%
Amazon.com Inc (b)	1,068,300	234,374,337
Etsy Inc (b)	38,500	2,036,265
		236,410,602
Distributors - 0.1%
LKQ Corp	126,000	4,630,500
Diversified Consumer Services - 0.1%
Service Corp International/US	60,200	4,805,164
Hotels, Restaurants & Leisure - 1.1%
Airbnb Inc Class A (b)	75,100	9,868,891
Booking Holdings Inc	1,900	9,439,998
Caesars Entertainment Inc (b)	80,200	2,680,284
Churchill Downs Inc	48,500	6,476,690
Domino's Pizza Inc	21,600	9,066,816
DraftKings Inc Class A (b)	143,600	5,341,920
Dutch Bros Inc Class A (b)	42,800	2,241,864
Marriott International Inc/MD Class A1	63,900	17,824,266
Red Rock Resorts Inc Class A	38,300	1,770,992
Starbucks Corp	65,100	5,940,375
Yum! Brands Inc	73,400	9,847,344
		80,499,440
Household Durables - 0.0%
DR Horton Inc	4,700	657,154
Leisure Products - 0.0%
Brunswick Corp/DE	23,000	1,487,640
Specialty Retail - 1.1%
Foot Locker Inc (b)	86,000	1,871,360
Home Depot Inc/The	44,008	17,118,672
Lowe's Cos Inc	175,100	43,214,680
Ross Stores Inc	77,700	11,753,679
TJX Cos Inc/The	113,596	13,723,533
		87,681,924
Textiles, Apparel & Luxury Goods - 0.4%
NIKE Inc Class B	174,230	13,183,984
PVH Corp	67,800	7,169,850
Tapestry Inc	131,000	8,558,230
		28,912,064
TOTAL CONSUMER DISCRETIONARY		535,948,488

Consumer Staples - 3.5%
Beverages - 1.1%
Brown-Forman Corp Class B	38,100	1,447,038
Coca-Cola Co/The	599,600	37,331,096
Constellation Brands Inc Class A	48,700	10,762,700
Keurig Dr Pepper Inc	459,417	14,756,474
Molson Coors Beverage Co Class B	13,900	796,748
Monster Beverage Corp (b)	138,552	7,282,293
PepsiCo Inc	90,300	13,731,018
		86,107,367
Consumer Staples Distribution & Retail - 1.2%
Costco Wholesale Corp	39,940	36,595,824
Dollar Tree Inc (b)	20,400	1,528,776
Target Corp	97,700	13,207,086
Walmart Inc	427,100	38,588,485
		89,920,171
Food Products - 0.3%
Archer-Daniels-Midland Co	67,200	3,394,944
Bunge Global SA	17,600	1,368,576
JM Smucker Co	51,100	5,627,132
Lamb Weston Holdings Inc	34,065	2,276,564
Mondelez International Inc	147,300	8,798,229
		21,465,445
Household Products - 0.6%
Procter & Gamble Co/The	281,300	47,159,945
Personal Care Products - 0.2%
Estee Lauder Cos Inc/The Class A	82,400	6,178,352
Kenvue Inc	391,000	8,347,850
		14,526,202
Tobacco - 0.1%
Philip Morris International Inc	85,400	10,277,890
TOTAL CONSUMER STAPLES		269,457,020

Energy - 1.4%
Energy Equipment & Services - 0.0%
Weatherford International PLC	19,600	1,403,948
Oil, Gas & Consumable Fuels - 1.4%
DT Midstream Inc	16,900	1,680,367
Expand Energy Corp	34,800	3,464,340
Exxon Mobil Corp	673,400	72,437,638
Marathon Petroleum Corp	25,200	3,515,400
Shell PLC ADR	235,100	14,729,015
Targa Resources Corp	25,100	4,480,350
Valero Energy Corp	66,600	8,164,494
		108,471,604
TOTAL ENERGY		109,875,552

Financials - 8.4%
Banks - 2.8%
Bank of America Corp	931,521	40,940,348
Citigroup Inc	341,862	24,063,666
JPMorgan Chase & Co	123,408	29,582,132
KeyCorp	426,604	7,311,993
M&T Bank Corp	56,556	10,633,094
Pathward Financial Inc	52,648	3,873,840
Synovus Financial Corp	50,000	2,561,500
Truist Financial Corp	224,100	9,721,458
UMB Financial Corp	32,685	3,688,829
US Bancorp	490,358	23,453,823
Wells Fargo & Co	759,549	53,350,722
		209,181,405
Capital Markets - 2.1%
Bank of New York Mellon Corp/The	156,923	12,056,394
Blackrock Inc	8,010	8,211,131
Cboe Global Markets Inc	47,303	9,243,006
Charles Schwab Corp/The	148,091	10,960,215
Coinbase Global Inc Class A (b)	10,200	2,532,660
DigitalBridge Group Inc Class A	68,300	770,423
Intercontinental Exchange Inc	105,191	15,674,511
LPL Financial Holdings Inc	35,910	11,724,974
MarketAxess Holdings Inc	61,441	13,888,124
Morgan Stanley	225,475	28,346,717
Northern Trust Corp	88,700	9,091,750
State Street Corp	108,801	10,678,818
StepStone Group Inc Class A	80,321	4,648,979
StepStone Group Inc rights 12/31/2038 (b)(c)	2,750	199,293
Tradeweb Markets Inc Class A	41,392	5,419,041
Virtu Financial Inc Class A	207,907	7,418,122
		150,864,158
Consumer Finance - 0.2%
Discover Financial Services	63,148	10,939,128
OneMain Holdings Inc	95,034	4,954,122
		15,893,250
Financial Services - 1.8%
Affirm Holdings Inc Class A (b)	39,400	2,399,460
Apollo Global Management Inc	91,612	15,130,638
AvidXchange Holdings Inc (b)	651,115	6,732,529
Berkshire Hathaway Inc Class A (b)	13	8,851,960
Block Inc Class A (b)	88,182	7,494,588
Fiserv Inc (b)	101,548	20,859,990
Mastercard Inc Class A	51,300	27,013,041
PayPal Holdings Inc (b)	58,037	4,953,458
UWM Holdings Corp Class A	601,954	3,533,470
Visa Inc Class A	121,248	38,319,218
Voya Financial Inc	62,583	4,307,588
		139,595,940
Insurance - 1.5%
Arthur J Gallagher & Co	48,961	13,897,580
Chubb Ltd	88,485	24,448,406
Everest Group Ltd	13,186	4,779,397
Hartford Financial Services Group Inc/The	110,769	12,118,129
Marsh & McLennan Cos Inc	103,634	22,012,898
Progressive Corp/The	32,531	7,794,753
The Travelers Companies, Inc.	54,440	13,114,052
Unum Group	60,867	4,445,116
Willis Towers Watson PLC	42,400	13,281,376
		115,891,707
TOTAL FINANCIALS		631,426,460

Health Care - 5.9%
Biotechnology - 1.2%
AbbVie Inc	224,010	39,806,577
Alnylam Pharmaceuticals Inc (b)	45,300	10,659,543
Exact Sciences Corp (b)	54,000	3,034,260
Gilead Sciences Inc	385,804	35,636,715
Upstream Bio Inc	72,000	1,183,680
		90,320,775
Health Care Equipment & Supplies - 1.9%
Boston Scientific Corp (b)	641,968	57,340,583
Ceribell Inc	48,100	1,244,828
Insulet Corp (b)	36,700	9,581,269
Intuitive Surgical Inc (b)	57,694	30,113,960
Masimo Corp (b)	33,100	5,471,430
PROCEPT BioRobotics Corp (b)	4,300	346,236
Stryker Corp	97,100	34,960,855
		139,059,161
Health Care Providers & Services - 1.1%
Cencora Inc	36,389	8,175,881
Tenet Healthcare Corp (b)	76,800	9,694,464
UnitedHealth Group Inc	138,112	69,865,336
		87,735,681
Life Sciences Tools & Services - 0.3%
Danaher Corp	107,000	24,561,850
Pharmaceuticals - 1.4%
Eli Lilly & Co	86,733	66,957,876
Merck & Co Inc	380,942	37,896,110
Royalty Pharma PLC Class A	180,367	4,601,162
		109,455,148
TOTAL HEALTH CARE		451,132,615

Industrials - 5.4%
Aerospace & Defense - 1.7%
Boeing Co (b)	129,947	23,000,619
GE Aerospace	196,989	32,855,796
Howmet Aerospace Inc	148,400	16,230,508
Lockheed Martin Corp	43,370	21,075,218
Northrop Grumman Corp	19,470	9,137,076
RTX Corp	52,777	6,107,354
Space Exploration Technologies Corp (b)(c)(d)	17,000	3,145,000
TransDigm Group Inc	13,300	16,854,824
		128,406,395
Building Products - 0.5%
Fortune Brands Innovations Inc	27,500	1,879,075
Trane Technologies PLC	98,394	36,341,824
		38,220,899
Construction & Engineering - 0.1%
Quanta Services Inc	31,900	10,081,995
Electrical Equipment - 0.8%
AMETEK Inc	143,153	25,804,760
Eaton Corp PLC	61,400	20,376,818
GE Vernova Inc	50,897	16,741,550
		62,923,128
Ground Transportation - 0.6%
CSX Corp	366,462	11,825,729
Old Dominion Freight Line Inc	81,500	14,376,600
Uber Technologies Inc (b)	77,000	4,644,640
Union Pacific Corp	56,000	12,770,240
		43,617,209
Machinery - 1.6%
Caterpillar Inc	51,425	18,654,933
Deere & Co	13,900	5,889,430
Dover Corp	111,000	20,823,600
Fortive Corp	127,040	9,528,000
Ingersoll Rand Inc	246,500	22,298,390
Parker-Hannifin Corp	50,801	32,310,960
Westinghouse Air Brake Technologies Corp	49,700	9,422,623
		118,927,936
Passenger Airlines - 0.0%
Delta Air Lines Inc	67,800	4,101,900
Professional Services - 0.1%
Dun & Bradstreet Holdings Inc	506,568	6,311,837
TOTAL INDUSTRIALS		412,591,299

Information Technology - 19.7%
Communications Equipment - 0.5%
Arista Networks Inc	99,604	11,009,230
Cisco Systems Inc	429,145	25,405,384
		36,414,614
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp Class A	108,274	7,519,629
IT Services - 0.4%
EPAM Systems Inc (b)	21,280	4,975,690
Gartner Inc (b)	15,208	7,367,820
MongoDB Inc Class A (b)	68,000	15,831,080
Twilio Inc Class A (b)	686	74,142
		28,248,732
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices Inc (b)	12,313	1,487,287
Analog Devices Inc	58,266	12,379,194
Astera Labs Inc (b)	86,229	11,421,031
Broadcom Inc	257,625	59,727,781
Lattice Semiconductor Corp (b)	42,729	2,420,598
Marvell Technology Inc	295,172	32,601,747
Micron Technology Inc	480,700	40,455,712
NVIDIA Corp	2,722,400	365,591,097
ON Semiconductor Corp (b)	107,225	6,760,536
SolarEdge Technologies Inc (b)(g)	37,872	515,059
		533,360,042
Software - 6.2%
Adobe Inc (b)	59,366	26,398,873
AppLovin Corp Class A (b)	12,900	4,177,407
Autodesk Inc (b)	34,300	10,138,051
Cadence Design Systems Inc (b)	31,861	9,572,956
Elastic NV (b)	46,965	4,653,292
Five9 Inc (b)	129,388	5,258,328
HubSpot Inc (b)	23,100	16,095,387
Intuit Inc	8,115	5,100,278
Microsoft Corp	835,500	352,163,250
OpenAI Global LLC rights (b)(c)(d)	434,455	434,455
Oracle Corp	15,959	2,659,408
Palantir Technologies Inc Class A (b)	41,972	3,174,342
Salesforce Inc	32,683	10,926,907
Servicenow Inc (b)	5,555	5,888,967
Stripe Inc Class B (b)(c)(d)	19,953	548,907
Synopsys Inc (b)	17,799	8,638,923
Tenable Holdings Inc (b)	72,484	2,854,420
Workday Inc Class A (b)	14,341	3,700,408
		472,384,559
Technology Hardware, Storage & Peripherals - 5.4%
Apple Inc	1,625,288	407,004,621
Dell Technologies Inc Class C	78,032	8,992,408
		415,997,029
TOTAL INFORMATION TECHNOLOGY		1,493,924,605

Materials - 1.1%
Chemicals - 0.9%
Air Products and Chemicals Inc	28,203	8,179,998
Axalta Coating Systems Ltd (b)	89,000	3,045,580
Balchem Corp	14,600	2,379,727
Cabot Corp	14,100	1,287,471
Chemours Co/The	104,200	1,760,980
Corteva Inc	93,400	5,320,064
Dow Inc	86,100	3,455,193
Ecolab Inc	41,800	9,794,576
Element Solutions Inc	109,400	2,782,042
Linde PLC	53,270	22,302,551
Sherwin-Williams Co/The	12,000	4,079,160
Tronox Holdings PLC	157,200	1,583,004
		65,970,346
Construction Materials - 0.0%
Martin Marietta Materials Inc	9,184	4,743,535
Containers & Packaging - 0.1%
AptarGroup Inc	21,400	3,361,940
International Paper Co	95,300	5,129,046
		8,490,986
Metals & Mining - 0.1%
ATI Inc (b)	28,500	1,568,640
Freeport-McMoRan Inc	85,151	3,242,550
Nucor Corp	31,200	3,641,352
		8,452,542
TOTAL MATERIALS		87,657,409

Real Estate - 1.3%
Health Care REITs - 0.2%
Omega Healthcare Investors Inc	40,400	1,529,140
Ventas Inc	77,000	4,534,530
Welltower Inc	64,200	8,091,126
		14,154,796
Industrial REITs - 0.2%
Prologis Inc	90,400	9,555,280
Terreno Realty Corp	52,300	3,093,022
		12,648,302
Office REITs - 0.0%
COPT Defense Properties	76,600	2,370,770
Real Estate Management & Development - 0.0%
CBRE Group Inc Class A (b)	57,000	7,483,530
Residential REITs - 0.2%
Essex Property Trust Inc	612	174,689
Invitation Homes Inc	190,900	6,103,073
Mid-America Apartment Communities Inc	28,400	4,389,788
Sun Communities Inc	18,300	2,250,351
		12,917,901
Retail REITs - 0.2%
Curbline Properties Corp	94,750	2,200,095
Macerich Co/The	180,600	3,597,552
NNN REIT Inc	64,000	2,614,400
Tanger Inc	91,800	3,133,134
		11,545,181
Specialized REITs - 0.5%
American Tower Corp	73,400	13,462,294
Crown Castle Inc	10,900	989,284
CubeSmart	99,900	4,280,715
Digital Realty Trust Inc	35,500	6,295,215
Equinix Inc	12,100	11,408,969
Extra Space Storage Inc	1,511	226,046
Four Corners Property Trust Inc	46,200	1,253,868
Public Storage Operating Co	11,800	3,533,392
		41,449,783
TOTAL REAL ESTATE		102,570,263

Utilities - 1.5%
Electric Utilities - 1.0%
Constellation Energy Corp	35,878	8,026,267
Duke Energy Corp	24,000	2,585,760
Edison International	97,500	7,784,400
Entergy Corp	122,200	9,265,204
Evergy Inc	38,900	2,394,295
Eversource Energy	43,928	2,522,785
Exelon Corp	92,800	3,492,992
FirstEnergy Corp	112,500	4,475,250
NextEra Energy Inc	181,104	12,983,346
NRG Energy Inc	11,437	1,031,846
PG&E Corp	567,319	11,448,497
Southern Co/The	49,346	4,062,163
Xcel Energy Inc	82,300	5,556,896
		75,629,701
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp/The	235,900	3,036,033
Vistra Corp	46,300	6,383,381
		9,419,414
Multi-Utilities - 0.4%
Ameren Corp	50,900	4,537,226
CenterPoint Energy Inc	167,200	5,305,256
NiSource Inc	133,100	4,892,756
Public Service Enterprise Group Inc	61,340	5,182,617
Sempra	147,596	12,947,121
		32,864,976
TOTAL UTILITIES		117,914,091

TOTAL UNITED STATES		4,708,909,064
ZAMBIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
First Quantum Minerals Ltd (b)	196,100	2,527,902
TOTAL COMMON STOCKS (Cost $2,772,535,467)		4,969,512,557

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
CHINA - 0.1%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd Series E1 (b)(c)(d)	21,701	5,374,470
ESTONIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Bolt Technology OU Series E (b)(c)(d)	6,283	1,154,888
ISRAEL - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Xsight Labs Ltd Series D (b)(c)(d)	65,770	415,008
UNITED STATES - 0.1%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Waymo LLC (c)(d)	5,806	450,719
Industrials - 0.0%
Aerospace & Defense - 0.0%
ABL Space Systems Co Series A8 (c)(d)	20,155	7,861
ABL Space Systems Co Series A9 (c)(d)	9,157	3,571
		11,432
Construction & Engineering - 0.0%
Beta Technologies Inc Series A (b)(c)(d)	7,264	830,348
TOTAL INDUSTRIALS		841,780

Information Technology - 0.1%
Communications Equipment - 0.0%
Astranis Space Technologies Corp Series C (b)(c)(d)	60,816	791,824
IT Services - 0.0%
Gupshup Inc (b)(c)(d)	59,838	474,515
Software - 0.1%
Algolia Inc Series D (b)(c)(d)	28,064	652,769
Databricks Inc Series G (b)(c)(d)	4,461	412,643
Databricks Inc Series H (b)(c)(d)	18,642	1,724,385
Skyryse Inc Series B (b)(c)(d)	50,000	1,222,000
Stripe Inc Series H (b)(c)(d)	19,876	546,789
		4,558,586
TOTAL INFORMATION TECHNOLOGY		5,824,925

TOTAL UNITED STATES		7,117,424
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $14,066,302)		14,061,790

Fixed-Income Funds - 33.7%
	Shares	Value ($)
Fidelity VIP Investment Grade Central Fund (h) (Cost $2,868,931,350)	28,127,599	2,573,112,775

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
UNITED STATES - 0.0%
Industrials - 0.0%
Professional Services - 0.0%
Checkr Inc Series E (b)(c) (Cost $1,571,886)	87,327	665,432

U.S. Treasury Obligations - 0.0%
	Yield (%) (i)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/16/2025	4.58	50,000	49,917
US Treasury Bills 0% 1/30/2025 (j)	4.51	2,100,000	2,093,091
US Treasury Bills 0% 1/9/2025	4.58	110,000	109,910
US Treasury Bills 0% 2/20/2025 (j)	4.46	570,000	566,760
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,818,751)			2,819,678

Money Market Funds - 0.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (k)	4.36	70,733,880	70,748,027
Fidelity Securities Lending Cash Central Fund (k)(l)	4.35	515,149	515,200
TOTAL MONEY MARKET FUNDS (Cost $71,262,719)			71,263,227

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $5,731,186,475)	7,631,435,459
NET OTHER ASSETS (LIABILITIES) - 0.0%	3,536,188
NET ASSETS - 100.0%	7,634,971,647

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-mini S&P 500 Index Contracts (United States)	136	Mar 2025	40,363,100	(1,310,535)	(1,310,535)

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing
(c)	Level 3 security
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $22,129,603 or 0.3% of net assets.

(e)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $1,296,154 or 0.0% of net assets.

(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,296,154 or 0.0% of net assets.

(g)	Security or a portion of the security is on loan at period end.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(j)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,096,710.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ABL Space Systems Co Series A8	3/24/21	799,967

ABL Space Systems Co Series A9	10/22/21	556,752

Algolia Inc Series D	7/23/21	820,733

Astranis Space Technologies Corp Series C	3/19/21	1,333,143

Beta Technologies Inc Series A	4/09/21	532,233

Bolt Technology OU Series E	1/03/22	1,632,301

ByteDance Ltd Series E1	11/18/20	2,377,869

Cazoo Group Ltd	3/28/21	455,871

Databricks Inc Series G	2/01/21	263,746

Databricks Inc Series H	8/31/21	1,369,891

Epic Games Inc	3/29/21	1,603,620

Gupshup Inc	6/08/21	1,368,208

Jumo World Holding Limited	9/06/23	176,324

OpenAI Global LLC rights	9/30/24	434,455

Skyryse Inc Series B	10/21/21	1,233,999

Space Exploration Technologies Corp	2/16/21	713,983

Starling Bank Ltd Class D	6/18/21	1,352,573

Stripe Inc Class B	5/18/21	800,682

Stripe Inc Series H	3/15/21 - 5/25/23	797,525

Waymo LLC	10/18/24	454,037

Xsight Labs Ltd Series D	2/16/21	525,897

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	90,021,927	1,003,679,565	1,022,954,492	3,990,501	1,027	-	70,748,027	70,733,880	0.1%
Fidelity Securities Lending Cash Central Fund	11,121,334	84,039,977	94,646,111	12,674	-	-	515,200	515,149	0.0%
Fidelity VIP Investment Grade Central Fund	2,515,286,664	218,196,908	102,141,718	109,973,993	(17,784,158)	(40,444,921)	2,573,112,775	28,127,599	87.8%
Total	2,616,429,925	1,305,916,450	1,219,742,321	113,977,168	(17,783,131)	(40,444,921)	2,644,376,002	99,376,628

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	497,707,416	495,181,802	1,296,154	1,229,460
Consumer Discretionary	551,819,412	551,819,412	-	-
Consumer Staples	275,605,625	272,657,023	2,948,602	-
Energy	149,250,040	142,651,660	6,598,380	-
Financials	678,183,438	653,694,461	18,400,879	6,088,098
Health Care	515,827,375	515,827,375	-	-
Industrials	412,591,299	409,446,299	-	3,145,000
Information Technology	1,571,390,231	1,512,829,098	57,577,771	983,362
Materials	96,653,367	96,653,367	-	-
Real Estate	102,570,263	102,570,263	-	-
Utilities	117,914,091	117,914,091	-	-

Convertible Preferred Stocks
Communication Services	5,374,470	-	-	5,374,470
Consumer Discretionary	450,719	-	-	450,719
Industrials	841,780	-	-	841,780
Information Technology	7,394,821	-	-	7,394,821

Fixed-Income Funds	2,573,112,775	2,573,112,775	-	-

Non-Convertible Preferred Stocks
Industrials	665,432	-	-	665,432

U.S. Treasury Obligations	2,819,678	-	2,819,678	-

Money Market Funds	71,263,227	71,263,227	-	-
Total Investments in Securities:	7,631,435,459	7,515,620,853	89,641,464	26,173,142
Derivative Instruments: Liabilities
Futures Contracts	(1,310,535)	(1,310,535)	-	-
Total Liabilities	(1,310,535)	(1,310,535)	-	-
Total Derivative Instruments:	(1,310,535)	(1,310,535)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(1,310,535)
Total Equity Risk	0	(1,310,535)
Total Value of Derivatives	0	(1,310,535)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value (including securities loaned of $500,480) - See accompanying schedule:
Unaffiliated issuers (cost $2,790,992,406)	$4,987,059,457
Fidelity Central Funds (cost $2,940,194,069)	2,644,376,002

Total Investment in Securities (cost $5,731,186,475)		$7,631,435,459
Cash		198,339
Receivable for investments sold		43,254,116
Receivable for fund shares sold		1,999,949
Dividends receivable		3,154,252
Distributions receivable from Fidelity Central Funds		298,482
Prepaid expenses		6,577
Other receivables		11,443
Total assets		7,680,358,617
Liabilities
Payable to custodian bank	$3,174
Payable for investments purchased	39,490,706
Payable for fund shares redeemed	1,465,300
Accrued management fee	2,953,017
Distribution and service plan fees payable	627,003
Payable for daily variation margin on futures contracts	156,400
Other payables and accrued expenses	176,170
Collateral on securities loaned	515,200
Total liabilities		45,386,970
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$7,634,971,647
Net Assets consist of:
Paid in capital		$5,339,856,319
Total accumulated earnings (loss)		2,295,115,328
Net Assets		$7,634,971,647

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($295,718,414 ÷ 12,017,532 shares)		$24.61
Service Class :
Net Asset Value, offering price and redemption price per share ($39,994,650 ÷ 1,642,765 shares)		$24.35
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($2,940,840,096 ÷ 124,119,084 shares)		$23.69
Investor Class :
Net Asset Value, offering price and redemption price per share ($4,358,418,487 ÷ 179,335,356 shares)		$24.30
Statement of Operations
Year ended December 31, 2024
Investment Income
Dividends		$52,988,872
Interest		175,089
Income from Fidelity Central Funds (including $12,674 from security lending)		113,977,168
Total income		167,141,129
Expenses
Management fee	$32,674,301
Transfer agent fees	1,230,879
Distribution and service plan fees	7,000,694
Accounting fees	238,877
Custodian fees and expenses	135,402
Independent trustees' fees and expenses	31,427
Audit fees	93,338
Legal	18,812
Interest	9,829
Miscellaneous	74,658
Total expenses before reductions	41,508,217
Expense reductions	(306,333)
Total expenses after reductions		41,201,884
Net Investment income (loss)		125,939,245
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $75,363)	420,954,083
Fidelity Central Funds	(17,783,131)
Foreign currency transactions	(5,717)
Futures contracts	11,010,902
Total net realized gain (loss)		414,176,137
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $15,884)	561,167,602
Fidelity Central Funds	(40,444,921)
Unfunded commitments	35,407
Assets and liabilities in foreign currencies	(73,466)
Futures contracts	(2,878,345)
Total change in net unrealized appreciation (depreciation)		517,806,277
Net gain (loss)		931,982,414
Net increase (decrease) in net assets resulting from operations		$1,057,921,659
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$125,939,245	$107,182,484
Net realized gain (loss)	414,176,137	203,850,891
Change in net unrealized appreciation (depreciation)	517,806,277	911,522,053
Net increase (decrease) in net assets resulting from operations	1,057,921,659	1,222,555,428
Distributions to shareholders	(362,420,010)	(332,107,349)

Share transactions - net increase (decrease)	103,542,165	103,039,845
Total increase (decrease) in net assets	799,043,814	993,487,924

Net Assets
Beginning of period	6,835,927,833	5,842,439,909
End of period	$7,634,971,647	$6,835,927,833

Financial Highlights
VIP Balanced Portfolio Initial Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$22.32	$19.38	$25.29	$23.29	$19.55
Income from Investment Operations
Net investment income (loss) A,B	.44	.38	.28	.25	.29
Net realized and unrealized gain (loss)	3.04	3.67	(4.62)	3.79	4.02
Total from investment operations	3.48	4.05	(4.34)	4.04	4.31
Distributions from net investment income	(.43) C	(.36)	(.27)	(.23)	(.30)
Distributions from net realized gain	(.76) C	(.75)	(1.30)	(1.81)	(.28)
Total distributions	(1.19)	(1.11)	(1.57)	(2.04)	(.57) D
Net asset value, end of period	$24.61	$22.32	$19.38	$25.29	$23.29
Total Return E,F	15.92%	21.53%	(17.94)%	18.26%	22.39%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.43%	.46%	.47%	.46%	.48%
Expenses net of fee waivers, if any	.42%	.46%	.46%	.46%	.48%
Expenses net of all reductions	.42%	.46%	.46%	.46%	.47%
Net investment income (loss)	1.86%	1.83%	1.32%	1.01%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$295,718	$301,809	$266,447	$332,976	$271,384
Portfolio turnover rate I	33%	28%	37%	33%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal distributions per share do not sum due to rounding.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Balanced Portfolio Service Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$22.10	$19.20	$25.07	$23.11	$19.40
Income from Investment Operations
Net investment income (loss) A,B	.41	.35	.25	.22	.27
Net realized and unrealized gain (loss)	3.02	3.64	(4.57)	3.76	4.00
Total from investment operations	3.43	3.99	(4.32)	3.98	4.27
Distributions from net investment income	(.42) C	(.34)	(.25)	(.21)	(.28)
Distributions from net realized gain	(.76) C	(.75)	(1.30)	(1.81)	(.28)
Total distributions	(1.18)	(1.09)	(1.55)	(2.02)	(.56)
Net asset value, end of period	$24.35	$22.10	$19.20	$25.07	$23.11
Total Return D,E	15.83%	21.40%	(18.02)%	18.13%	22.32%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.53%	.56%	.57%	.56%	.58%
Expenses net of fee waivers, if any	.52%	.56%	.56%	.56%	.58%
Expenses net of all reductions	.52%	.56%	.56%	.56%	.57%
Net investment income (loss)	1.75%	1.73%	1.22%	.91%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$39,995	$36,925	$35,778	$41,039	$30,072
Portfolio turnover rate H	33%	28%	37%	33%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Balanced Portfolio Service Class 2

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$21.55	$18.74	$24.52	$22.64	$19.02
Income from Investment Operations
Net investment income (loss) A,B	.37	.32	.22	.18	.24
Net realized and unrealized gain (loss)	2.92	3.55	(4.48)	3.68	3.91
Total from investment operations	3.29	3.87	(4.26)	3.86	4.15
Distributions from net investment income	(.39) C	(.31)	(.22)	(.18)	(.25)
Distributions from net realized gain	(.76) C	(.75) B	(1.30)	(1.81)	(.28)
Total distributions	(1.15)	(1.06)	(1.52)	(1.98) D	(.53)
Net asset value, end of period	$23.69	$21.55	$18.74	$24.52	$22.64
Total Return E,F	15.58%	21.29%	(18.19)%	17.99%	22.13%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.68%	.71%	.72%	.71%	.73%
Expenses net of fee waivers, if any	.67%	.71%	.71%	.71%	.73%
Expenses net of all reductions	.67%	.71%	.71%	.71%	.72%
Net investment income (loss)	1.60%	1.58%	1.07%	.76%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$2,940,840	$2,564,995	$2,104,753	$2,562,199	$1,985,175
Portfolio turnover rate I	33%	28%	37%	33%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal distributions per share do not sum due to rounding.
ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
VIP Balanced Portfolio Investor Class

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$22.06	$19.17	$25.04	$23.08	$19.37
Income from Investment Operations
Net investment income (loss) A,B	.42	.36	.26	.22	.27
Net realized and unrealized gain (loss)	3.00	3.63	(4.58)	3.76	4.00
Total from investment operations	3.42	3.99	(4.32)	3.98	4.27
Distributions from net investment income	(.42) C	(.35)	(.25)	(.21)	(.28)
Distributions from net realized gain	(.76) C	(.75)	(1.30)	(1.81)	(.28)
Total distributions	(1.18)	(1.10)	(1.55)	(2.02)	(.56)
Net asset value, end of period	$24.30	$22.06	$19.17	$25.04	$23.08
Total Return D,E	15.83%	21.42%	(18.03)%	18.17%	22.35%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.50%	.54%	.54%	.54%	.56%
Expenses net of fee waivers, if any	.50%	.53%	.54%	.54%	.55%
Expenses net of all reductions	.50%	.53%	.54%	.54%	.55%
Net investment income (loss)	1.78%	1.75%	1.25%	.93%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$4,358,418	$3,932,199	$3,435,461	$4,478,013	$3,696,708
Portfolio turnover rate H	33%	28%	37%	33%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity VIP Investment Grade Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,283,424,819
Gross unrealized depreciation	(392,851,818)
Net unrealized appreciation (depreciation)	$1,890,573,001
Tax Cost	$5,740,862,458

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,528,926
Undistributed long-term capital gain	$391,698,169
Net unrealized appreciation (depreciation) on securities and other investments	$1,890,535,947

The tax character of distributions paid was as follows:

	December 31, 2024	December 31, 2023
Ordinary Income	$153,576,433	$ 103,312,607
Long-term Capital Gains	208,843,577	228,794,742
Total	$362,420,010	$ 332,107,349

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
VIP Balanced Portfolio	Space Exploration Technologies Corp Class A	17,760	-
VIP Balanced Portfolio	Space Exploration Technologies Corp Class C	389,240	-

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via reorganization, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Balanced Portfolio	2,400,461,046	2,502,352,079
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.43
Service Class	.43
Service Class 2.43
Investor Class	.50

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Initial Class	.42
Service Class	.42
Service Class 2.42
Investor Class	.49

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .37%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$38,391
Service Class 2	6,962,303
$7,000,694

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

	Amount ($)	% of Class-Level Average Net Assets
Initial Class	32,151.0630
Service Class	3,761.0630
Service Class 2	273,430.0630
Investor Class	921,537.1390
	1,230,879

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period January 1, 2024 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Balanced Portfolio	.0207

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
VIP Balanced Portfolio	30,670

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
VIP Balanced Portfolio	Borrower	63,585,000	5.57%	9,829

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Balanced Portfolio	161,976,314	147,138,989	14,776,072
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.

Amount ($)
VIP Balanced Portfolio	11,247
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
VIP Balanced Portfolio	1,338	70	-
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $306,333.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2024	Year ended December 31, 2023
VIP Balanced Portfolio
Distributions to shareholders
Initial Class	$15,306,912	$15,067,131
Service Class	1,880,843	1,840,121
Service Class 2	136,922,667	120,613,214
Investor Class	208,309,588	194,586,883
Total	$362,420,010	$332,107,349
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2024	Year ended December 31, 2023
VIP Balanced Portfolio
Initial Class
Shares sold	990,913	615,588	$23,463,288	$12,606,906
Reinvestment of distributions	656,503	740,475	15,306,912	15,067,131
Shares redeemed	(3,151,878)	(1,584,502)	(75,739,141)	(32,582,137)
Net increase (decrease)	(1,504,462)	(228,439)	$(36,968,941)	$(4,908,100)
Service Class
Shares sold	287,124	227,623	$6,680,506	$4,629,438
Reinvestment of distributions	81,199	91,432	1,880,843	1,840,120
Shares redeemed	(396,146)	(512,100)	(9,130,385)	(10,397,730)
Net increase (decrease)	(27,823)	(193,045)	$(569,036)	$(3,928,172)
Service Class 2
Shares sold	13,676,011	13,135,448	$314,737,252	$263,690,569
Reinvestment of distributions	6,079,799	6,143,788	136,922,667	120,613,214
Shares redeemed	(14,689,256)	(12,520,499)	(335,793,638)	(249,902,941)
Net increase (decrease)	5,066,554	6,758,737	$115,866,281	$134,400,842
Investor Class
Shares sold	3,014,741	2,578,679	$71,335,529	$53,024,655
Reinvestment of distributions	9,013,735	9,678,537	208,309,588	194,586,883
Shares redeemed	(10,905,887)	(13,270,045)	(254,431,256)	(270,136,263)
Net increase (decrease)	1,122,589	(1,012,829)	$25,213,861	$(22,524,725)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Balanced Portfolio	59%	1	18%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Balanced Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $392,010,610, or, if subsequently determined to be different, the net capital gain of such year.

A total of 23.89% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $81,963,003 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 32%; Service Class designates 33%; Service Class 2 designates 35%; and Investor Class designates 32%; of the dividends distributed in December 2024, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	19,815,631,510.17	96.35
Withheld	749,708,334.02	3.65
TOTAL	20,565,339,844.19	100.00
Robert A. Lawrence
Affirmative	19,766,714,617.58	96.12
Withheld	798,625,226.62	3.88
TOTAL	20,565,339,844.19	100.00
Vijay C. Advani
Affirmative	19,788,320,252.27	96.22
Withheld	777,019,591.92	3.78
TOTAL	20,565,339,844.19	100.00
Thomas P. Bostick
Affirmative	19,780,566,370.66	96.18
Withheld	784,773,473.53	3.82
TOTAL	20,565,339,844.19	100.00
Donald F. Donahue
Affirmative	19,723,882,404.02	95.91
Withheld	841,457,440.18	4.09
TOTAL	20,565,339,844.19	100.00
Vicki L. Fuller
Affirmative	19,823,019,040.62	96.39
Withheld	742,320,803.57	3.61
TOTAL	20,565,339,844.19	100.00
Patricia L. Kampling
Affirmative	19,837,563,936.04	96.46
Withheld	727,775,908.15	3.54
TOTAL	20,565,339,844.19	100.00
Thomas A. Kennedy
Affirmative	19,789,564,999.11	96.23
Withheld	775,774,845.08	3.77
TOTAL	20,565,339,844.19	100.00
Oscar Munoz
Affirmative	19,772,385,801.51	96.14
Withheld	792,954,042.68	3.86
TOTAL	20,565,339,844.19	100.00
Karen B. Peetz
Affirmative	19,804,495,604.67	96.30
Withheld	760,844,239.52	3.70
TOTAL	20,565,339,844.19	100.00
David M. Thomas
Affirmative	19,717,117,994.71	95.88
Withheld	848,221,849.48	4.12
TOTAL	20,565,339,844.19	100.00
Susan Tomasky
Affirmative	19,783,626,171.89	96.20
Withheld	781,713,672.31	3.80
TOTAL	20,565,339,844.19	100.00
Michael E. Wiley
Affirmative	19,728,139,900.50	95.93
Withheld	837,199,943.69	4.07
TOTAL	20,565,339,844.19	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.540208.127
VIPBAL-ANN-0325

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	February 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	February 21, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	February 21, 2025